ANNUAL REPORT


1996
1996
1996
1996
1996


TRAVELERS SERIES
FUND INC.

MFS TOTAL RETURN PORTFOLIO

TBC MANAGED INCOME
PORTFOLIO

SMITH BARNEY MONEY
MARKET PORTFOLIO

--------------------------

OCTOBER 31, 1996

[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
MFS Total Return, TBC Managed Income and
Smith Barney Money Market Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Travelers Series Fund Inc. for the year ended October 31, 1996. This report covers the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios (the "Portfolios"). In this report, we have summarized the period's prevailing economic and market conditions and briefly outline each Portfolio's investment strategy. A detailed summary of each Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Highlights
MFS Total Return Portfolio

For the year ended October 31, 1996, the MFS Total Return Portfolio (the "Portfolio") posted a total return of 17.16% compared to the 13.17% return from the Portfolio's peer group, as reported by Lipper Analytical Services Inc. for the same period. (Lipper is an independent fund tracking organization.) As a balanced fund, a large portion of the Portfolio's total assets are invested in both stocks and bonds. In addition, the Portfolio purchases preferred stocks and convertible bonds, which in many cases can provide similar returns to common stocks with less risk. Over the past year, the Portfolio held about 57% of its assets in common stocks, preferred stocks and convertible bonds. This allocation provided the bulk of the return for the Portfolio as a whole, as the U.S. stock market continued its trend of 1995, posting spectacular gains. The Standard and Poor's 500 Composite Index ("S&P 500") gained 24.08% over the twelve-month period covered by this report. (The S&P 500 is an unmanaged index of 500 widely held common stocks.) The remainder of the Portfolio was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration between 5 and 6 years. The fixed income sector also provided positive returns, however, the magnitude was far less than that of the Portfolio's stock portion. For example, the Lehman Brothers Government Corporate Bond Index, which is fairly representative of the Portfolio's bond allocation, gained 5.39% over the same twelve month period. (The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities.)

The Portfolio's stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial services sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made nearly all banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation has improved the outlook for the stocks of many of these companies. In addition, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the period covered by this report, we avoided the technology sector, because, in our view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Portfolio is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

Given where equity valuations are today, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

The current composition of the fixed income portion of the Portfolio is 66% corporate bonds, 27% U.S. Treasury bonds and mortgage-backed securities and 7% foreign bonds. The average duration is a little more than 5 years.

Looking forward, we believe the U.S. economy will continue to experience modest growth over the next twelve months. However, over the near term, we believe the Federal Reserve Board will keep a close watch on wage inflation and general economic activity, and may raise interest rates should future economic numbers suggest inflationary growth.

TBC Managed Income Portfolio

The past year has seen a high degree of investor uncertainty surrounding both the U.S. economy and the U.S. financial markets, particularly the bond market. The period from October 1995 through January 1996 was characterized by low inflation, somewhat weaker U.S. economic growth and a strong rally in the bond market. In response to these conditions, the Federal Reserve Board (the "Fed") lowered the fed funds rate (the rate banks charge each other for overnight loans) in December 1995 and January of this year to its current level of 5.25%, in an effort to buoy the economy. However, economic data released during the first and second quarters of 1996 suggested strong U.S. economic growth. As a result, investors became concerned over the possible re-emergence of inflation, and interest rates subsequently rose. In July and again in September, the yield on the 30-year Treasury rose to 7.20%, the high end of its seven-month trading range, as investors continued to focus on inconclusive economic data, and the effect it would have on Fed monetary policy. Toward the end of September and into October, interest rates reversed their upward trend and the bond markets rallied on data that revealed the rate of U.S.

economic growth had slowed during the third quarter. The U.S. government reported that third quarter gross domestic product (GDP) growth was measured at 2.2%, down from 4.7% for the second quarter of 1996. Consequently, fears of inflation and the need for Fed tightening have subsided. However, investors and the Fed will continue to focus on the rate of economic growth for the remainder of 1996.

During the past year, TBC Managed Income Portfolio (the "Portfolio") cautiously maintained a 30-45% allocation to corporate bonds. We have focused on bonds in the banking industry because we believe they represent good value relative to other corporate bonds. Newly initiated positions within the Portfolio include First National Bank of Boston, Sanwa Bank and NationsBank. In addition, we increased the Portfolio's exposure to Sears, which has recently received a credit upgrade. We have avoided cyclical industrial stocks in the steel, paper and chemical industries.

The Portfolio maintained a 5-10% allocation to dollar-denominated Yankee bonds during the period covered by this report. (A Yankee bond is a bond issued in the United States by a non-U.S. entity.) In our view, these bonds have offered attractive spreads over Treasuries versus similar U.S. corporate bonds. One addition to the Portfolio in this sector was Wharf Capital, located in Hong Kong.

We have maintained our mortgage weighting of 25-40% as the yield spread on mortgage-backed securities relative to Treasuries narrowed throughout the year, enabling mortgage-backed securities to outperform Treasuries in terms of both price appreciation and income. However, we are beginning to reduce our exposure to this sector due to narrower spreads versus Treasuries. The remainder of the Portfolio has been allocated to U.S. Treasuries and asset-backed securities, which comprise approximately 17% and 4% of the Portfolio, respectively.

For the year ended October 31, 1996, the Portfolio had a total return of 4.61%. In comparison, the benchmark Lehman Brothers Aggregate Index, a widely recognized measure of the aggregate U.S. bond market, generated a total return of 5.85%. The Portfolio's slight underperformance relative to its benchmark was mainly due to the bond markets' increased level of volatility, as well as the Portfolio's slightly long duration relative to the Lehman Aggregate going into the first quarter of 1996. We believe that recent U.S. economic indicators have pointed to a slowing in the current economic expansion, and that investors' concerns about a possible re-emergence of inflation have eased. Moreover, it is our opinion that the results of the recent U.S. elections, which once again resulted in a Democratic President and a Republican Congress, should bode well for the fixed income markets. Since we believe that U.S. Treasuries will trade within a clearly defined range over the near-term, we will not be making any interest-rate bets and will seek to maintain a duration close to that of the Portfolio's benchmark. We believe our value-oriented, research-driven and risk-adverse investment philosophy should provide strong, stable performance over the next year.

Smith Barney Money Market Portfolio

It would be hard to imagine a better economic scenario in the U.S. than what we have seen so far in 1996. The U.S. economy has exhibited modest growth, little or no inflation, positive job creation and generally content consumers.

The Fed has been keeping a watchful eye on the economy, despite having to make very few changes in their policy. The last Fed action came in January 1996, when they lowered the federal funds rate (the benchmark short-term interest rate and the rate commercial banks charge each other for overnight loans) from 5.50% to its current level of 5.25%. With only one month remaining in 1996, it is widely expected that the Fed will not make any changes to their current policy stance before the year is over.

The rate of U.S. economic growth slowed somewhat in the third quarter of 1996, as GDP rose by an annual rate of 2.2% after increasing 4.7% during the second quarter. Most of the increase in the third quarter came from a build-up of inventories, not from increased consumer spending. In previous quarters U.S. economic growth came from both the consumer and business investments.

On the inflation front, data from the U.S. Labor Department suggests that prices remain in check. The Consumer Price Index (CPI) for the first nine months of the current year is running at a 3.2% annual rate, up slightly from the 2.7% rate reported for the same nine months of 1995. The Fed has been focusing on any increases in wage inflation, because labor costs represent two-thirds of business expenses.

Consumers continue to be in relatively good shape. Consumer confidence levels remain high, which is evident in the steady growth of new and existing home sales. This strength in housing activity can be attributed to the wealth effect caused by the rising stock market and the robust growth of new jobs. The unemployment rate now stands at 5.2% and new job growth is averaging 206,000 jobs per month for the first nine months of 1996, versus 185,000 jobs during the first nine months of 1995.

Throughout the last year due to stronger-than-expected U.S. economic growth, many investors had been anticipating tighter monetary policy by the Fed, i.e. that they would raise short-term interest rates. Although the Fed held monetary policy steady since January, these anticipated rate increases were at times priced into the short-term yield curve. It was during those periods that we extended the Portfolio's maturity to lock in attractive, higher long-term yields.

In closing, thank you for investing in the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

November 13, 1996

================================================================================
                           MFS Total Return Portfolio
================================================================================
Historical Performance
================================================================================


                        Net Asset Value
                     --------------------
                     Beginning     End of     Income    Capital Gains   Total
Year Ended            of Year       Year     Dividends  Distribution   Returns+
==================================================================================
10/31/96               $11.53      $13.13       $0.27        $0.08      17.16%
----------------------------------------------------------------------------------
10/31/95                 9.98       11.53        0.05         0.00      16.12
----------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00        9.98        0.00         0.00      (0.20)+++
==================================================================================
Total                                           $0.32        $0.08
==================================================================================


===============================================================================
                          TBC Managed Income Portfolio
===============================================================================
Historical Performance
===============================================================================


                     Net Asset Value
                    ------------------
                    Beginning     End of     Income       Capital Gains    Total
Year Ended           of Year       Year      Dividends    Distribution    Returns+
===================================================================================
10/31/96             $11.16      $11.06       $0.46        $0.15           4.61%
-----------------------------------------------------------------------------------
10/31/95              10.04       11.16        0.13         0.00          12.68
-----------------------------------------------------------------------------------
6/16/94* - 10/31/94   10.00       10.04        0.00         0.00           0.40+++
===================================================================================
Total                                         $0.59        $0.15
===================================================================================

IT IS THE FUNDS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
 Average Annual Total Return+
================================================================================

                                   MFS Total       TBC Managed
                                    Return           Income
                                   Portfolio        Portfolio
================================================================================
Year Ended 10/31/96                  17.16%           4.61%
--------------------------------------------------------------------------------
6/16/94* - 10/31/96                  13.72            7.34
================================================================================


================================================================================
 Cumulative Total Return+
================================================================================

                                   MFS Total       TBC Managed
                                    Return           Income
                                   Portfolio        Portfolio
================================================================================
6/16/94* through 10/31/96            35.77%           18.35%
================================================================================

+ Assumes the reinvestment of all dividends and capital gain distributions at net asset value.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================

                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996


                                   [GRAPHIC]


                                          Lehman Brothers
              MFS Total                      Government
               Return        S&P 500         Corporate
   DATE       Portfolio       Index          Bond Index
   ----       ---------      -------      ---------------
 6/16/94       $10,000        $10,000          $10,000
   10/94         9,980         10,324           10,075
   10/95        11,589         13,053           11,704
10/31/96        13,577         16,018           12,335




+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Historical Performance (unaudited)
================================================================================


                   Growth of $10,000 Invested in Shares of the
                        TBC Managed Income Portfolio vs.
                      Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1996


                                   [GRAPHIC]


                TBC             Lehman Brothers
            Managed Income         Aggregate
  DATE        Portfolio            Bond Index
  ----      -------------       ---------------
 6/16/94       $10,000              $10,000
   10/94        10,040               10,052
   10/95        11,313               11,626
10/31/96        11,835               12,305



+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

================================================================================
Schedules of Investments                                        October 31, 1996
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

   SHARES                  SECURITY                                      VALUE
================================================================================
COMMON STOCKS -- 54.4%
Aerospace -- 3.6%
     17,500   Allied Signal Inc.                                   $  1,146,250
      6,200   General Dynamics Corp.                                    425,475
      4,500   Lockheed Martin Corp.                                     403,312
     20,000   Raytheon Co.                                              985,000
     15,200   United Technologies Corp.                               1,957,000
--------------------------------------------------------------------------------
                                                                      4,917,037
--------------------------------------------------------------------------------
Apparel -- 0.5%
     10,200   V.F. Corp.                                                666,825
--------------------------------------------------------------------------------
Automotive -- 2.1%
     27,600   B.F. Goodrich Co.                                       1,169,550
     15,900   Dana Corp.                                                471,037
     20,900   Ford Motor Co.                                            653,125
      4,300   General Motors Corp.                                      231,663
     14,000   Volvo Aktiebolaget ADR                                    287,000
--------------------------------------------------------------------------------
                                                                      2,812,375
--------------------------------------------------------------------------------
Banking -- 6.1%
     19,000   Bank of Boston Corp.                                    1,216,000
     33,600   Bank of New York                                        1,113,000
     18,984   Chase Manhattan Corp.                                   1,627,878
      5,200   Comerica Inc.                                             276,250
      7,000   Crestar Financial Corp.                                   430,500
     17,300   Fleet Financial Corp.                                     862,838
     29,800   National City Corp.                                     1,292,575
     12,500   NationsBank Corp.                                       1,178,125
      4,300   Northern Trust Corp.                                      297,775

--------------------------------------------------------------------------------
                                                                      8,294,941
--------------------------------------------------------------------------------
Business Machines -- 0.7%
     14,000   Digital Equipment Corp.+                                  413,000
      3,900   International Business Machines Corp.                     503,100

--------------------------------------------------------------------------------
                                                                        916,100
--------------------------------------------------------------------------------
Chemicals -- 2.0%
      6,000   Dow Chemical Corp.                                        466,500
      8,300   E.I. du Pont De Nemours & Co. ADR                         769,825
      9,300   Praxair Inc.                                              411,525
      9,700   Rohm & Haas Co.                                           692,338
     13,200   Witco Corp.                                               409,200
--------------------------------------------------------------------------------
                                                                      2,749,388
--------------------------------------------------------------------------------
Conglomerates -- 0.3%
      9,100   Eastern Enterprises                                       350,350
--------------------------------------------------------------------------------
Consumer Products -- 3.1%
  10,700      American Brands Inc.                                      510,925
   6,000      Avon Products                                             325,500

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                          MFS TOTAL RETURN PORTFOLIO

   SHARES                   SECURITY                                     VALUE
================================================================================
Consumer Products -- 3.1% (continued)
      6,800   Colgate Palmolive Co.                                $    625,600
     10,800   Olin Corp.                                                459,000
     15,200   Philip Morris Cos.                                      1,407,900
     11,200   Rubbermaid Inc.                                           260,400
     10,800   Scherwin Williams Co.                                     541,350
--------------------------------------------------------------------------------
                                                                      4,130,675
--------------------------------------------------------------------------------
Electrical Equipment -- 2.5%
      9,500   Cooper Industries Inc.                                    382,375
     18,700   General Electric Corp.                                  1,809,225
      9,300   Honeywell Inc.                                            577,763
     23,400   Stanley Works                                             661,050
--------------------------------------------------------------------------------
                                                                      3,430,413
--------------------------------------------------------------------------------
Electronics -- 0.1%
      3,800   Analog Devices Inc.+                                       98,800
--------------------------------------------------------------------------------
Financial Services -- 2.1%
     18,700   American Express Co.                                      878,900
      2,900   Associates First Capital Corp.                            125,788
      8,600   Federal Home Loan Mortgage Corp.                          868,600
     28,200   Southern National Corp.                                   976,425
--------------------------------------------------------------------------------
                                                                      2,849,713
--------------------------------------------------------------------------------
Food & Beverages -- 1.3%
      4,000   Anheuser-Busch Cos., Inc.                                 154,000
     11,400   Dimon Inc.                                                216,600
     12,500   General Mills Inc.                                        714,063
      8,600   McCormick & Co., Inc.                                     207,475
     13,300   PepsiCo. Inc.                                             394,013
--------------------------------------------------------------------------------
                                                                      1,686,151
--------------------------------------------------------------------------------
Insurance -- 2.5%
     17,400   Allstate Corp.                                            976,575
      7,200   Cigna Corp.                                               939,600
     13,500   St. Paul Cos.                                             734,063
     14,900   Torchmark Corp.                                           720,788
--------------------------------------------------------------------------------
                                                                      3,371,026
--------------------------------------------------------------------------------
Machinery -- 1.0%
     22,000   Deere & Co.                                               918,500
      8,800   York International Corp.                                  425,700
--------------------------------------------------------------------------------
                                                                      1,344,200
--------------------------------------------------------------------------------
Medical Products & Supplies -- 2.9%
     14,600   American Home Products Corp.                              894,250
      8,700   Astra AB ADS                                              399,113
     12,400   Baxter International Inc.                                 516,150
     10,700   Pharmacia & UpJohn                                        385,200

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

SHARES        SECURITY                                            VALUE
================================================================================
Medical Products & Supplies -- 2.9% (continued)
      9,300   Rhone-Poulenc Rorer ADR                              $    624,263
     16,500   Smithkline Beecham Co. ADR                              1,033,313
--------------------------------------------------------------------------------
                                                                      3,852,289
--------------------------------------------------------------------------------
Medical Services -- 0.8%
     10,300   Columbia HCA Healthcare Corp.                             368,225
      7,400   St. Jude Medical Inc.+                                    292,300
     11,900   United Healthcare Corp.                                   450,713
--------------------------------------------------------------------------------
                                                                      1,111,238
--------------------------------------------------------------------------------
Metal & Minerals -- 0.6%
     10,700   Aluminum Co. of America                                   627,288
      2,800   Phelps Dodge Corp.                                        176,050
--------------------------------------------------------------------------------
                                                                        803,338
--------------------------------------------------------------------------------
Oil -- 7.3%
     10,500   Amoco Corp.                                               795,375
      5,900   Atlantic Richfield Co.                                    781,750
     11,700   British Petroleum Co. PLC ADR                           1,504,910
      9,100   Exxon Corp.                                               806,487
      7,200   Mobile Corp.                                              840,600
     35,800   Occidental Petroleum Corp.                                877,100
     12,200   Repsol S.A. ADR                                           398,025
     10,000   Royal Dutch Petroleum Corp. ADR                         1,653,750
      9,800   Schlumberger Ltd.                                         971,425
      4,000   Sun Co.                                                    89,500
      6,000   Ultramar Corp.+                                           171,750
     44,500   USX-Marathon Group Inc.                                   973,436
--------------------------------------------------------------------------------
                                                                      9,864,108
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.3%
      9,500   Weyerhaeuser Co.                                          435,813
--------------------------------------------------------------------------------
Photography -- 0.9%
     14,600   Eastman Kodak Co.                                       1,164,350
--------------------------------------------------------------------------------
Pollution Control -- 0.5%
     10,700   Browning Ferris Industries Inc.                           280,875
     13,100   WMX Technologies Inc.                                     450,313
--------------------------------------------------------------------------------
                                                                        731,188
--------------------------------------------------------------------------------
Publishing & Printing -- 0.6%
      9,100   Tribune Co.                                               743,925
--------------------------------------------------------------------------------
Railroads -- 1.8%
     11,200   Burlington Northern Santa Fe Corp.                        922,600
      5,000   Canadian National Railway                                 137,500
     14,100   CSX Corp.                                                 608,062
     24,000   Illinois Central Corp.                                    777,000
--------------------------------------------------------------------------------
                                                                      2,445,162
--------------------------------------------------------------------------------


                        See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                           October 31, 1996
================================================================================


                           MFS TOTAL RETURN PORTFOLIO
SHARES        SECURITY                                            VALUE
================================================================================
Real Estate -- 0.9%
--------------------------------------------------------------------------------
      6,000   Arden Realty Group Inc.+                             $    135,750
     21,000   Hospitality PropertiesTrust Corp.                         546,000
     13,000   Meditrust Corp.                                           468,000
      1,300   Nationwide Health Properties Inc.                          45,338
--------------------------------------------------------------------------------
                                                                      1,195,088
--------------------------------------------------------------------------------
Retail -- 1.4%
      9,800   May Department Stores Co.                                 464,275
      5,000   Office Depot Inc.+                                         98,125
     19,200   Sears, Roebuck & Co.                                      928,800
     16,600   Walmart Corp.                                             441,975
--------------------------------------------------------------------------------
                                                                      1,933,175
--------------------------------------------------------------------------------
Utilities-Electric -- 2.8%
      9,700   Allegheny Power Systems Inc.                              289,787
     14,800   Carolina Power & Light Co.                                534,650
     10,400   DPL Inc.                                                  248,300
     14,800   FPL Group, Inc.                                           680,800
     11,000   Peco Energy Co.                                           277,750
     17,900   Pinnacle West Capital Co.                                 552,662
     18,600   Portland General Corp.                                    813,750
     10,500   Texas Utilities Co.                                       425,250
--------------------------------------------------------------------------------
                                                                      3,822,949
--------------------------------------------------------------------------------
Utilities-Gas -- 3.1%
     18,600   Coastal Corp.                                             799,800
      8,500   Pacific Enterprises                                       261,375
     24,400   Panenergy Corp.                                           939,400
     16,100   Sonat Inc.                                                792,925
      4,000   Tenneco Inc.                                              198,000
     23,000   UGI Corp.                                                 543,375
     12,600   Williams Cos., Inc.                                       658,350
--------------------------------------------------------------------------------
                                                                      4,193,225
--------------------------------------------------------------------------------
Utilities-Telephone -- 2.6%
      3,200   American Telephone & Telegraph Corp.                      111,600
     12,100   Ameritech Corp.                                           662,475
     16,600   Bellsouth Corp.                                           676,450
     21,900   GTE Corp.                                                 922,535
     37,600   MCI Communications Corp.                                  944,700
      7,000   Telephone Data Systems Corp.                              245,000
--------------------------------------------------------------------------------
                                                                      3,562,760
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost-- $64,111,943)                                   73,476,602
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================


                           MFS TOTAL RETURN PORTFOLIO

SHARES        SECURITY                                            VALUE
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.7%
Agricultural Products -- 0.4%
      4,200   Case Corp., Class A Shares,Convertible $4.500        $    483,000
--------------------------------------------------------------------------------
Consumer Goods & Services -- 0.1%
      2,400   Corning Delaware LP, Convertible 6.00%                    134,400
--------------------------------------------------------------------------------
Energy -- 0.1%
      3,200   Occidental Petroleum Corp., Convertible $3.875+++         187,600
--------------------------------------------------------------------------------
Medical Services -- 0.4%
      5,300   SCI Finance, Class A Shares, Convertible $3.125           498,200
--------------------------------------------------------------------------------
Steel -- 0.1%
      2,800   US Capital LLC, Series A, Convertible 8.750%               68,950
--------------------------------------------------------------------------------
Utilities-Gas -- 0.6%
     11,000   Enron Corp., Convertible 6.250%                           269,500
     10,767   Unocal Corp., Convertible 6.250%                          571,997
--------------------------------------------------------------------------------
                                                                        841,497
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost -- $1,970,006)                                    2,213,647
================================================================================

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
CORPORATE BONDS -- 23.6%
Airlines -- 2.3%
$ 1,400,000  Baa3*         AMR Corp., 9.750% due 8/15/21                 479,500
                           Continental Airlines Inc.:
    400,000  BBB             9.500% due 10/15/13                         449,672
     99,979  BBB             10.220% due 7/2/14                          117,351
                           Delta Airlines Inc.:
    400,000  BB+             8.500% due 3/15/02                          428,500
    250,000  BB+             10.375% due 12/15/22                        310,625
                           Jet Equipment Trust:
    250,000  NR              9.410% due 6/15/10+++                       289,095
    196,747  A               8.640% due 11/1/12+++                       214,850
    300,000  Baa2*           11.440% due 11/1/14+++                      351,699
    100,000  BBB-            10.690% due 5/1/15+++                       106,148
    200,000  BBB+          Qantas Airways Ltd., 7.500% due 6/30/03+++    205,750
     97,403  A+            U.S. Air Inc., 6.760% due 4/15/08              96,308
--------------------------------------------------------------------------------
                                                                       3,049,498
--------------------------------------------------------------------------------
Banking -- 0.9%
    400,000  BBB           Advanta Corp., 7.470% due 9/10/01            411,000
    400,000  BBB-          Capital One Bank, 7.150% due 9/15/06         420,000
    400,000  BBB-          Standard Federal Bancorp,
                             7.750% due 7/17/06                         417,500

--------------------------------------------------------------------------------
                                                                       1,248,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
Building & Construction -- 0.5%
$ 100,000  Baa2*  Georgia-Pacific Corp., 9.875% due 11/1/21             $112,500
  100,000  BBB-   Owens-Corning Fiberglass, 8.875% due 6/1/02            108,000
  400,000  B2*    USG Corp., 9.250% due 9/15/01                          427,500
--------------------------------------------------------------------------------
                                                                         648,000
--------------------------------------------------------------------------------
Consumer Goods & Services -- 0.6%
  400,000  BBB-   Fingerhut Cos. Inc., 7.375% due 9/15/99                404,000
  400,000  BBB+   Tupperware Finance Co., 7.250% due 10/1/06             408,000
--------------------------------------------------------------------------------
                                                                         812,000
--------------------------------------------------------------------------------
Entertainment -- 1.2%
                  Time Warner Co.:
  535,000  BBB-       8.375% due 3/15/23                                 546,369
1,000,000  BBB-       7.450% due 2/1/98                                1,016,250
--------------------------------------------------------------------------------
                                                                       1,562,619
--------------------------------------------------------------------------------
Financial -- 2.5%
  200,000  Baa3*  Aames Financial Corp., 9.125% due 11/1/03              202,500
  200,000  BBB    Alex Brown, 7.625% due 8/15/05                         204,250
  115,000  A-     Auburn Hills, 12.000% due 5/1/20                       173,506
  400,000  A      Bear Stearns Cos., 7.250% due 10/15/06                 405,000
  150,000  BB+    ContiFinancial Corp., 8.375% due 8/15/03               152,437
  400,000  NR     Hubco Inc., 8.200% due 9/15/06                         416,000
                  Lehman Brothers Inc.:
  400,000  A         7.125% due 9/15/03                                  402,000
  500,000  A         7.500% due 8/1/26                                   515,625
  400,000  AA-    Nationwide Mutual Insurance, 7.500% due 2/15/24        387,500
                  Salton Sea Funding:
  100,000  BBB-      7.370% due 5/30/05                                   99,375
  400,000  BBB-      7.840% due 5/30/10                                  406,500
--------------------------------------------------------------------------------
                                                                       3,364,693
--------------------------------------------------------------------------------
Foods & Beverages -- 0.7%
                  RJR Nabisco Inc.:
500,000    BBB-        8.750% due 4/15/04                                505,000
400,000    BBB-        8.750% due 7/15/07                                398,500
100,000    BBB-        7.550% due 6/15/15                                 98,375
--------------------------------------------------------------------------------
                                                                       1,001,875
--------------------------------------------------------------------------------
Industrial -- 3.6%
 420,000   BB+    ADT Operations, zero coupon due 7/6/10                 250,425
 400,000   NR     BCF LLC, 7.750% due 9/25/26                            388,784
 400,000   BBB-   Capital One, Medium Term Note, 6.750% due 11/6/00      400,000
 100,000   BBB+   Fairfax Financial Holdings, 8.300% due 4/15/26         102,625
 300,000   BBB    Fisher Scientific Group Inc., 7.125% due 12/15/05      287,250
 400,000   BB+    Loewen Group International Inc., 7.500% due 4/15/01    403,000
 400,000   Baa3*  Mark IV Industries Inc., 7.750% due 4/1/06+++          377,500

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
Industrial -- 3.6% (continued)
$   400,000  A-     McDonnell Douglas, 6.875% due 11/1/06             $  396,728
    400,000  BB-    Niagara Mohawk Power, 8.000% due 6/1/04              381,500
    400,000  BBB-   Northrop Grumman Corp., 9.375% due 10/15/24          450,000
    400,000  Baa1*  Price/Costco Inc., 7.125% due 6/15/05                401,500
    534,000  BBB-   360 Communications, 7.500% due 3/1/06                531,996
    400,000  BBB-   Tosco Corp., 7.625% due 5/15/06                      412,000
--------------------------------------------------------------------------------
                                                                       4,783,308
--------------------------------------------------------------------------------
Insurance -- 1.1%
                   Equitable Life Assurance:
    200,000  A      6.950% due 12/1/05                                   198,500
    200,000  A      7.700% due 12/1/15                                   201,250
    200,000  A2*   Liberty Mutual Insurance Co., 8.200% due 5/4/07       214,250
    250,000  AA+   Metlife Insurance Co., 7.770% due 11/1/15             249,375
    400,000  AA    New York Life, 7.500% due 12/15/23                    390,000
                   Tenet Healthcare Corp.:
    100,000  Ba1*   8.625% due 12/1/03                                   106,000
    100,000  Ba1*   10.125% due 3/1/05                                   110,000
--------------------------------------------------------------------------------
                                                                       1,469,375
--------------------------------------------------------------------------------
Oil -- 2.1%
    500,000  Baa2* ANR Pipeline, 9.625% due 11/1/21                      618,750
    400,000  BBB   Mitchell Energy & Development Corp.,
                    8.000% due 7/15/99                                   385,500
                   ORYX Energy Co.:
    400,000  BB     10.000% due 4/1/01                                   440,500
    400,000  BB     8.000% due 10/15/03                                  409,000
    500,000  Ba2*   8.375% due 7/15/04                                   516,875
    500,000  NR    Petroliam Nasional, 7.625% due 10/15/26               504,375
--------------------------------------------------------------------------------
                                                                       2,875,000
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.6%
    400,000  Baa3* Boise Cascade Corp., 7.430% due 10/10/05              404,000
    400,000  Ba1*  Canadian Pacific Forest Products,
                     9.250% due 6/15/02                                  429,500
--------------------------------------------------------------------------------
                                                                         833,500
--------------------------------------------------------------------------------
Real Estate -- 0.3%
    400,000  BBB   Taubman Realty Group Ltd., 8.000% due 7/30/01         408,000
--------------------------------------------------------------------------------
Restaurants & Lodging -- 0.2%
    300,000  BBB   RHG Finance Corp., 8.875% due 10/1/05                 310,875
--------------------------------------------------------------------------------
Telecommunications -- 1.7%
    200,000  BB+   Lenfest Communications Inc., 8.375% due 11/1/05       183,000
                   Tele-Communications Inc.:
  1,400,000  BBB-   7.375% due 2/15/00                                 1,394,750
    415,000  BBB-   7.875% due 2/15/26                                   348,081
    400,000  Ba1*  Total Access Communications Ltd.,
                    8.375% due 11/4/06                                   400,000
--------------------------------------------------------------------------------
                                                                       2,325,831
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           MFS TOTAL RETURN PORTFOLIO

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
Tobacco -- 0.3%
$400,000   A      Philip Morris Cos., 7.650% due 7/1/08                $ 411,000
--------------------------------------------------------------------------------

Utilities-Electric -- 3.6%
 100,000   Baa2*  Arkansas Power & Light Co., 8.750% due 3/1/26          101,875
 400,000   Baa2*  Cleveland Electric, 9.250% due 7/29/99                 416,000
 630,000   Baa3*  Coastal Corp., 10.375% due 10/1/00                     628,425
 400,000   BBB    DQU II Funding Corp., 8.700% due  6/1/16               417,500
 200,000   Baa1*  Edelnor, 7.750% due 3/15/06++                          203,000
 250,000   Ba3*   El Paso Electric Co., 8.900% due 2/1/06                258,438
                  First PV Funding:
 248,000   Ba3*    10.150% due 1/15/16                                   264,120
 275,000   Ba3*    10.300% due 1/15/16                                   293,219
                  Long Island Lighting Co.:
  25,000   BB+     7.500% due 3/1/07                                      23,125
 100,000   BBB-    7.625% due 4/15/98                                    100,625
 400,000   BB+     8.900% due 7/15/19                                    394,000
 600,000   BB+     9.000% due 11/1/22                                    601,500
  75,000   BBB-    9.625% due 7/1/24                                      77,625
                 Louisiana Power & Light Co.:
 100,000   BBB-   10.670% due 1/2/17                                     106,500
  50,000   BBB    8.750% due 3/1/26                                       50,438
 100,000   BB-   Midland Funding II, 11.750% due 7/23/05                 109,250
 100,000   BBB   PacifiCorp Holdings, 7.200% due 4/1/06++                100,250
 400,000   BBB-  System Energy Resources, 7.800% due 8/1/00              406,000
 200,000   B+    Texas New Mexico Power, 12.500% due 1/15/99             218,000
 100,000   BBB   Utilicorp United Inc., 8.450% due 11/15/99              105,250
--------------------------------------------------------------------------------
                                                                       4,875,140
--------------------------------------------------------------------------------
Utilities-Gas -- 1.4%
 300,000   BB-   California Energy Co., zero coupon due 1/15/04          309,000
 400,000   Ba2*  Gulf Canada Resource Ltd., 8.350% due 8/1/06            412,000
 300,000   BB+   Louis Dreyfus, 9.250% due 6/15/04                       317,250
 400,000   BBB-  NGC Corp., 6.750% due 12/15/05                          393,000
 400,000   BBB   Panenergy Corp., 7.000% due 10/15/06                    402,000
--------------------------------------------------------------------------------
                                                                       1,833,250
--------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost-- $31,198,933)                                 31,812,464
===============================================================================
SHARES           SECURITY                                               VALUE
================================================================================
FOREIGN COMMON STOCKS -- 1.1%
Germany -- 0.2%
   6,100         Henkel KGAA                                             274,927
--------------------------------------------------------------------------------
New Zealand -- 0.3%
 147,000         Lion Nathan                                             379,555
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           MFS TOTAL RETURN PORTFOLIO

SHARES     RATING SECURITY                                            VALUE
================================================================================
Switzerland -- 0.6%
--------------------------------------------------------------------------------
      700         Ciba Geigy AG                                        $ 865,893
--------------------------------------------------------------------------------

                  TOTAL FOREIGN COMMON STOCKS
                  (Cost -- $1,291,069)                                 1,520,375
================================================================================
   FACE
  AMOUNT   RATING         SECURITY                                       VALUE
================================================================================
FOREIGN BONDS -- 2.5%
$ 250,000  BBB-   Argentina Global, 9.250% due 2/23/01                   244,686
1,000,000  BBB+   Empresa Electric Pehuenche, 7.300% due 5/1/03        1,012,420
  255,000  BBB-   Financiera Energy Nacional, 9.375% due 6/15/06         261,375
  800,000  BB     Peoples Republic of China, 7.750% due 7/5/06           832,000
  250,000  Baa3*  Republic of Colombia, 8.700% due 2/15/16               236,250
  400,000  B3*    Republic of South Africa, 8.375% due 10/17/06          402,000
  400,000  NR     United Mexican States, 11.375% due 9/15/16             392,500
--------------------------------------------------------------------------------
                  TOTAL FOREIGN BONDS
                  (Cost-- $3,338,074)                                  3,381,231
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 9.7%
  775,000        U.S. Treasury Note, 8.875% due 11/15/98                 820,927
4,700,000        U.S. Treasury Note, 9.125% due 5/15/99                5,058,051
  100,000        U.S. Treasury Note, 6.625% due 6/30/01                  102,172
  400,000        U.S. Treasury Note, 6.500% due 8/31/01                  406,732
1,000,000        U.S. Treasury Note, 6.250% due 10/31/01               1,006,790
  150,000        U.S. Treasury Note, 7.875% due 11/15/04                 164,715
1,052,000        U.S. Treasury Note, 7.000% due 7/15/06                1,099,287
1,700,000        U.S. Treasury Bond, 7.500% due 11/15/01               1,801,847
  860,000        U.S. Treasury Bond, 12.000% due 5/15/05               1,177,804
  650,000        U.S. Treasury Bond, 6.000% due 2/15/26                  593,405
  941,391        Government National Mortgage Association
                  15 Year, 7.500% due 4/15/08                            961,094
--------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost -- $13,073,874)                                13,192,824
================================================================================
SHORT-TERM INVESTMENTS -- 7.0%
3,600,000        Federal Home Loan Mortgage Corp.,
                  5.180% due 11/13/96                                  3,593,784
3,400,000        Federal National Mortgage Association,
                  5.175% due 11/26/96                                  3,387,781
2,500,000        Student Loan Market Association, 5.500% due 11/1/96   2,500,000
--------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost -- $9,481,565)                                  9,481,565
================================================================================


                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $124,465,464*)                             $135,078,708
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                         TBC MANAGED INCOME PORTFOLIO

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
CORPORATE BONDS -- 44.4%
Banking -- 2.4%
$250,000   BBB+  First National Bank of Boston, 7.375% due 9/15/06     $ 256,250
 100,000   Ba3*  First Nationwide Bank, 10.625% due 10/1/03+++           105,250
  50,000   AAA   International Bank for Reconstruction & Development,
                  9.875% due 10/1/97                                      51,875
 145,000   A-    NationsBank Corp., 7.500% due 9/15/06                   150,256
--------------------------------------------------------------------------------
                                                                         563,631
--------------------------------------------------------------------------------
Financial Services -- 6.6%
                 Associate Corp.:
  65,000   AA-    6.625% due 5/15/01                                      65,488
  50,000   AA-    6.750% due 7/15/01                                      50,625
 125,000   AA-    6.750% due 8/1/01                                      126,563
  95,000   BBB+  Fleet Financial Group, 7.125% due 4/15/06                95,831
 140,000   A+    Ford Motor Credit Co., 96-A3, 6.500% due 11/1/99        141,491
  50,000   BBB+  H.F. Ahmanson & Co., 7.650% due 4/15/00                  51,313
  50,000   NR    Household Finance Corp., 7.800% due 11/1/96              50,000
                 Lehman Brothers Holdings, Inc.:
 205,000   A      6.125% due 6/30/98                                     205,256
 200,000   A      6.125% due 2/1/01                                      196,000
  85,000   A      7.250% due 10/15/03                                     85,850
  50,000   A     Lincoln National Corp., 7.250% due 5/15/05               50,750
                 PaineWebber Group:
  94,000   BBB+   7.310% due 8/9/00                                       95,880
 110,000   BBB+   7.625% due 10/15/08                                    111,650
 220,000   A     Prudential Insurance Corp., 7.650% due 7/1/07+++        225,500

-------------------------------------------------------------------------------
                                                                       1,552,197
-------------------------------------------------------------------------------
Healthcare -- 1.9%
  60,000   NR    Genesis Health Ventures, Inc., 9.250% due 10/1/06        60,000
 110,000   B     Integrated Healthcare, Inc., 9.625% due 5/31/02         111,100
                 Tenet Healthcare Corp.:
 100,000   BB     9.625% due 9/1/02                                      109,750
  50,000   BB     8.625% due 12/1/03                                      53,000
 100,000   BB-   Universal Health Services, Inc., 8.750% due 8/15/05     101,500
--------------------------------------------------------------------------------
                                                                         435,350
--------------------------------------------------------------------------------
Industrial -- 19.1%
  90,000   BBB-  ADT Operations, 8.250% due 8/1/00                        93,263
  95,000   B     BE Aerospace, Inc., 9.875% due 2/1/06                    96,544
 105,000   A     Burlington Northern Etc., 6.960% due 3/22/09            106,050
  50,000   A-    Carpenter Technology Corp., 7.440% due 8/16/99           51,438
 143,000   B+    Chesapeake Energy Corp., 9.125% due 4/15/06             144,788
  70,000   BB-   Comcast Corp., 9.375% due 5/15/06                        70,000
 210,000   A+    CPC International, Inc., 6.875% due 10/15/03            212,888
 100,000   BB    Dominion Textiles, Inc., 8.875% due 11/1/03              99,250


                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                         TBC MANAGED INCOME PORTFOLIO

 FACE
 AMOUNT   RATING            SECURITY                                   VALUE
================================================================================
Industrial -- 19.1% (continued)
$100,000   B-    E&S Holdings Corp., 10.375% due 10/1/06               $ 102,625
 190,000   BB-   El Paso Electric Co., 7.250% due 2/1/99                 189,763
 190,000   BB    Ferrellgas Inc., 10.000% due 8/1/01                     196,888
  75,000   BB-   Flores & Rucks, Inc., 9.750% due 10/1/06                 77,063
 100,000   B+    Fort Howard Corp., 9.250% due 3/15/01                   103,000
 100,000   BB-   Gulf Canada Resources Ltd., 9.625% due 7/1/05           105,750
 100,000   BB    Iron Mountain Inc., 10.125% due 10/1/06                 102,750
 100,000   B     JCAC, Inc., 10.125% due 6/15/06                         101,750
 150,000   B     Kaiser Aluminum & Chemical Inc.,
                  10.875% due 10/15/06                                   150,375
  80,000   NR    K&F Industries Inc., Sr. Sub. Notes,
                  10.375% due 9/1/04                                      82,600
 125,000   BB-   Lear Corp., 8.250% due 2/1/02                           123,750
                 Lockheed Martin Corp.:
  95,000   BBB+   7.250% due 5/15/06                                      97,375
 270,000   BBB+   7.750% due 5/1/26                                      279,113
  60,000   B+    Muzak Corp., 10.000% due 10/15/03                        60,300
  90,000   BBB   News America Holdings,Inc., 8.625% due 2/1/03            97,988
 200,000   BBB   Noram Energy Corp., 7.500% due 8/1/00                   205,000
  35,000   BBB   Norcen Energy Resources, Inc., 7.375% due 5/15/06        35,481
  25,000   BBB-  Ohio Edison Co., 8.750% due 2/15/98                      25,750
  40,000   BBB-  ORYX Energy Co., 10.000% due 4/1/01                      44,050
  50,000   BB    Rayovac Corp., 10.250% due 11/1/06+++                    50,750
 100,000   B-    Revlon Worldwide Corp., Series B, zero coupon
                  due 3/15/98                                             88,250
 100,000   B     Riverwood International Corp., 10.250% due 4/1/06        96,750
  60,000   BBB-  Safeway Inc., 9.650% due 1/15/04                         67,200
 100,000   B+    Speedy Muffler King Inc., 10.875% due 10/1/06           102,750
 170,000   BB+   Stone Consolidated Corp., 10.250% due 12/15/00          180,200
  40,000   BB-   Stone Consolidated Inc., 10.750% due 10/1/02             41,900
  50,000   BB+   Southland Corp., 5.000% due 12/15/03                     40,125
 175,000   BBB   Union Pacific Railroad Co., 7.250% due 11/1/08          176,094
 125,000   B     Universal Outdoor Holdings, Inc.,
                  9.750% due 10/15/06                                    123,750
  70,000   B     U.S. Can Corp., 10.125% due 10/15/06+++                  72,275
  75,000   BB    USG Corp., 9.250% due 9/15/01                            80,156
  75,000   BB-   Valassis Inserts Inc., 9.375% due 3/15/99                77,719
 200,000   BB-   Westpoint Stevens Inc., 8.750% due 12/15/01             203,000
--------------------------------------------------------------------------------
                                                                       4,456,511
--------------------------------------------------------------------------------
Retail -- 2.0%
  80,000   BB-   Federated Department Stores, Inc.,
                  8.125% due 10/15/02                                    82,200
                 Sears, Roebuck & Co.:
 120,000   A-     5.600% due 11/16/98                                    119,100
  60,000   A-     5.710% due 2/6/01                                       58,200
 198,000   A-     6.690% due 4/30/01                                     199,238
--------------------------------------------------------------------------------
                                                                         458,738
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                         TBC MANAGED INCOME PORTFOLIO
FACE
AMOUNT  RATING   SECURITY                                                VALUE
================================================================================
Telecommunications -- 4.7%
$ 75,000   B     Cablevision Systems Corp., 9.875% due 5/15/06          $ 73,781
 125,000   BB-   Century Communication Inc., 9.500% due 8/15/00          125,938
 165,000   B     MFS Communications Co., Inc., 8.875% due 1/15/06        117,150
 120,000   B     Paging Network Inc., 10.000% due 10/15/08+++            119,400
 150,000   BBB-  Tele-Communications Inc., 7.130% due 2/2/98             150,375
  95,000   B     Teleport Communications Group, Inc., 9.875%
                   due 7/1/06                                             96,900
 125,000   BBB-  360 Communications, 7.125% due 3/1/03                   123,750
 150,000   B+    Vanguard Celluar System, Inc., 9.375% due 4/15/06       148,500
 130,000   B-    Western Wireless Corp., 10.500% due 6/1/06              130,650
--------------------------------------------------------------------------------
                                                                       1,086,444
--------------------------------------------------------------------------------
Transportation -- 0.2%
  50,000   BBB   Federal Express Corp., 6.250% due 4/15/98                50,188
--------------------------------------------------------------------------------
Yankee Bond With Coupon -- 7.5%
 111,000   AA-   Aegon NV, 8.000% due 8/15/06                            118,770
 185,000   A+    ANZ Banking Group Ltd., 7.550% due 9/15/06              192,631
 210,000   NR    Bangkok Bank Public Co. Ltd., 8.250% due 3/15/16+++     213,938
 184,000   A     BHP Finance USA, Inc., 6.690% due 3/1/06                181,240
 140,000   NR    China Global Bond, 7.750% due 7/5/06                    145,600
 110,000   A     Hong Kong Mass Transit, 7.250% due 10/1/05              110,275
  99,000   A     Midland Bank PLC, 7.625% due 6/15/06                    103,208
 215,000   A+    Petroliam Nasional, 7.625% due 10/15/26                 216,881
 185,000   BB-   Rogers Communications Inc., 2.000% due 11/26/05          97,125
 250,000   A-    Sanwa Bank Ltd., 7.250% due 9/15/01                     256,250
 115,000   A     Wharf Capital International Limited, 8.875%
                   due 11/1/04                                           119,744
--------------------------------------------------------------------------------
                                                                       1,755,662
--------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost-- $10,391,247)                                 10,358,721
================================================================================
ASSET-BACKED SECURITIES -- 3.6%
 260,000         Capital Equipment Receivables Trust, Series 1996-1-A3,
                  6.110% due 7/15/99                                     260,504
 119,000         EQCC Home Equity Loan Trust, Series 1996-1-A2,
                  5.820% due 9/15/09                                     117,954
                 The Money Store Inc., Home Equity Loan:
  72,000          7.600% due 7/15/21                                      74,033
  49,000          7.800% due 10/15/21                                     50,650
 153,000          7.690% due 5/15/24                                     156,794
 168,000         UAC Home Equity Loan, Series 1996-C-A2,
                  6.510% due 11/8/02                                     169,458
--------------------------------------------------------------------------------
                 TOTAL ASSET-BACKED SECURITIES
                 (Cost -- $821,770)                                      829,393
================================================================================

                      See Notes to Financial Statements.

================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                         TBC MANAGED INCOME PORTFOLIO

 FACE
 AMOUNT                     SECURITY                                   VALUE
================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 52.0%
$1,190,000  U.S. Treasury Note, 7.250% due 2/15/98                    $1,213,336
    88,000  U.S. Treasury Note, 6.375% due 5/15/99                        89,071
   139,000  U.S. Treasury Note, 5.875% due 11/15/99                      138,783
   530,000  U.S. Treasury Note, 7.875% due 8/15/01                       569,167
   340,000  U.S. Treasury Note, 6.375% due 8/15/02                       344,131
    82,000  U.S. Treasury Note, 7.250% due 8/15/04                        86,830
   182,000  U.S. Treasury Bond, 11.750% due 2/15/10                      243,986
   193,000  U.S. Treasury Bond, 7.250% due 5/15/16                       204,462
 1,115,000  U.S. Treasury Bond, 7.125% due 2/15/23                     1,167,360
   196,640  Federal National Mortgage Association, 6.500% due 4/1/03     195,349
   335,315  Federal National Mortgage Association, 7.000% due 8/1/03     338,039
   223,875  Federal National Mortgage Association, 7.500% due 8/1/03     228,353
    10,183  Federal National Mortgage Association, 7.500% due 4/1/05      10,209
   135,713  Federal National Mortgage Association, 7.430% due 8/1/06     138,215
   264,374  Federal National Mortgage Association, 7.500% due 7/1/09     268,835
    62,217  Federal National Mortgage Association, 7.500% due 6/1/10      63,267
   162,864  Federal National Mortgage Association, 8.000% due 8/1/10     167,902
   104,000  Federal National Mortgage Association, 7.500% due 9/1/10     105,592
   241,782  Federal National Mortgage Association, 8.000% due 10/1/10    249,260
   209,364  Federal National Mortgage Association, 7.000% due 11/1/10    209,626
   283,893  Federal National Mortgage Association, 7.000% due 1/1/11     284,248
   134,000  Federal National Mortgage Association, 7.000% due 2/1/11     133,957
   533,384  Federal National Mortgage Association, 7.000% due 3/1/11     534,051
   359,795  Federal National Mortgage Association, 8.000% due 4/1/11     370,924
    35,920  Federal National Mortgage Association, 6.500% due 9/1/25      34,382
   484,552  Federal National Mortgage Association, 8.500% due 9/1/25     501,814
    93,230  Federal National Mortgage Association, 7.000% due 1/1/26      91,540
    69,000  Federal National Mortgage Association, 6.500% due 3/1/26      65,938
   334,901  Federal National Mortgage Association, 7.000% due 3/1/26     328,829
   516,193  Federal National Mortgage Association, 6.500% due 4/1/26     494,092
    99,212  Federal National Mortgage Association, 8.500% due 4/1/26     102,747
   390,892  Federal National Mortgage Association, 8.000% due 6/1/26     399,074
   110,703  Federal National Mortgage Association, 8.500% due 6/1/26     114,646
   732,124  Federal National Mortgage Association, 9.000% due 6/1/26     770,272
   518,111  Federal National Mortgage Association, 8.000% due 7/1/26     528,955
   164,270  Federal National Mortgage Association, 9.000% due 7/1/26     172,895
   354,764  Federal National Mortgage Association, 6.069% due 10/1/26    353,435
    53,000  Federal National Mortgage Association, 7.000% due 11/1/26     51,956
   175,000  Government Mortgage Association Corp., 6.875% due 7/15/01    177,844
   333,822  Government National Mortgage Association,
              7.000% due 7/20/26                                         325,998

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                          TBC MANAGED INCOME PORTFOLIO

 FACE
AMOUNT                            SECURITY                               VALUE
================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 52.0% (CONTINUED)
$ 231,000     Government National Mortgage Association,
              8.000% due 11/15/26                                    $   235,980
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost -- $11,790,837)                                   12,105,350
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $23,003,854*)                                 $23,293,464
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                       SMITH BARNEY MONEY MARKET PORTFOLIO

 FACE                                                   ANNUALIZED
AMOUNT                  SECURITY                          YIELD        VALUE
================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.0%
$3,000,000    Federal Home Loan Mortgage Corp.
                matures 12/24/96                           5.37%     $ 2,976,592
 2,000,000    Federal National Mortgage Association
                matures 12/6/96                            5.48        1,989,500
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT &
              AGENCY OBLIGATIONS
              (Cost -- $4,966,092)                                     4,966,092
================================================================================
COMMERCIAL PAPER -- 55.7%
 1,000,000    A.I. Credit matures 11/4/96                   5.51         999,548
 2,000,000    Banca Commerciale Italiana matures 12/10/96   5.54       1,988,170
 2,000,000    Bank Brussels Lambert matures 11/12/96        5.39       1,996,749
 1,000,000    Bank of America (BankAmerica Corp.)
                matures 3/11/97                             5.76         979,778
 2,000,000    Bankers Trust NY Corp. matures 11/19/96       5.40       1,994,680
 2,000,000    Bear Stearns matures 11/22/96                 5.40       1,993,793
 2,000,000    CADES mature 11/25/96 to 12/20/96         5.57 to 5.61   1,988,935
 3,000,000    CAFCO matures 11/7/96                         5.27       2,997,375
 1,000,000    Canadian Imperial Holdings Inc.
                matures 11/1/96                             5.52       1,000,000
 2,000,000    Chase Manhattan Bank Corp. matures 1/27/97    5.46       1,974,045
 3,000,000    Cheltenham & Gloucester Building Society
                mature 12/11/96 to 2/28/97              5.42 to 5.66   2,958,718
 3,000,000    CIT Group Holdings Inc. matures 3/13/97       5.41       2,941,700
 4,000,000    E.I. du Pont de Nemours matures 11/14/96      5.27       3,992,431
 2,125,000    Ford Motor Credit Corp. matures 11/12/96      5.44       2,121,494
 2,000,000    General Electric Capital Corp.
                mature 11/12/96 to 4/9/97               5.49 to 5.60   1,974,690
 1,000,000    Goldman Sachs Group, L.P. matures 1/17/97     5.51         988,407
 1,000,000    Merrill Lynch & Co., Inc. matures 11/4/96     5.42         999,554
 1,000,000    NationsBank matures 12/17/96                  5.64         992,998
 3,500,000    Ontario Hydro matures 11/5/96                 5.31       3,497,947
 3,000,000    PHH Corp. matures 11/25/96                    5.38       2,989,340
 3,000,000    Philip Morris Cos., Inc. matures 12/10/96     5.36       2,982,775
 3,000,000    San Paolo U.S. Finance Inc.
                mature 11/6/96 to 12/16/96              5.42 to 5.52   2,985,657
 3,000,000    Sara Lee Corp. matures 12/24/96               5.33       2,976,724
 2,000,000    Sheffield Receivable Corp.
                matures 11/25/96                            5.29       1,992,973
 3,000,000    Swiss Bank Corp.
                matures 12/11/96 to 12/27/96            5.43 to 5.60   2,979,611
--------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
              (Cost -- $55,288,092)                                   55,288,092
================================================================================
DOMESTIC CERTIFICATES OF DEPOSIT -- 1.0%
1,000,000     Chase Manhattan Bank matures 11/21/96
              (Cost -- $1,000,000)                         5.25        1,000,000
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                       SMITH BARNEY MONEY MARKET PORTFOLIO

 FACE                                                   ANNUALIZED
AMOUNT                  SECURITY                          YIELD        VALUE
================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 30.2%

$2,000,000    Bank of Montreal matures 1/13/97              5.40%    $ 2,000,000
 3,000,000    Bank of Nova Scotia
                mature 1/21/97 to 3/10/97               5.48 to 5.79   3,000,318
 2,000,000    Banque National de Paris matures 1/24/97      5.41       2,000,000
 2,000,000    Barclays Bank matures 1/27/97                 5.40       1,999,988
 3,000,000    Bayerische Vereinsbank
                mature 1/9/97 to 2/10/97                5.60 to 5.71   2,999,506
 2,000,000    Canadian Imperial Holdings Inc.
                matures 1/17/97                             5.60       2,000,000
 2,000,000    Commerzbank matures 11/15/96                  5.38       1,999,992
 1,000,000    Credit Agricole matures 2/6/97                5.52         999,927
 2,000,000    Credit Suisse matures 2/13/97                 5.55       1,999,619
 3,000,000    Deutsche Bank matures 12/27/96                5.42       3,000,046
 2,000,000    Hessiche Landesbank matures 11/4/96           5.39       2,000,014
 2,000,000    National Westminster Bank PLC
                matures 1/21/97                             5.40       2,000,044
 1,000,000    National Westminster Canada
                matures 12/6/96                             5.55         994,682
 2,000,000    Rabo Bank matures 11/15/96                    5.39       1,999,978
 1,000,000    Toronto Dominion matures 1/13/97              5.78       1,000,050
--------------------------------------------------------------------------------
              TOTAL FOREIGN CERTIFICATES OF DEPOSIT
              (Cost -- $29,994,164)                                   29,994,164
================================================================================
TIME DEPOSITS -- 6.0%
 3,000,000    Bank Austriaengesellschaft (Bank Austria)
                matures 11/1/96                             5.56       3,000,000
 3,000,000    Republic National Bank of New York
                matures 11/1/96                             5.53       3,000,000
--------------------------------------------------------------------------------
              TOTAL TIME DEPOSITS
              (Cost -- $6,000,000)                                     6,000,000
================================================================================
REPURCHASE AGREEMENT -- 2.1%
 2,034,000    Morgan Stanley Group, 5.530% due 11/1/96;
              Proceeds at maturity -- $2,034,312;
              (Fully collateralized by U.S. Treasury Bills
              due 8/21/97; Market value --- $2,047,558)
              (Cost -- $2,034,000)                                     2,034,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $99,282,348*)                                 $99,282,348
================================================================================

+    Non-income producing security.
+++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     See page 25 for definition of ratings.

                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================
All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B and
CCC         -- Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposurers to adverse conditions.

Moody's     -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

A           -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

================================================================================
 Statements of Assets and Liabilities                           October 31, 1996
================================================================================

                                           MFS TOTAL    TBC MANAGED  SB MONEY
                                            RETURN        INCOME      MARKET
                                           PORTFOLIO     PORTFOLIO   PORTFOLIO
================================================================================
ASSETS:
 Investments, at value
  (Cost -- $124,465,464,
    $23,003,854 and $99,282,348)       $135,078,708  $ 23,293,464   $ 99,282,348
 Cash                                        64,518                   77,747 408
 Receivable for Fund shares sold            236,060           820           --
 Receivable for securities sold           1,646,105     2,046,269           --
 Dividends and interest receivable        1,201,624       309,310        275,740
--------------------------------------------------------------------------------
  TOTAL ASSETS                          138,227,015    25,727,610     99,558,496
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased         3,559,763     2,103,739           --
 Management fees payable                     88,588        69,108        168,672
 Dividends payable                             --            --          181,278
 Accrued expenses                            49,271        22,643         58,048
--------------------------------------------------------------------------------
 TOTAL LIABILITIES                        3,697,622     2,195,490        407,998
--------------------------------------------------------------------------------
TOTAL NET ASSETS                       $134,529,393  $ 23,532,120   $ 99,150,498
================================================================================
NET ASSETS:
 Par value of capital shares           $        102  $         21   $        992
 Capital paid in excess of par value    118,818,894    22,524,191     99,149,506
 Undistributed net investment income      3,168,201     1,063,584           --
 Accumulated net realized gain (loss)
   from security transactions             1,928,952      (345,286)          --
 Net unrealized appreciation
   of investments                        10,613,244       289,610           --
--------------------------------------------------------------------------------
TOTAL NET ASSETS                       $134,529,393  $ 23,532,120   $ 99,150,498
================================================================================
SHARES OUTSTANDING                       10,246,365     2,127,184     99,150,498
--------------------------------------------------------------------------------
NET ASSET VALUE                              $13.13        $11.06          $1.00
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
 Statements of Operations                    For the Year Ended October 31, 1996
================================================================================

                                           MFS TOTAL    TBC MANAGED  SB MONEY
                                            RETURN        INCOME      MARKET
                                           PORTFOLIO     PORTFOLIO   PORTFOLIO
================================================================================
INVESTMENT INCOME:
 Interest                             $  2,829,090   $  1,355,182   $  3,903,744
 Dividends                               1,603,419           --             --
 Less: Foreign withholding tax             (17,770)          --             --
--------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME                 4,414,739      1,355,182      3,903,744
--------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 3)                  744,834        123,774        425,361
 Custody                                    26,000          5,000         12,691
 Registration fees                          25,200          4,500         24,263
 Shareholder communications                 16,000          4,000         11,460
 Audit and legal                            14,000         14,000         12,500
 Pricing service fees                       10,000         10,000           --
 Shareholder and system
  servicing fees                             6,022          6,000         12,898
 Directors' fees                             5,000          3,500          8,400
 Other                                       5,777          4,712         12,502
--------------------------------------------------------------------------------
 TOTAL EXPENSES                            852,833        175,486        520,075
 Less: Management fee waiver (Note 3)         --             --          (60,833)
--------------------------------------------------------------------------------
 NET EXPENSES                              852,833        175,486        459,242
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                    3,561,906      1,179,696      3,444,502
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
 Realized Gain (Loss) From:
  Security transactions
  (excluding short-term
    securities)*                         1,948,923       (339,622)           549
  Foreign currency transactions               (442)          --               --
--------------------------------------------------------------------------------
 NET REALIZED GAIN (LOSS)                1,948,481       (339,622)           549
--------------------------------------------------------------------------------
Change in Net Unrealized Appreciation
 of Investments:
  Beginning of year                      2,217,552        251,203           --
  End of year                           10,613,244        289,610           --
--------------------------------------------------------------------------------
 INCREASE IN NET UNREALIZED
  APPRECIATION                           8,395,692         38,407           --
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS          10,344,173       (301,215)           549
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
 OPERATIONS                           $ 13,906,079   $    878,481   $  3,445,051
================================================================================

* Represents only gains from the sale of short-term securities for the SB Money Market Portfolio.


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
MFS TOTAL RETURN PORTFOLIO                             1996            1995
================================================================================
OPERATIONS:
  Net investment income                          $   3,561,906    $   1,035,930
  Net realized gain                                  1,948,481          394,347
  Increase in net unrealized appreciation            8,395,692        2,258,516
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS            13,906,079        3,688,793
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (1,430,635)         (61,075)
  Net realized gains                                  (403,787)            --
--------------------------------------------------------------------------------
 DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                     (1,834,422)         (61,075)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                  71,717,857       37,602,066
  Net asset value of shares issued
    for reinvestment of dividends                    1,834,422           61,075
  Cost of shares reacquired                           (457,554)        (431,780)
--------------------------------------------------------------------------------
 INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                           73,094,725       37,231,361
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              85,166,382       40,859,079
NET ASSETS:
  Beginning of year                                 49,363,011        8,503,932
--------------------------------------------------------------------------------
  END OF YEAR*                                   $ 134,529,393    $  49,363,011
================================================================================
* Includes undistributed net investment
    income of:                                   $   3,168,201    $   1,038,795
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                      YEARS ENDED OCTOBER 31,
                                                     ------------------------
TBC MANAGED INCOME PORTFOLIO                           1996            1995
================================================================================
OPERATIONS:
  Net investment income                          $   1,179,696    $     452,405
  Net realized gain (loss)                            (339,622)         177,909
  Increase in net unrealized appreciation               38,407          310,909
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS               878,481          941,223
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (567,702)         (63,967)
  Net realized gains                                  (186,111)          (2,040)
--------------------------------------------------------------------------------
 DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                       (753,813)         (66,007)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                  12,619,297        8,018,349
  Net asset value of shares issued
    for reinvestment of dividends                      753,813           66,007
  Cost of shares reacquired                         (1,244,582)      (1,521,061)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                         12,128,528        6,563,295
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              12,253,196        7,438,511
NET ASSETS:
  Beginning of year                                 11,278,924        3,840,413
--------------------------------------------------------------------------------
 END OF YEAR*                                    $  23,532,120    $  11,278,924
================================================================================
* Includes undistributed net
   investment income of:                         $   1,063,584    $     454,153
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

                                                      YEARS ENDED OCTOBER 31,
                                                      -----------------------
SB MONEY MARKET PORTFOLIO                              1996           1995
================================================================================
OPERATIONS:
  Net investment income                          $   3,444,502    $     884,152
  Net realized gain                                        549             --
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS             3,445,051          884,152
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM (NOTE 2):
  Net investment income                             (3,444,502)        (884,152)
  Net realized gains                                      (549)            --
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                    (3,445,051)        (884,152)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                  98,594,062       41,451,114
  Net asset value of shares issued
    for reinvestment of dividends                    3,325,266          829,090
  Cost of shares reacquired                        (40,255,629)     (10,071,297)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                         61,663,699       32,208,907
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              61,663,699       32,208,907
NET ASSETS:
  Beginning of year                                 37,486,799        5,277,892
--------------------------------------------------------------------------------
  END OF YEAR                                    $  99,150,498    $  37,486,799
================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================
     1. SIGNIFICANT ACCOUNTING POLICIES

     The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolios") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: Alliance Growth, AIM Capital Appreciation,
GT Global Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and TBC Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days; accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates market value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) expenses are charged to each Portfolio; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the character of income and gains to be distributed are determined in accordance

================================================================================
Notes to Financial Statements (continued)
================================================================================

with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the TBC Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. DIVIDENDS

     The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

     3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
        AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the MFS Total Return ("MFSTR") and the TBC Managed Income ("TBCMI") Portfolios, pursuant to the Transfer and Assumption of Management Agreement, from SBMFM to TIA, dated September 3, 1996. SBMM pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. MFSTR and TBCMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65% of the average daily net assets of each Portfolio, respectively. These fees are calculated daily and paid monthly.

     TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each sub-advisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively. As a result, TIA pays MFS and TBC, as sub-advisers, a fee calculated at the annual rate of 0.375% and 0.30% of the average

================================================================================
Notes to Financial Statements (continued)
================================================================================

daily net assets of MFSTR and TBCMI, respectively. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-administrative services agreement with SBMFM. From its management fee, TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TBCMI.

     SBMFM provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to the Portfolio.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1996, SB received brokerage commissions of $174 for MFSTR.

     All officers and two Directors of the Fund are employees of SB.

     4. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                        MFS           TBC
                                                       TOTAL        MANAGED
                                                      RETURN         INCOME
================================================================================
Purchases                                         $199,905,856      $61,033,992
--------------------------------------------------------------------------------
Sales                                              124,253,836       47,367,722
================================================================================

     At October 31, 1996, the aggregate unrealized appreciation and depreciation of investments were as follows:

                                                        MFS            TBC
                                                       TOTAL         MANAGED
                                                      RETURN         INCOME
================================================================================
Gross unrealized appreciation*                     $11,563,268         $339,261
Gross unrealized depreciation*                        (950,024)         (49,651)
--------------------------------------------------------------------------------
Net unrealized appreciation*                       $10,613,244         $289,610
================================================================================

*    Substantially the same for Federal income tax purposes.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     5. REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian take possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. CAPITAL SHARES

     At October 31, 1996, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                             YEAR ENDED        YEAR ENDED
                                          OCTOBER 31, 1996  OCTOBER 31, 1995
================================================================================
MFS TOTAL RETURN
Shares sold                                  5,847,883        3,460,809
Shares issued on reinvestment                  154,268            6,277
Shares redeemed                                (35,887)         (39,326)
--------------------------------------------------------------------------------
Net Increase                                 5,966,264        3,427,760
================================================================================
TBC MANAGED INCOME
Shares sold                                  1,163,766          766,837
Shares issued on reinvestment                   69,444            6,674
Shares redeemed                               (116,880)        (145,178)
--------------------------------------------------------------------------------
Net Increase                                 1,116,330          628,333
================================================================================
SB MONEY MARKET
Shares sold                                 98,594,062       41,451,114
Shares issued on reinvestment                3,325,266          829,090
Shares redeemed                            (40,255,629)     (10,071,297)
--------------------------------------------------------------------------------
Net Increase                                61,663,699       32,208,907
================================================================================

     7. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, TBCMI had, for Federal income tax purposes, approximately $326,000 of capital loss carryforwards available to offset future realized gains expiring October 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

================================================================================
Financial Highlights
================================================================================

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MFS TOTAL RETURN PORTFOLIO                    1996         1995       1994(1)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR        $   11.53    $    9.98   $   10.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)                     0.33         0.45        0.13
  Net realized and unrealized gain (loss)      1.62         1.15       (0.15)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.95         1.60       (0.02)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       (0.27)       (0.05)       --
  Net realized gains                          (0.08)        --          --
--------------------------------------------------------------------------------
Total Distributions                           (0.35)       (0.05)       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $   13.13    $   11.53   $    9.98
--------------------------------------------------------------------------------
TOTAL RETURN                                  17.16%       16.12%      (0.20)%+++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)            $ 134,529    $  49,363   $   8,504
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                  0.91%        0.95%       0.93%+
  Net investment income                        3.82         4.40        3.51+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         139%         104%         18%
AVERAGE COMMISSIONS PER SHARE
  PAID ON EQUITY TRANSACTIONS(3)          $    0.06    $    0.04        --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     to Net Investment Income    and Reimbursement
                     ------------------------    -----------------
   1995                        $0.01                   1.06%
   1994                         0.06                   2.51+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

TBC MANAGED INCOME PORTFOLIO                  1996(1)     1995       1994(2)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR        $   11.16    $   10.04    $   10.00
--------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)                     0.65         0.61         0.21
  Net realized and unrealized gain (loss)     (0.14)        0.64        (0.17)
--------------------------------------------------------------------------------
Total Income From Operations                   0.51         1.25         0.04
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       (0.46)       (0.13)        --
  Net realized gains                          (0.15)        --           --
--------------------------------------------------------------------------------
Total Distributions                           (0.61)       (0.13)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $   11.06    $   11.16    $   10.04
--------------------------------------------------------------------------------
TOTAL RETURN                                   4.61%       12.68%        0.40%+++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)            $  23,532    $  11,279    $   3,840
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                  0.92%        0.92%        0.87%+
  Net investment income                        6.19         6.13         5.67+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         255%         170%          42%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     to Net Investment Income    and Reimbursement
                     ------------------------    -----------------
   1995                        $0.04                   1.29%
   1994                         0.07                   2.91+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

SB MONEY MARKET PORTFOLIO                   1996          1995        1994(1)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR       $    1.00    $    1.00    $     1.00
--------------------------------------------------------------------------------
 Net investment income(2)                    0.049        0.052         0.014
 Dividends from net investment income       (0.049)      (0.052)       (0.014)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $    1.00    $    1.00    $     1.00
--------------------------------------------------------------------------------
TOTAL RETURN                                  5.05%        5.35%         1.46%+++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)           $  99,150    $  37,487    $    5,278
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(2)                                  0.65%        0.65%         0.66%+
 Net investment income                        4.86         5.26          3.83+
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager waived all or part of its fees for the years ended October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                        Per Share Decreases      Without Fee Waivers
                     to Net Investment Income     and Reimbursement
                     ------------------------     -----------------
   1996                        $0.001                  0.74%
   1995                         0.003                  0.94
   1994                         0.005                  2.11+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Independent Auditor's Report
================================================================================

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
TRAVELERS SERIES FUND INC.:

     We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat Marwick LLP

New York, New York
December 12, 1996

================================================================================
Tax Information (unaudited)
================================================================================

     The amount of long-term capital gains paid by MFSTR and TBCMI to its shareholders for the fiscal year ended October 31, 1996, was $44,854 and $4,343, respectively.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRAVELERS SERIES
FUND INC.

DIRECTORS
Victor K. Atkins
Jessica M. Bibliowicz
Alger B. Chapman
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT MANAGERS
Smith Barney Mutual Funds
Management Inc. and
Travelers Investment Adviser, Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank

ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

TRAVELERS SERIES
FUND INC.
388 Greenwich Street
New York, New York 10013

IN0253 12/96



ANNUAL REPORT


1996
1996
1996
1996
1996


TRAVELERS SERIES
FUND INC.

AIM CAPITAL APPRECIATION
PORTFOLIO
------------------------
October 31, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio, which covers the year ended October 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Performance Update

Small-company stocks lagged large company stocks during most of the past year, as evidenced by the 16.77% total return posted by the Russell 2000 Index of small-company stocks and the 17.35% return for the Standard & Poor's Midcap 400 Index compared to the 24.08% return for the Standard & Poor's 500 Composite Index.* One of the primary factors behind the differences between the above indices has been a flight to safety by investors out of volatile small-company stocks and into "safer," big company stocks that are expected to earn above-average profits in a slow growth environment.

For the year ended October 31, 1996, the AIM Capital Appreciation Portfolio had a total return of 7.71%, which reflected the trend for small company stocks and the significant volatility in the technology sector, particularly in the fall of 1995.

Market Recap

As the market leaders during 1995, small-company stocks were more vulnerable to possible changes in the business cycle. For much of 1996, many investors were concerned that the U.S. economy might be overheating, and that the Federal Reserve Board might raise interest rates to slow it down. Higher interest rates increase borrowing costs, and that can have a stronger impact on the profits of smaller companies. While later reports seemed to indicate that the U.S. economy had slowed to a moderate pace, some economists anticipated that higher interest rates remained a possibility.

Many investors were also concerned that corporate profits would fall short of their brisk pace of 1995, and small companies had posted stunning profits that

---------------
*The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The unmanaged Standard & Poor's Midcap 400 (S&P 400) measures the performance of medium-sized companies. The Russell 2000 Index measures the performance of smaller companies, currently those with a market value of less than $750 million.

seemed hard to match in 1996. That was particularly true for many technology companies, and many stocks in the technology sector fell sharply in the fall of 1995 and the summer of 1996.

Uncertainty creates volatile markets, and investors gravitated to stocks in larger companies with more predictable earnings. As a result, large company stocks outperformed smaller company stocks during the reporting period.

Portfolio's Investment Strategy

The AIM Capital Appreciation Portfolio continued to hold a large number of stocks -- 299 as of October 31, 1996 spread over 55 industries. The Portfolio maintained its weighting in health care stocks at roughly 18% and increased its holdings in retail stores and consumer cyclicals to 23%.

Technology

Due to its larger concentration in technology stocks, the AIM Capital Appreciation Portfolio was vulnerable when the technology sector experienced a broad-based decline in the fall of 1995. The Portfolio changed its emphasis from semiconductor producers to computer software and networking companies during the reporting period. Through October 1996, software companies handily outperformed semiconductor companies for the year; however, investor concerns regarding lower overall earnings continued to hamper the group's performance.

Nonetheless, we at the AIM Capital Appreciation Portfolio believe there are a number of positive factors that bode well for selected technology areas going forward. Personal computer makers such as Compaq and Dell have benefited from the decline in the prices of components such as semiconductors. Microsoft's Windows NT has the potential to launch another major upgrade cycle in spring 1997 that should benefit PC makers and software developers alike. Computer networking companies such as Cisco Systems have been consistently strong during the period as companies continue to upgrade data communications capacity.

Retail

Earnings in the retail sector have been surprisingly strong, and they continue to grow at an attractive pace. Consumer demand for goods have kept store inventories low and fully priced, which benefits high-profile players such as Tommy Hilfiger, Inc., Gymboree Corp. and Nike, Inc. The Portfolio bolstered its holdings in stronger, name-brand stores that dominate their market niche: such as Petco Animal Supplies, Inc., Tech Data Corp., and The Sports Authority, Inc.

Health Care

Consolidation efforts continue in the health care industry, and intense competition has begun to drive out many of the smaller, less experienced players, particularly in the physician practice management area. The AIM Capital Appreciation Portfolio focused on three major areas in the health care segment which we believe have attractive earnings growth potential: preventative maintenance, assisted living and hospital systems administration. Among the Portfolio's strongest performers in those segments were Cardinal Health, Inc. and HEALTHSOUTH Corp.

Market Outlook

Conditions appear favorable for stocks in general, and even better for smaller-company stocks. Recent reports show that Gross Domestic Product (GDP) slowed to a 2.2% annual rate in the third quarter from 4.7% in the second quarter. The U.S. economy is growing at a reasonable rate without rising inflation, and that reduces the likelihood that interest rates may increase over the near term.

Still, the bull market has run longer than any other in history and October marked its sixth year. As we have seen, that historic advance has not been without considerable volatility. In 1996, circuit breaker mechanisms on the New York Stock Exchange, which temporarily suspend trading, were triggered more than 90 times.

That is why we are recommending that investors remain cautious and patient. In light of the heady performance of the stock market the past six years, it is important to maintain a long-term perspective. We believe that it is wise to remember that markets run in cycles -- even the longest bull market in history.

In closing, thank you for investing in the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. We look forward to helping you to achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and
Chief Executive Officer

November 15, 1996

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                                                      Net Asset Value
                                                                     ------------------
                                                                     Beginning    End          Income       Capital Gain    Total
Year Ended                                                            of Year   of Year       Dividends     Distributions  Returns+
====================================================================================================================================
10/31/96                                                               $10.00    $10.76         $0.01          $0.00        7.71%
------------------------------------------------------------------------------------------------------------------------------------

10/10/95*-10/31/95                                                      10.00     10.00          0.00           0.00        0.00+++
====================================================================================================================================

Total                                                                                          $ 0.01         $ 0.00
====================================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------
================================================================================
Year Ended 10/31/96                                                      7.71%
--------------------------------------------------------------------------------
10/10/95* through 10/31/96                                               7.26
================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
================================================================================
10/10/95* through 10/31/96                                               7.71%
================================================================================
+   Assumes the reinvestment of all dividends and capital gain distributions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
          AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+
--------------------------------------------------------------------------------
                          October 1995 - October 1996

                                   [GRAPHIC]



             AIM Capital     Lipper Midcap
  DATE       Appreciation        INDEX
--------     ------------    -------------
10/10/95       $10,000          $10,000
  1/96           9,710           10,517
  4/96          10,711           11,648
  7/96           9,720           10,697
10/31/96        10,711           11,836



+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1996. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1996
--------------------------------------------------------------------------------

SHARES                            SECURITY                                 VALUE
==================================================================================
COMMON STOCKS -- 85.8%
Advertising -- 0.1%
         2,400  True North Communications, Inc.                         $   57,000
----------------------------------------------------------------------------------
Agricultural Operations -- 0.2%
         2,700  Potash Corp. of Saskatchewan Inc.                          191,363
----------------------------------------------------------------------------------
Apparel -- 0.6%
         6,000  Jones Apparel Group Inc.+                                  187,500
         9,000  Russell Corp.                                              255,374
         8,400  Unifici, Inc.                                              261,450
----------------------------------------------------------------------------------
                                                                           704,324
----------------------------------------------------------------------------------
Banking -- 1.8%
         8,900  Bank of Boston Corp.                                       569,600
        13,300  Capital One Financial Corp.                                413,962
         8,100  Cityscape Financial  Corp.+                                208,575
        15,000  MBNA Corp.                                                 566,250
         4,950  PMT Services Inc.+                                          99,000
         4,600  Washington Mutual Inc.+                                    194,350
----------------------------------------------------------------------------------
                                                                         2,051,737
----------------------------------------------------------------------------------
Broadcasting -- 1.2%
         6,800  American Radio Systems Corp.+                              207,400
        18,000  CanWest Global Communication Corp.                         191,250
         5,000  Chancellor Broadcasting Corp., Class A Shares+             161,249
         7,600  Clear Channel Communications Inc.+                         554,800
         7,900  Infinity Broadcasting Corp., Class A Shares+               229,100
         3,500  U.S. Satellite Broadcasting Co.+                            56,438
----------------------------------------------------------------------------------
                                                                         1,400,237
----------------------------------------------------------------------------------
Capital Goods -- 0.6%
         6,200  Agrium Inc.                                                 82,925
        17,000  Airgas Inc.+                                               384,623
         5,200  IMC Global Inc.                                            195,000
----------------------------------------------------------------------------------
                                                                           662,548
----------------------------------------------------------------------------------
Communications-Equipment & Software -- 2.9%
        14,600  Cascade Communications Corp.+                            1,060,325
        10,200  Jacor Communications Inc.+                                 285,600
         6,740  Mark IV Industries Inc.                                    145,753
         6,500  Paxson Communications Corp.+                                57,688
         5,000  Qualcomm Inc.+                                             198,750
         7,800  Tellabs, Inc.+                                             663,972
        12,100  U.S. Robotics Corp.+                                       760,788
         6,100  Western Wireless Corp.+                                    100,650
----------------------------------------------------------------------------------
                                                                         3,273,526
----------------------------------------------------------------------------------
Computer Software -- 12.2%
         2,400  Auspex Systems Inc.+                                        24,600
         8,500  Baan Co.+                                                  314,500
         9,600  BMC Software Inc.                                          796,800

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                         SECURITY                             VALUE
=============================================================================
Computer Software -- 12.2% (continued)
           4,975  Cadence Design Systems Inc.+                    $   181,588
           6,550  CDW Computer Center Inc.+                           412,240
          18,250  Computer Associates International Inc.            1,079,031
          10,100  Compuware Corp.+                                    532,775
           9,100  DST Systems Inc.+                                   279,825
           8,800  Electronics Arts Inc.+                              330,000
           5,200  First Data Corp.                                    414,700
           5,500  Gartner Group Inc., Class A Shares+                 169,125
           3,000  HPR Inc.+                                            42,000
           1,700  IDX Systems Corp.+                                   50,150
           2,800  Input/Output Inc.+                                   83,300
           3,200  Integrated Systems Inc.+                             86,400
           5,600  Intuit Inc.+                                        151,200
          14,625  McAfee Associates Inc.+                             665,438
          18,600  Microsoft Corp.+                                  2,552,850
           5,100  National Data Corp.                                 209,738
          19,300  Network General Corp.+                              465,613
          24,250  Oracle Systems Corp.+                             1,026,078
          23,300  Parametric Technologies Corp.+                    1,138,787
           3,600  PC Docs Group International Inc.+                    29,700
          15,500  Physician Computer Network+                         138,531
           2,700  Premiere Technologies Inc.+                          43,875
          10,600  Rational Software Corp.+                            406,775
          14,800  Reynolds & Reynolds Co., Class A Shares             390,350
           1,600  Shiva Corp.+                                         65,600
          16,185  Sterling Commerce Inc.+                             455,202
           4,700  Sterling Software Inc.+                             152,750
           4,600  Sungard Data Systems Inc.+                          196,650
           3,500  Sync Research Inc.                                   46,375
          14,600  Synopsys Inc.+                                      657,000
           2,700  Technomatrix Technology Inc.                         46,912
           3,100  Wind River Systems                                  131,750
-----------------------------------------------------------------------------
                                                                   13,768,208
-----------------------------------------------------------------------------
Computers -- 6.2%
           5,400  Adaptec Inc.+                                       328,725
           4,000  Bisys Group Inc.+                                   149,000
           9,900  Cabletron Systems Inc.+                             617,514
           8,900  Ceridian Corp.+                                     441,662
          12,900  Compaq Computer Corp.+                              898,163
           6,300  Computer Science Corp.+                             467,772
           3,400  CSG Systems International Inc.+                      56,950
           9,200  Dell Computer Corp.                                 748,650
           7,400  GTech Holdings Corp.+                               218,300
           9,846  HBO & Co.                                           591,990
          10,700  Structural Dynamics Research Corp.+                 189,925

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                            SECURITY                               VALUE
=================================================================================
Computers -- 6.2% (continued)
  18,000  Sun Microsystems Inc.+                                       $1,098,000
  18,700  3Com Corp.                                                    1,264,586
---------------------------------------------------------------------------------
                                                                        7,071,237
---------------------------------------------------------------------------------
Consumer/Commercial Services -- 2.8%
   5,400  Accustaff Inc.+                                                 144,450
   2,500  Affiliated Computer Services, Inc., Class A Shares+             137,500
   2,000  Apac Teleservices Inc.+                                          92,250
   2,900  Career Horizons Inc.+                                           117,812
   3,500  Checkpoint Systems Inc.+                                         78,311
   9,800  Corning Inc.                                                    379,750
   1,400  Corrections Corp. of America+                                    36,400
   8,850  CUC International Inc.+                                         216,825
  10,200  Lowes Cos.+                                                     411,825
   4,300  Metromail Corp.+                                                 79,013
   1,000  Paychex Inc.                                                     57,000
   2,300  Rural/Metro Corp.+                                               83,950
  28,600  Service Corp.                                                   815,100
   7,750  Stewart Enterprises Inc.                                        265,438
   4,100  Tyco International Ltd.                                         203,462
---------------------------------------------------------------------------------
                                                                        3,119,086
---------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
   6,800  Allen Group+                                                    107,950
   5,000  Methode Electronics Inc.                                         97,500
  10,300  Microchip Technology Inc.+                                      373,375
   6,200  Symbol Technologies Inc.+                                       278,225
---------------------------------------------------------------------------------
                                                                          857,050
---------------------------------------------------------------------------------
Electronics -- 1.6%
   7,700  Altera Corp.+                                                   477,400
  14,300  Ascend Communications Inc.+                                     934,862
  11,400  ECI Telecom Ltd.                                                228,000
   3,000  Solectron Corp.+                                                160,500
---------------------------------------------------------------------------------
                                                                        1,800,762
---------------------------------------------------------------------------------
Electronics-Semiconductors and Components -- 3.4%
   5,600  Berg Electronics Corp.+                                         158,200
   3,400  BMC Industries Inc.                                             100,725
  16,200  Fore Systems Inc.+                                              643,950
  22,000  Intel Corp.                                                   2,417,250
   1,200  Molex Inc.                                                       38,850
   5,700  SCI Systems Inc.+                                               283,575
   3,000  Vitesse Semiconductors Co.+                                      95,625
   3,700  Xircom Inc.+                                                     74,925
---------------------------------------------------------------------------------
                                                                        3,813,100
---------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                        SECURITY                            VALUE
==========================================================================
Entertainment and Leisure Time -- 2.0%
           5,500  Doubletree Corp.+                             $  223,092
          11,700  HFS Inc.+                                        857,025
          18,900  International Game Technology+                   399,263
           6,900  Promus Hotel Corp.+                              219,075
           4,600  Speedway Motorsports Inc.                        105,225
           5,100  Sun International Hotel Ltd.                     240,975
          15,500  Trump Hotels & Casino Resorts, Inc.+             246,063
--------------------------------------------------------------------------
                                                                 2,290,718
--------------------------------------------------------------------------
Financial Services -- 4.6%
           3,000  Aames Financial Corp.+                           133,875
           3,800  Beneficial Corp.                                 222,300
           9,500  Capmac Holdings Inc.                             317,063
          11,600  Credit Acceptance Corp.+                         313,200
           4,800  Equifax Inc.                                     142,800
           4,400  First U.S.A. Inc.                                253,000
          21,500  Green Tree Financial Corp.                       851,938
           7,200  Household International Inc.                     637,200
           8,400  Imperial Credit Industries, Inc.+                152,250
          12,200  MGIC Investment Corp.                            837,225
          13,700  Olympic Financial Ltd.+                          217,488
           4,500  Student Loan Marketing Association               372,375
           6,900  Sun America Inc.                                 258,750
          11,000  The Money Store Inc.                             283,250
           8,000  United Cos. Financial Corp.                      239,000
--------------------------------------------------------------------------
                                                                 5,231,714
--------------------------------------------------------------------------
Hospital Related -- 1.9%
           4,400  Advanced Technology Lab Inc.+                    134,200
           2,400  American Medical Response+                        72,000
           3,500  Cardiothoracic Systems Inc.+                      66,500
           2,000  Curative Health Services+                         45,500
           9,100  Idexx Laboratories Inc.+                         357,175
           7,500  Medpartners/Mullikin Inc.+                       158,436
          21,200  Omnicare Inc.                                    577,700
          18,800  OrNda Healthcorp+                                512,300
          11,100  Universal Health Services Inc.+                  277,500
--------------------------------------------------------------------------
                                                                 2,201,311
--------------------------------------------------------------------------
Housing & Home Furnishings -- 0.2%
           7,850  American Homepatient Inc.                        186,438
           1,600  Oakwood Homes Corp.                               42,400
--------------------------------------------------------------------------
                                                                   228,838
--------------------------------------------------------------------------
Insurance -- 0.2%
           5,000  Conseco Inc.                                     267,500
--------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                      SECURITY                       VALUE
===================================================================
Managed Care and Medical Services -- 7.6%
   7,000  Amercian Oncology Resources Inc.+              $   56,000
  18,400  Apria Healthcare Group Inc.+                      351,900
   3,000  Billing Information Concepts+                      78,375
   2,700  Clinitrials Research+                             100,238
  23,400  Columbia HCA Healthcare Corp.                     836,550
   6,900  Compdent Corp.+                                   237,188
   7,100  Express Scripts Inc., Class A Shares+             206,788
  10,200  Genesis Health Ventures Inc.+                     233,325
   5,000  HealthCare COMPARE Corp.+                         220,000
  21,950  Health Care & Retirement Inc.+                    540,519
  26,450  Health Management Association Inc.+               581,900
  29,800  HEALTHSOUTH Rehabilitation+                     1,117,500
   3,650  Jones Medical Industries Inc.                     158,775
  10,500  Lincare Holdings Inc.+                            393,750
  10,500  Manor Care Inc.                                   412,125
   4,500  Medtronic Inc.+                                   289,688
   3,000  Occusystems Inc.+                                  82,125
   3,600  Orthodontic Centers of America+                    51,750
  14,800  Oxford Health Plans, Inc.+                        673,400
   9,350  Phycor Inc.+                                      289,850
   5,400  Physician Resource Group Inc.+                    145,800
   5,300  Physician Sales & Service Inc.+                   112,625
   6,500  Quorum Health Group Inc.+                         175,500
   5,500  Riscorp Inc.+                                      27,500
  20,200  Tenet Healthcare Corp.+                           421,675
   5,000  Total Renal Care Holdings Inc.+                   195,000
  20,400  Vencor Inc.+                                      604,350
-------------------------------------------------------------------
                                                          8,594,196
-------------------------------------------------------------------
Manufacturing -- 4.4%
   4,100  ACT Networks Inc.+                                140,425
  10,000  Amgen Inc.+                                       613,125
  12,700  Callaway Golf Co.                                 388,938
  24,700  Cisco Systems Inc.+                             1,528,313
   3,000  Designer Holdings Ltd.+                            57,375
   4,500  Fila Holding S.p.A. Sponsored ADR                 324,000
   9,300  Leggett & Platt Inc.                              277,838
  20,200  Oakley Inc.+                                      300,475
   3,100  Pentair Inc.                                       78,275
   4,800  Premisys Communications Inc.+                     240,000
   6,600  Smith International Inc.+                         250,800
  13,600  Tech Data Corp.+                                  350,200
   8,300  Thermo Electron Corp.                             302,950
   5,000  U.S. Industries Inc.+                             135,000
-------------------------------------------------------------------
                                                          4,987,714
-------------------------------------------------------------------

                  See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                            SECURITY                          VALUE
============================================================================
Medical Equipment and Information Systems -- 2.0%
             9,100  Boston Scientific Corp.+                      $  494,813
             4,100  Dentsply International Inc.                      172,713
             6,900  Guidant Corp.                                    318,263
             8,100  Invacare Corp.                                   226,800
             5,700  Nellcor, Inc.+                                   111,150
             2,700  Spine Tech Inc.+                                  68,175
            19,400  Sybron International Corp.+                      565,025
             2,000  Transition Systems Inc.                           19,000
             6,000  U.S. Surgical Corp.                              251,250
----------------------------------------------------------------------------
                                                                   2,227,189
----------------------------------------------------------------------------
Medical Products and Supplies -- 1.5%
            13,600  Cardinal Health Inc.                           1,067,600
            11,000  Gulf South Medical Supply Inc.+                  242,000
             8,500  STERIS Corp.+                                    320,875
             1,500  Target Therapeutics Inc.+                         55,500
----------------------------------------------------------------------------
                                                                   1,685,975
----------------------------------------------------------------------------
Multimedia -- 0.1%
             2,200  Times Mirror Co., Class A Shares                 101,750
----------------------------------------------------------------------------
Office Equipment, Products and Supplies -- 2.6%
             3,100  Avery Dennison Corp.                             204,213
             3,200  Boise Cascade Office Products Corp.+              60,800
             9,700  Corporate Express Inc.                           316,463
            16,800  Danka Business Systems Corp.                     665,700
             6,300  Global Direct Mail Corp.+                        310,275
            38,350  Staples Inc.+                                    714,269
            25,300  Viking Office Products Inc.+                     736,863
----------------------------------------------------------------------------
                                                                   3,008,583
----------------------------------------------------------------------------
Oil and Gas -- 3.1%
            10,200  Baker Hughes Inc.                                363,375
             7,700  Burlington Resources Inc.                        387,888
             9,300  Diamond Offshore Drilling Inc.+                  566,137
             7,800  Ensco International Inc.+                        337,350
            20,200  Global Marine Inc.+                              371,175
            15,600  Marine Drilling Co., Inc.+                       216,450
             5,100  Pride Petroleum Services Inc.                     89,250
            11,500  Reading & Bates Corp.+                           330,625
            15,000  Rowan Cos., Inc.+                                335,625
             3,700  Transocean Offsore, Inc.                         234,025
            11,900  Varco International Inc.+                        235,025
----------------------------------------------------------------------------
                                                                   3,466,925
----------------------------------------------------------------------------
Pharmaceuticals -- 1.2%
             2,800  Dura Pharmaceuticals, Inc.+                       96,600
            20,600  Elan Corp., PLC ADR+                             571,650
             1,500  Parexel International Corp.+                      73,500

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                          SECURITY                             VALUE
=============================================================================
Pharmaceuticals -- 1.2% (continued)
        4,400  Quintiles Transnational Corp.+                      $  289,300
       10,400  Revco D.S.+                                            313,300
        1,000  Teva Pharmaceutical Corp.+                              41,875
-----------------------------------------------------------------------------
                                                                    1,386,225
-----------------------------------------------------------------------------
Restaurants -- 3.1%
        6,400  Apple South Inc.+                                       75,200
        9,000  Applebees International Inc.                           219,375
       14,700  Brinker International Inc.+                            249,900
        5,000  Cracker Barrel Old Country Store Inc.                  101,875
        9,000  Kroger Co.+                                            401,625
       11,300  Lonestar Steakhouse Inc.+                              289,563
        7,400  Outback Steakhouse Inc.+                               171,588
        5,300  Planet Hollywood International Inc.+                   109,975
       19,300  Safeway Inc.+                                          827,488
        8,200  Starbucks Corp.+                                       266,500
       14,400  Vons Cos., Inc.+                                       797,400
-----------------------------------------------------------------------------
                                                                    3,510,489
-----------------------------------------------------------------------------
Retail -- 3.4%
        5,700  Claire's Stores Inc.                                    96,900
       15,800  Consolidated Stores Corp.+                             610,275
        5,800  Dillard Dept. Stores, Inc., Class A Shares             184,150
        9,200  Dollar General Corp.                                   255,300
        6,500  Dollar Tree Store Inc.+                                245,375
       11,400  Eckerd Drugs Corp.+                                    316,350
       11,200  Gap Inc.                                               324,800
        1,100  Home Depot, Inc.+                                       60,225
        8,300  Kohl's Corp.+                                          298,800
        6,500  Petco Animal Supplies Inc.+                            152,750
       19,400  PETsMART Inc.+                                         523,800
       14,750  The Sports Authority Inc.+                             357,688
       17,500  Thrifty Payless Holdings Inc.+                         374,064
-----------------------------------------------------------------------------
                                                                    3,800,477
-----------------------------------------------------------------------------
Retail-Apparel -- 2.1%
        4,000  Gucci Group NV+                                        276,000
       11,200  Liz Clairborne Inc.                                    473,200
       10,900  Nautica Enterprises Inc.+                              335,175
        8,800  Nike Inc., Class B Shares                              518,100
        9,800  Nine West Group Inc.+                                  488,775
        2,900  Ross Stores Inc.                                       120,350
        9,650  The Mens Warehouse Inc.+                               199,030
-----------------------------------------------------------------------------
                                                                    2,410,630
-----------------------------------------------------------------------------
Retail-Auto -- 1.0%
       12,600  Autozone Inc.+                                         322,875
        9,700  Harley Davidson Inc.                                   437,713

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

SHARES                     SECURITY                       VALUE
==================================================================
 Retail-Auto -- 1.0% (continued)
      12,100  Pep Boys - Manny, Moe & Jack              $  423,500
------------------------------------------------------------------
                                                         1,184,088
------------------------------------------------------------------
Retail-Specialty Line -- 3.6%
      10,200  American Stores Co.                          422,025
      10,000  Bed Bath & Beyond Inc.+                      252,500
       9,700  CompUSA Inc.+                                448,625
      13,500  Dayton-Hudson Corp.                          467,438
       5,800  Fred Meyer Inc.+                             203,725
      10,200  Gymboree Corp.+                              318,750
      12,800  Micro Warehouse Inc.+                        294,400
       3,500  Neiman-Marcus Group Inc.+                    114,188
       3,200  Saks Holdings, Inc.                          112,000
       8,700  Sunglass Hut International Inc.+              77,213
       4,100  The Finish Line, Class A Shares+             174,250
       7,600  Tiffany & Co.                                281,200
       6,800  TJX Cos., Inc.                               272,000
       8,900  Tommy Hilfiger Corp.+                        462,800
       3,900  Williams-Sonoma Inc.+                        107,250
       3,150  Wolverine Worldwide Inc.                      77,963
------------------------------------------------------------------
                                                         4,086,327
------------------------------------------------------------------
Steel -- 0.0%
       1,600  Thermo Instruments Systems Inc.+              48,400
------------------------------------------------------------------
Telecommunications -- 2.7%
      15,100  ADC Telecommunications Inc.+               1,032,463
      17,350  Andrew Corp.+                                845,812
       6,100  Aspect Telecommunications Corp.              362,950
       5,000  Cincinnati Bell Inc.+                        246,875
      20,000  Ericsson LM Telephone ADR                    552,500
       3,000  U.S. Long Distance Corp.                      25,125
------------------------------------------------------------------
                                                         3,065,725
------------------------------------------------------------------
Telecommunications-Equipment -- 1.3%
      13,800  Newbridge Networks Corp.+                    436,425
      13,600  Pairgain Technologies Inc.+                  936,700
       4,800  Picturetel Corp.+                            129,600
------------------------------------------------------------------
                                                         1,502,725
------------------------------------------------------------------
Toys -- 0.7%
       5,850  Mattel Inc.                                  168,919
      19,900  Toys 'R' Us Inc.+                            674,113
------------------------------------------------------------------
                                                           843,032
------------------------------------------------------------------
Transportation-Miscellaneous -- 0.1%
       4,500  Airnet Systems Inc.+                          58,500
       4,100  U.S. Freightways Corp.+                       89,688
------------------------------------------------------------------
                                                           148,188
------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1996
--------------------------------------------------------------------------------

  SHARES                     SECURITY                           VALUE
========================================================================
Utilities -- 1.6%
   2,700            ACC Corp.+                              $    114,750
   5,600            Camco International Inc.                     217,000
   9,000            Frontier Corp.                               261,000
  19,400            MCI Communications Corp.+                    487,425
  10,500            Richfood Holdings Inc.                       253,312
   2,500            U.S. Filter Corp.+                            86,250
  15,800            Worldcom Inc.+                               385,125
------------------------------------------------------------------------
                                                               1,804,862
------------------------------------------------------------------------
Waste Management -- 0.4%
   5,100            United Waste Systems Inc.+                   175,313
   8,500            U.S.A. Waste Service Inc.+                   272,000
------------------------------------------------------------------------
                                                                 447,313
------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost -- $87,263,911)                     97,301,072
========================================================================

    FACE
   AMOUNT                     SECURITY                            VALUE
========================================================================
SHORT-TERM INVESTMENTS -- 14.2%
$   50,000          U.S. Treasury Bill due 12/26/96+++            49,616
   125,000          U.S. Treasury Bill due 12/26/96+++           124,038
    80,000          U.S. Treasury Bill due 1/2/97+++              79,322
 6,305,000          U.S. Treasury Bill due 1/2/97+++           6,251,304
 9,615,000          Federal Home Loan Mortgage Corp.
                      Discount Notes, 5.530% due 11/1/96       9,615,000
------------------------------------------------------------------------
                    TOTAL SHORT-TERM INVESTMENTS
                    (Cost -- $16,119,280)                     16,119,280
========================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $103,383,191*)                 $113,420,352
========================================================================

  +   Non-income producing security.
  +++ Security segregated by Custodian for open futures contracts commitments.
  * Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $103,383,191)                                          $113,420,352
  Receivable for securities sold                                                             643,964
  Receivable for Fund shares sold                                                            226,236
  Dividends receivable                                                                        15,439
  Receivable from broker -- variation margin                                                  65,075
----------------------------------------------------------------------------------------------------
  Total Assets                                                                           114,371,066
----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                         1,356,030
  Management fees payable                                                                     58,087
  Accrued expenses                                                                            52,279
----------------------------------------------------------------------------------------------------
  Total Liabilities                                                                        1,466,396
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                        $112,904,670
====================================================================================================
NET ASSETS:
  Par value of capital shares                                                           $        105
  Capital paid in excess of par value                                                    106,723,182
  Undistributed net investment income                                                        127,361
  Accumulated net realized loss from security transactions and futures contracts          (4,191,464)
  Net unrealized appreciation of investments and futures contracts                        10,245,486
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                        $112,904,670
====================================================================================================
Shares Outstanding                                                                        10,490,779
----------------------------------------------------------------------------------------------------
Net Asset Value                                                                               $10.76
----------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                           $   616,710
  Dividends (net of foreign withholding tax of $1,902)                                   127,856
------------------------------------------------------------------------------------------------
  Total Investment Income                                                                744,566
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                               503,898
  Registration fees                                                                       34,690
  Shareholder communications                                                              20,000
  Custody                                                                                 18,481
  Audit and legal                                                                         15,000
  Shareholder and system servicing fees                                                    6,000
  Directors' fees                                                                          4,000
  Other                                                                                      995
------------------------------------------------------------------------------------------------
  Total Expenses                                                                         603,064
------------------------------------------------------------------------------------------------
Net Investment Income                                                                    141,502
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)                           (4,681,634)
    Futures contracts                                                                    497,774
------------------------------------------------------------------------------------------------
  Net Realized Loss                                                                   (4,183,860)
------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments and Futures Contracts:
    Beginning of year                                                                    (10,437)
    End of year                                                                       10,245,486
------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                             10,255,923
------------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                          6,072,063
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                               $ 6,213,565
================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended October 31,
--------------------------------------------------------------------------------


                                                                                                  1996          1995(a)
========================================================================================================================
OPERATIONS:
  Net investment income                                                                       $    141,502   $    13,217
  Net realized loss                                                                             (4,183,860)       (7,604)
  Increase in net unrealized appreciation (depreciation)                                        10,255,923       (10,437)
------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                                              6,213,565        (4,824)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                            (27,358)           --
------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                                                  (27,358)           --
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                                             100,074,364    10,257,531
  Net asset value of shares issued for
    reinvestment of dividends                                                                       27,358            --
  Cost of shares reacquired                                                                     (1,465,966)   (2,170,000)
------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                                                     98,635,756     8,087,531
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                         104,821,963     8,082,707
NET ASSETS:
  Beginning of year                                                                              8,082,707            --
------------------------------------------------------------------------------------------------------------------------
  End of year*                                                                                $112,904,670    $8,082,707
========================================================================================================================
 * Includes undistributed net investment income of:                                               $127,361       $13,217
========================================================================================================================

(a) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

        1. Significant Accounting Policies

        The AIM Capital Appreciation Portfolio ("Portfolio") is a separate investment portfolio of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this portfolio and eleven other separate investment portfolios: Smith Barney Income and Growth, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

        The significant accounting policies followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the mean between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) interest income is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) expenses are charged to the Portfolio; (h) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

        2. Management Agreement and Transactions with
           Affiliated Persons

        Travelers Investment Adviser, Inc. ("TIA"), acts as investment manager of the Fund. The Portfolio pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets. This fee is calculated daily and paid monthly.

        TIA has entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions. As a result, TIA will pay AIM, as sub-advisor, a fee calculated at the annual rate of 0.375% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

        TIA has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). From its management fee, TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

        SBMFM provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to the Portfolio.

        Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended October 31, 1996, SB received brokerage commissions of $525.

        All officers and two Directors of the Fund are employees of SB.

        3. Investments

        During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $107,716,942
--------------------------------------------------------------------------------
Sales                                                                22,826,032
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

        At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $13,832,939 *
Gross unrealized depreciation                                       (3,795,778)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $10,037,161 *
================================================================================
* Substantially the same for Federal income tax purposes.

        4. Capital Loss Carryforward

        At October 31, 1996, the Portfolio had, for Federal income tax purposes, approximately $3,814,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                                       2003              2004
================================================================================
Carryforward Amounts                                   $1,000         $3,813,000
================================================================================

        5. Futures Contracts

        Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

        At October 31, 1996, the Portfolio had the following open futures contracts:

                       Expiration    # of       Basis       Market    Unrealized
Contracts Purchased    Month/Year  Contracts    Value       Value        Gain
================================================================================
S&P 500 Index           12/96        14       $4,823,350  $4,967,550    $144,200
S&P 500 Index           12/96         5        1,710,000   1,774,125      64,125
--------------------------------------------------------------------------------
Total                                         $6,533,350  $6,741,675    $208,325
================================================================================

        6. Capital Shares

        At October 31, 1996, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

        Transactions in shares of the Portfolio were as follows:

                                Year Ended         Year Ended
                            October 31, 1996  October 31, 1995(a)
=================================================================
Shares sold                      9,823,048        1,026,832
Shares issued on reinvestment        2,850               --
Shares redeemed                   (143,288)        (218,663)
-----------------------------------------------------------------
Net Increase                     9,682,610          808,169
=================================================================

(a) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout the year:


                                              1996(1)     1995(1)(2)
====================================================================
Net Asset Value, Beginning of Year             $10.00       $10.00
--------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                       0.02         0.02
  Net realized and unrealized gain (loss)        0.75        (0.02)
--------------------------------------------------------------------
Total Income From Operations                     0.77          ---
--------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.01)         ---
--------------------------------------------------------------------
Total Distributions                             (0.01)         ---
--------------------------------------------------------------------
Net Asset Value, End of Year                   $10.76       $10.00
--------------------------------------------------------------------
Total Return                                     7.71%        0.00%+++
--------------------------------------------------------------------
Net Assets, End of Year (000s)               $112,905       $8,083
--------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                    0.96%        1.00%+
  Net investment income                          0.22         4.07+
--------------------------------------------------------------------
Portfolio Turnover Rate                         43.97%        5.91%
--------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                   $0.06        $0.06
====================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.

(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.

(3) The Manager waived all or part of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).

+++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 10, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. as of October 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from October 10, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.


                                /s/ KPMG Peat Marwick LLP

New York, New York
December 12, 1996

                     [This page intentionally left blank]

TRAVELERS SERIES
FUND INC.


DIRECTORS

Victor K. Atkins
Jessica M. Bibliowicz
A.E. Cohen
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
-----------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT MANAGER

Travelers Investment Adviser, Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

PNC Bank, N.A.


ANNUITY ADMINISTRATION

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

TRAVELERS SERIES FUND INC.

388 Greenwich Street
New York, New York 10013

IN0794 12/96


ANNUAL REPORT

1996
1996
1996
1996
1996

TRAVELERS SERIES
FUND INC.

SMITH BARNEY HIGH INCOME
PORTFOLIO

PUTNAM DIVERSIFIED INCOME
PORTFOLIO

-------------------------

October 31, 1996


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.


--------------------------------------------------------------------------------
                          Smith Barney High Income and
                      Putnam Diversified Income Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Travelers Series Fund Inc. for the year ended October 31, 1996. This report covers the Smith Barney High Income and Putnam Diversified Income Portfolios (the "Portfolios"). In this report, we have summarized the period's prevailing economic and market conditions and briefly outlined each Portfolio's investment strategy. A detailed summary of each Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Market and Economic Overview

The past year has seen a high degree of investor uncertainty surrounding both the U.S. economy and the U.S. financial markets, particularly the bond market. The period from October 1995 through January 1996 was characterized by low inflation, somewhat weaker U.S. economic growth and a strong rally in the bond market. All signs pointed to a weaker economy, which is generally positive for the bond market, and there was a growing consensus that the Federal Reserve Board (the Fed) would probably lower interest rates. However, economic data released by the U.S. government late in the first quarter and the second quarter of 1996 indicated that the U.S. economy was growing at a stronger rate than previously expected. For example, non-farm payrolls grew by an average of 206,000 jobs a month for the first ten months of 1996 compared to 185,000 jobs for the same period in 1995, and the unemployment rate dropped to a seven-year low of 5.1% in August. The economy, as measured by Gross Domestic Product ("GDP"), grew 4.7% during second quarter and an average of 3.5% for the first half of 1996.

The strength in the U.S. economy during the first half of 1996 heightened investor concerns over inflation, which caused bond market volatility to increase significantly over the period. The yield on the 30-year U.S. Treasury bond rose more than a full percent from 6% at year-end 1995, peaking at 7.20% in mid-July.

After expanding considerably during the second quarter of 1996, the U.S. economy has taken a breather during the third quarter. The U.S. government reported that third quarter GDP growth was measured at 2.1%, down from 4.7% for the second quarter of 1996. Consumer spending and residential construction spending slowed, net exports remained even with the previous quarter, and inventories rose during the third quarter. Despite this evidence of an economic slowdown, there are still areas of growth within the U.S.


                                                                               1


economy. For example, job growth is healthy and wages continue to rise. In addition, housing activity and auto sales have remained surprisingly resilient despite higher interest rates.

Because of the uncertainty surrounding the future direction of the U.S. economy, the bond markets have continued to experience significant volatility. This heightened volatility had been confined to a narrow trading range of 6.75% to 7.20% on 30-year U.S. Treasury yields since April. However, bond yields have declined rapidly since the end of September on reports that inflation seems to be non-existent within the U.S. economy, as well as the announcement that the Fed left rates unchanged at its September 24 Federal Open Market Committee meeting; and rates have continued to fall since the November elections.

We believe that bond market investors will continue to closely monitor U.S. economic data for signs of whether the rate of economic growth will continue to moderate, or whether the U.S. economy's growth rate will accelerate during the final quarter of 1996. In either case, we believe that the Fed will likely remain on the sidelines until a more definitive picture emerges on the state of the U.S. economy.

Portfolio Highlights
Smith Barney High Income Portfolio

Despite recent pressures on the U.S. Treasury bond market, the high yield bond market has turned in a solid performance over the past twelve months. A combination of strong cash flows into high yield mutual funds, which have outperformed all other fixed income funds year-to-date, a slowing new issue calendar and investors seeking higher yields have all contributed to the high yield bond market's strong performance. In addition, the current slow, steady growth rate of the U.S. economy is ideal for the high yield bond market because a stronger economy can potentially contribute to the financial strength of companies that issue high yield debt, and increases the likelihood that these companies will be able to meet their debt obligations.

During the 12-month period covered by this report, the Smith Barney High Income Portfolio ("Portfolio") had a total return of 12.17%. In comparison, the high yield mutual fund average 1-year total return was 12.33%, as reported by Lipper Analytical Services, an independent fund tracking organization. We believe that relative to its peer group, the Portfolio's conservative intermediate average maturity, along with its conservative credit quality, contributed to its slight underperformance. However, we continue to believe that over time, our relatively conservative maturity and credit-quality investment strategy of concentrating on improving high yield credits rated B/B and BB/Ba will generate more consistent, less volatile returns over the long term.



2


Another key element of the Portfolio's investment strategy has been to reduce and/or upgrade cyclical holdings, and to emphasize stronger, better capitalized companies, as well as companies within industries that we believe have excellent growth prospects. In our view, increasing worldwide demand for oil and gas should cause prices to continue to rise. We therefore believe the energy sector offers excellent investment opportunities, and we will look to increase our holdings in this sector. In addition, we believe the telecommunications, cable TV, technology and media industries all have the potential to grow substantially. Because of our positive outlook on these industries, we have continued to add to our existing positions in companies such as Calpine (an independent power producer), Intelcom Group (a telecommunications company), and Intermedia Communications (a Southeastern communications company). One new addition to the Portfolio's core holdings during the period covered by this report is First Nationwide, a bank holding company based on the West Coast.

Despite the strong performance of the high yield bond market in the past twelve months, we still expect a short-term market pullback, especially in light of the uncertainty surrounding the U.S. economy and the increased level of new high yield bond issues. In anticipation of this short-term pullback, we became more defensive by eliminating or reducing several holdings. Included in this group are Harvard Industries, Dan River and Farm Fresh, which are all companies that have weaker credit ratings, have underperformed, and that we believe have deteriorating outlooks. We eliminated our position in Station Casinos to reduce the Portfolio's exposure to the gaming industry which we believe is facing increasing competitive pressures.

Although the pace of economic growth in the U.S. has slowed during the past quarter, we believe that growth remains in a comfortable range and we anticipate that inflation will stay at its current level of roughly 2.5% to 3.0%. In addition, we expect the bond markets to trade in a narrow range with no major moves in either direction. This "Goldilocks" economy- not too hot and not too cold- is ideal for the high yield investor. Consequently, it is not surprising that over the past twelve months, the high yield bond market has generated superior investment results compared to other types of bonds. Going forward, we do not expect to see any major interest rate moves or changes in the U.S. bond markets for the remainder of 1996.

Putnam Diversified Income Portfolio

During the period covered by this report, the Putnam Diversified Income Portfolio (the "Portfolio") has continued to achieve its investment objectives. For the year ended October 31, 1996, the Portfolio posted a total return of 9.43% versus its peer group average total return of 8.39%, as reported by



                                                                               3


Lipper Analytical Services Inc. (Lipper is an independent fund tracking organization.) Our investment strategy during the fiscal year of focusing on high-yield and international bonds, and de-emphasizing U.S. government securities, was essential to the Portfolio's resilience during this period of increased bond market volatility. As of October 31, 1996, 32% of the Portfolio's assets were allocated in U.S. government and mortgage securities, 39% in high-yield bonds, and 29% in international bonds.

During the twelve-month period covered by this report, we continued to reduce the Portfolio's allocation in core cyclical issues, a strategy we first implemented toward the middle of 1995 as the U.S. economy showed signs of slower growth. Cyclical companies, in the chemical, paper and automotive industries, are appropriately named because their performance typically shadows the behavior of the economy, rising and falling along with the pace of economic growth. At the same time, we added to the Portfolio's holdings of more growth-oriented companies in sectors such as telecommunications -- the industry with the largest representation in the Portfolio -- and other media groups such as television and radio.

Among the Portfolio's holdings, MFS Communications, Teleport Communications and Brooks Fiber Properties, three competitive local exchange carriers, were among the strongest performers during the period covered by this report. Elsewhere in the high-yield sector, the Portfolio benefited from its investments in the banking industry. First Nationwide Holdings, one of the Portfolio's key holdings, merged with California Federal Bank; the consolidation gave the newly merged company a substantial share of the California banking market. Berkeley Federal also contributed to the Portfolio's performance.

As with the high yield sector, the Portfolio's investments in international bonds contributed substantially to its performance during the period under review. While the international bond markets generally delivered positive returns, our emphasis on country selection and currency management allowed the Portfolio to earn competitive returns from its international holdings.

In the international sector, we focused on European government bonds. Early in the fiscal year, we emphasized bonds of higher yielding markets, such as Italy and Spain, rather than core European countries. Since that time, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which plans on creating a single currency among member nations. As a result of these efforts, Italy, Spain and Sweden have driven down both inflation and bond yields. As yields declined, the Portfolio's holdings in these markets benefited from price appreciation.



4


A similar trend took place in Canada and Australia. In those markets, bond yields at the outset of the fiscal period were considerably higher than those in the United States. Interest rates have fallen considerably since then, narrowing the yield spreads relative to U.S. Treasury bonds.

We increased the Portfolio's holdings in emerging markets securities, which enjoyed solid gains throughout much of the period under review. The bond markets in Russia and Poland benefited from upgraded credit ratings in recent months, and our investments in these markets added to the Portfolio's total return. Similarly our investments in Mexico and Argentina boosted performance.

Our currency strategy involved hedging international bonds back to the U.S. dollar in an effort to protect the Portfolio's value from losses due to currency fluctuations. This hedging strategy helped protect the value of the Portfolio's investments as several European currencies declined in value against the U.S. dollar.

When the bond market declined abruptly earlier this year, the market for mortgage-backed securities was affected dramatically. The rise in interest rates drove down the values of mortgage-backed securities and reduced prepayment risk (because higher interest rates made mortgage refinancings less attractive to mortgage holders). At that time, we quickly exchanged a considerable portion of the Portfolio's U.S. Treasury holdings for mortgage-backed securities before the market adjusted to these developments. As the year progressed, the yield spread on mortgage-backed securities relative to Treasuries narrowed, allowing mortgage-backed securities to outperform Treasuries in terms of both price appreciation and income.

Our outlook for the coming months reflects what we have seen during much of this year: moderate economic growth, low inflation and interest rates that move within a relatively limited range. For this reason, we anticipate that the sectors and securities that have served the Portfolio well in recent months should continue to do so into the beginning of 1997. We plan to maintain the Portfolio's considerable weighting in high yield bonds to take advantage of higher corporate earnings and allow the Portfolio to grow while interest rates hopefully remain stable. Among the international bond markets, we expect to continue to invest in countries whose inflation rates are declining. We will look to exploit the European markets as progress toward the EMU creates additional investment opportunities.



                                                                               5


If, as some economists predict, the rate of U.S. economic growth begins to slow in the coming months, interest rates will likely decline once again. For this reason, we expect to maintain a longer-than-average portfolio duration to enable the Portfolio to participate in any corresponding potential price appreciation among government bonds.

In closing, thank you for investing in the Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and
Chief Executive Officer

November 12, 1996




                                       6


================================================================================
Historical Performance -- Smith Barney High Income Portfolio
================================================================================

                     Net Asset Value
                   --------------------
                   Beginning      End        Income    Capital Gain     Total
Year Ended          of Year     of Year     Dividends  Distributions   Returns+
================================================================================
10/31/96             $11.26      $12.09       $0.50        $0.00        12.17%
--------------------------------------------------------------------------------
10/31/95              10.07       11.26        0.22         0.00        14.30
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00       10.07        0.00         0.00         0.70+++
================================================================================
Total                                         $0.72        $0.00
================================================================================

================================================================================
Historical Performance -- Putnam Diversified Income Portfolio
================================================================================

                      Net Asset Value
                   --------------------
                   Beginning      End        Income    Capital Gain     Total
Year Ended          of Year     of Year     Dividends  Distributions   Returns+
================================================================================
10/31/96             $11.46      $11.99       $0.39        $0.13         9.43%
--------------------------------------------------------------------------------
10/31/95              10.18       11.46        0.09         0.00        13.55
--------------------------------------------------------------------------------
6/16/94*-10/31/94     10.00       10.18        0.00         0.00         1.80+++
================================================================================
Total                                         $0.48        $0.13
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

                                                   Smith Barney        Putnam
                                                       High          Diversified
                                                      Income           Income
                                                     Portfolio        Portfolio
================================================================================
Year Ended 10/31/96                                   12.17%            9.43%
--------------------------------------------------------------------------------
6/16/94* through 10/31/96                             11.34            10.39
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                                                   Smith Barney        Putnam
                                                       High          Diversified
                                                      Income           Income
                                                     Portfolio        Portfolio
================================================================================
6/16/94* through 10/31/96                             29.12%           26.50%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


                                                                               7


================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
                 Salomon Brothers Intermediate High Yield Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996

                         [GRAPH APPEARS HERE]

Measurement period      Smith Barney               Salomon Brothers Intermediate
(Fiscal year Covered)   High Income Portfolio      High Yield Index
---------------------   ---------------------      -----------------------------

06/16/94                $ 10,000                   $ 10,000
10/94                   $ 10,070                   $ 10,113
10/95                   $ 11,510                   $ 11,723
10/96                   $ 12,912                   $ 12,690



+ Hypothetical illustration of $10,000 invested in shares of the High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Salomon Brothers Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


8


================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                    Aggregate Bond Index and Salomon Brothers
                      Non-U.S. World Government Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996


                         [GRAPH APPEARS HERE]

                                           Lehman Brothers Salomon Brothers Non-
Measurement period     Putnam Diversified  Aggregate Bond  U.S. World Government
(Fiscal year Covered)  Income Portfolio        Index         Bond Index-Unhedged
---------------------  ------------------  --------------- ---------------------

06/16/94               $ 10,000            $ 10,000        $ 10,000
10/94                  $ 10,554            $ 10,052          10,180
10/95                  $ 12,155            $ 11,626          11,560
10/96                  $ 12,818            $ 12,305          12,650


+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Brothers Non-U.S. World Government Bond Index Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.




                                                                               9


================================================================================
 Schedules of Investments                                       October 31, 1996
================================================================================
                              HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
CORPORATE BONDS AND NOTES -- 89.2%
Aerospace/Defense -- 2.4%
$  500,000  BB      Airplanes Pass Through Trust Corporate Collateralized,
                      Mortgage Obligation, Series D, 10.875% due 3/15/19     $   542,500
   350,000  B       Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03            376,250
   350,000  B       Tracor Inc., Sr. Sub. Notes, 10.875% due 8/15/01             372,750
   300,000  B       UNC Inc., Sr. Sub Notes, 11.000% due 6/1/06+                 316,500
----------------------------------------------------------------------------------------
                                                                               1,608,000
----------------------------------------------------------------------------------------
Broadcasting -- 16.2%
   825,000  NR      Australis Holding Ltd., Sr. Discount Notes,
                      step bond to yield 15.034% due 11/1/02+                    463,031
 1,000,000  NR      Australis Media Ltd., Sr. Sub Discount Notes,
                      step bond to yield 11.739% due 5/15/03+++                  585,000
                    Bell Cablemedia, Sr. Discounts Notes:
 1,050,000  BB-     Step bond to yield 14.163% due 7/15/04                       866,250
   775,000  BB-     Step bond to yield 11.702% due 9/15/05                       581,250
                    Cablevision Systems Corp., Sr. Sub. Debentures:
   725,000  B         10.750% due 4/1/04                                         735,875
   700,000  B         9.875% due 2/15/13                                         661,500
   900,000  B       Comcast UK Cable, Sr. Unsecured Discount Debentures,
                      step bond to yield 11.184% due 5/15/03                     585,000
   450,000  Ba3*    Le Groupe Videotron, Sr. Notes, 10.625% due 2/15/05          492,750
 1,050,000  B       Marcus Cable Capital Corp., Sr. Discount Notes,
                      step bond to yield 11.098% due 8/1/04                      787,500
   925,000  B       NWCG Holding, Sr. Discount Notes, zero coupon bond
                      to yield 11.611% due 6/15/99                               758,500
                    Rogers Cablesystems:
                      Sr. Debentures:
   450,000  BB-       10.875% due 4/15/04                                        463,500
   500,000  BB+       9.650% due 1/15/14                                         357,915
   375,000  BB+     Sr. Secured Second Priority Debentures,
                      10.000% due 12/1/07                                        378,750
   450,000  BB-       Sr. Sub. Debentures, 11.000% due 12/1/15                   462,375
   300,000  BB-     SCI Television Inc., Sr. Secured Notes,
                      11.000% due 6/30/05                                        320,625
   400,000  B-      SFX Broadcasting, Sr. Sub. Notes, 10.750% due 5/15/06        412,000
   800,000  B3*     United International Holdings Inc., Australia/Pacific,
                      Sr. Discount Notes, step bond to yield 14.000%
                      due 5/15/06                                                418,000
 1,500,000  B-      United International Holdings Inc., Sr. Discount Notes,
                      zero coupon bond to yield 12.845% due 11/15/99           1,027,500
   400,000  B+      Videotron Holdings PLC, Sr. Discount Notes,
                      step bond to yield 10.659% due 8/15/05                     290,500
   250,000  B-      Wireless One Inc., Sr. Notes, 13.000% due 10/15/03           258,750
----------------------------------------------------------------------------------------
                                                                              10,906,571
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
10


================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================
                              HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Building/Construction -- 0.6%
$  350,000  BB-     American Standard Inc., Sr. Sub. Debentures,
                      11.375% due 5/15/04                                    $   378,875
------------------------------------------------------------------------------------------
Chemical -- 2.8%
   500,000  B       NL Industries, Sr. Secured Notes, zero coupon bond
                      to yield 12.280% due 10/15/05                              411,250
   500,000  BB      Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                      13.000% due 6/15/01                                        553,750
   400,000  B       Spinnaker Industries Inc., Sr. Notes, 10.750% due 10/15/06   408,000
   500,000  B+      Terra Industries, Inc., Sr. Notes, 10.500% due 6/15/05+      537,500
------------------------------------------------------------------------------------------
                                                                               1,910,500
------------------------------------------------------------------------------------------
Communications -- 18.8%
   400,000  B3*     All American Communications, Inc., Sr. Sub Notes,
                      10.875% due 10/15/01                                       397,000
 1,600,000  B-      Allbritton Communications Corp., Sr. Sub. Debentures,
                      11.500% due 8/15/04                                      1,676,000
 1,500,000  B3*     Clearnet Communications Inc., Sr. Discount Notes,
                      step bond to yield 12.523% due 12/15/05                    945,000
   400,000  CCC-    Dial Call Communications, Inc., Sr. Discount Notes,
                      step bond to yield 12.914% due 4/15/20                     267,000
   300,000  B+      Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02        327,000
   450,000  NR      Intelcom Group Inc., Sr. Discount Notes, step bond
                      to yield 12.030% due 5/1/06                                273,375
 1,000,000  B-      Intermedia Communications of Florida, Sr. Discount
                      Unsecured Notes, step bond to yield 11.807% due 5/1/06     620,000
   950,000  B-      Millicom International Cellular S.A., Sr. Discount Notes
                      step bond to yield 13.500% due 6/1/06                      541,500
 1,000,000  B-      Mobile Telecommunications Tech. Corp., Sr. Notes,
                      13.500% due 12/15/02                                     1,017,500
 1,500,000  CCC-     Nextel Communications, Sr. Discount Notes, step bond
                      to yield 10.837% due 8/15/04                               956,250
   750,000  NR      Nextlink Communications, Sr. Notes, 12.500% due 4/15/06      766,875
   750,000  CCC+    Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06+             766,875
   275,000  NR      Pagemart Inc., Sr. Discount Notes, step bond to yield
                      11.643% due 11/1/03+                                       215,875
   500,000  NR      Pagemart Nationwide, Inc., Sr. Discount Notes, step bond
                      to yield 10.950% due 2/1/02                                338,750
   500,000  B1*     Price Cellular Wire, Sr. Notes, 10.750% due 11/1/04          505,000
   700,000  NR      RSL Communications Ltd., 12.500% due 11/15/06                707,000
 1,600,000  B1*     Teleport Communications, Sr. Discount Notes
                      step bond to yield 12.405% due 10/1/06                   1,032,000
 1,000,000  BB      Telewest Communications, Sr. Discount Debentures
                      step bond to yield 10.859% due 10/1/07                     641,250

                                                                              11

                       See Notes to Financial Statements.


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                                HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Communications -- 18.8% (continued)
$  600,000  B-      USA Mobile Communication, Inc., Sr. Notes, 14.000%
                      due 11/1/04                                            $   672,000
------------------------------------------------------------------------------------------
                                                                              12,666,250
------------------------------------------------------------------------------------------
Consumer Durables -- 1.2%
   400,000  B+      International Semi-Tech Corp., Sr. Secured Discount
                      Notes, step bond to yield 12.673% due 8/15/03              247,000
   300,000  B       Mettler Toledo Inc., Notes, 9.750% due 10/1/06               306,750
   250,000  B-      TAG-Heuer International, Inc., Sr. Sub Notes, 12.000%
                      due 12/15/05                                               285,000
------------------------------------------------------------------------------------------
                                                                                 838,750
------------------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 1.6%
   450,000  B3*     Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02     464,625
   600,000  B       Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03     612,000
------------------------------------------------------------------------------------------
                                                                               1,076,625
------------------------------------------------------------------------------------------
Electric Utilities -- 0.0%
    19,395  BB-     Midland Cogeneration Venture Limited Partnership,
                      Midland Funding, Debentures, Sr. Secured Lease
                      Obligation Bond, Series C, 10.330% due 7/23/02              20,608
------------------------------------------------------------------------------------------
Electronics and Computers -- 3.6%
   500,000  B-      Graphic Controls Corp., Sr. Sub. Notes,
                      12.000% due 9/15/05                                        542,500
                    Unisys Corp., Sr. Notes:
   800,000  B+      12.000% due 4/15/03                                          822,000
 1,000,000  B+      11.750% due 10/15/04                                       1,025,000
------------------------------------------------------------------------------------------
                                                                               2,389,500
------------------------------------------------------------------------------------------
Financial & Insurance -- 3.0%
   700,000  B2*     Intertek Finance, PLC, Sr. Sub. Notes,
                      10.250% due 11/1/06                                        708,750
   750,000  B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03            798,750
   500,000  B-      Outsourcing Solutions, Sr. Sub. Notes,
                      11.000% due 11/1/06                                        505,000
------------------------------------------------------------------------------------------
                                                                               2,012,500
------------------------------------------------------------------------------------------
Food -- 2.7%
   500,000  B2*     International Home Foods, Sr. Sub Notes,
                      10.375% due 11/1/06                                        505,000
   750,000  BB-     TLC Beatrice International, Inc., Sr. Secured Notes,
                      11.500% due 10/1/05                                        789,375
   450,000  B-      Van de Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05+      491,625
------------------------------------------------------------------------------------------
                                                                               1,786,000
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                                 HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Grocery and Convenience Stores -- 1.2%
$      135  B-      Kash-N-Karry, Sr. Notes, 11.500% due 2/1/03              $       135
   800,000  B-      Pathmark Stores Inc., Debentures, 12.625% due 6/15/02        834,000
------------------------------------------------------------------------------------------
                                                                                 834,135
------------------------------------------------------------------------------------------
Healthcare -- 0.7%
   250,000  B       Magellan Health Services, Sr. Sub Notes,
                      11.250% due 4/15/04                                        273,125
   150,000  B       OrNda Healthcorp, Sr. Sub. Notes, 12.250% due 5/15/02        161,062
------------------------------------------------------------------------------------------
                                                                                 434,187
------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 3.5%
   450,000  B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04             498,375
   455,000  BB      Bally's Grand, 1st Mortgage Notes, 10.375% due 12/15/03      503,913
   500,000  B-      Courtyard by Marriott, Sr. Secured Notes,
                      10.750% due 2/1/08                                         518,750
   200,000  NR      Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                      13.500% due 11/15/02                                       256,000
   500,000  B       Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09            570,000
------------------------------------------------------------------------------------------
                                                                               2,347,038
------------------------------------------------------------------------------------------
Leisure -- 0.4%
   240,646  NR      Gillette Holdings, Inc., Sr. Sub. Notes,
                      12.250% due 6/30/02                                        252,077
------------------------------------------------------------------------------------------
Machinery -- 0.8%
   525,000  B-      Alvey Systems, Inc., Sr. Sub Notes, 11.325% due 1/31/03      549,938
------------------------------------------------------------------------------------------
Metals and Mining -- 8.6%
   500,000  B-      Commonwealth Aluminum Co., Sr. Sub. Notes,
                      10.750% due 10/1/06+                                       506,250
   500,000  B-      Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04    520,000
 1,600,000  B-      Ivex Holdings Corp., Debentures, step bond to yield
                      12.809% due 3/15/05                                      1,152,000
 1,800,000  CCC+    Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                      12.750% due 2/1/03                                       1,863,000
   500,000  B       Renco Metals Inc., Sr. Unsecured Notes,
                      11.500% due 7/1/03                                         525,000
   400,000  B       Russell Metals, Sr. Notes, 10.250% due 6/15/00               394,000
   740,000  BB-     UCAR Global Enterprises Inc., Sr. Sub. Notes,
                      12.000% due 1/15/05                                        854,700
------------------------------------------------------------------------------------------
                                                                               5,814,950
------------------------------------------------------------------------------------------
Oil and Natural Gas -- 5.3%
   850,000  B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05               878,687
   550,000  BB-     Global Marine, Sr. Secured Notes, 12.750% due 12/15/99       590,563
   600,000  B-      Kelley Oil & Gas Corp., Sr. Notes, 10.375% due 10/15/06      602,250
 1,000,000  B+      R&M Clark Holdings, Sr. Guaranteed Notes,
                      zero coupon bond to yield 10.461% due 2/15/00              717,500

                       See Notes to Financial Statements.

                                                                              13


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                                 HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Oil and Natural Gas -- 5.3% (continued)
$  500,000  BB-     Santa Fe Energy Resources, Sr. Sub. Debentures,
                      11.000% due 5/15/04                                    $   553,750
   200,000  B       United Meridian Corp., Sr. Sub. Guaranteed Notes,
                      10.375% due 10/15/05                                       214,000
------------------------------------------------------------------------------------------
                                                                               3,556,750
------------------------------------------------------------------------------------------
Other Utilities -- 0.6%
   400,000  B+      Calpine Corp., Sr. Notes, 10.500% due 5/15/06                418,000
------------------------------------------------------------------------------------------
Paper and Printing -- 7.5%
   341,000  B-      American Pad & Paper, Sr. Sub. Notes,
                      13.000% due 11/15/05                                       395,560
   550,000  B       Crown Paper Corp., Sr. Sub. Notes, 11.000% due 9/1/05        519,750
   750,000  B       Goss Graphic Systems, Inc., Sr. Sub. Notes,
                      12.000% due 10/15/06                                       755,625
   800,000  BB      Indah Kiat International Finance Co., Secured Notes,
                      11.875% due 6/15/02                                        860,000
 1,800,000  B+      SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04        1,944,000
   500,000  BB      Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                      13.250% due 8/1/01                                         566,250
------------------------------------------------------------------------------------------
                                                                               5,041,185
------------------------------------------------------------------------------------------
Personal Care -- 2.1%
   500,000  B-      Revlon Consumer Products Corp., Sr. Sub. Notes,
                      10.500% due 2/15/03                                        520,000
 1,000,000  B-      Revlon Worldwide Corp., Sr. Secured Discount Notes,
                      zero coupon bond to yield 21.340% due 3/15/98              882,500
------------------------------------------------------------------------------------------
                                                                               1,402,500
------------------------------------------------------------------------------------------
Real Estate Development -- 4.1%
 2,200,000  B       First Nationwide Holdings, Sr. Notes,
                      12.500% due 4/15/03                                      2,387,000
   325,000  BB-     Trizec Finance, Sr. Notes, 10.875% due 10/15/05              352,219
------------------------------------------------------------------------------------------
                                                                               2,739,219
------------------------------------------------------------------------------------------
Retail -- 0.8%
   500,000  B+      Barnes and Noble, Sr. Sub Notes, 11.875% due 1/15/03         545,000
------------------------------------------------------------------------------------------
Tobacco -- 0.3%
   165,000  B       Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                      10.500% due 3/1/03                                         172,425
------------------------------------------------------------------------------------------
Transportation -- 0.4%
   250,000  BB-     Sea Containers Limited, Sr. Sub. Debentures, Series A,
                      12.500% due 12/1/04                                        273,125
------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $58,850,660)                                   59,974,708
==========================================================================================

                       See Notes to Financial Statements.

14


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                                  HIGH INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
==========================================================================================
COMMON STOCKS -- 0.4%
Communications -- 0.0%
     4,950          Clearnet Communications                                  $    32,175
------------------------------------------------------------------------------------------
Mining & Steel -- 0.4%
    15,500          Freeport McMoRan Resources Partners, L.P.                    269,313
------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost-- $365,378)                                            301,488
==========================================================================================
CONVERTIBLE PREFERRED STOCKS -- 0.6%
Automobiles and Trucking -- 0.6%
     7,500          Navistar International, Series G, Convertible $6.00
                    (Cost-- $401,776)                                            415,313
==========================================================================================
PREFERRED STOCKS -- 0.8%
Healthcare and Pharmaceuticals -- 0.6%
    28,325          Foxmeyer Health Corp., Series A, Payment-in-kind,
                    Exchange $4.20 (Formerly National Intergroup)                361,143
------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
       118          PanAmSat Corp., Series A, Exchange $31.875                   145,889
------------------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost-- $893,789)                                            507,032
==========================================================================================
WARRANTS -- 0.0%
       200          Nextel Communications, Inc., Expire 4/25/99                        2
       750          Wireless One Inc., Expire 10/15/03                             5,250
------------------------------------------------------------------------------------------

                    TOTAL WARRANTS
                    (Cost-- $3,240)                                                5,252
==========================================================================================
    FACE
   AMOUNT                         SECURITY                                       VALUE
==========================================================================================
REPURCHASE AGREEMENT -- 9.0%
$6,024,000          Chase Manhattan Bank, 5.470% due 11/1/96;
                    Proceeds at maturity-- $6,024,915;
                    (Fully collateralized by U.S. Treasury Notes,
                    5.548% due 10/16/97; Market value-- $6,144,480)
                    (Cost-- $6,024,000)                                        6,024,000
==========================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $66,538,843**)                                   $67,227,793
==========================================================================================

                       See Notes to Financial Statements.

                                                                              15


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
U.S. GOVERNMENT SECTOR -- 31.6%
=========================================================================================
U.S. Government & Agency Obligations  31.1%
$1,299,000          U.S. Treasury Note, 5.750% due 8/15/03                   $ 1,266,148
 2,070,000          U.S. Treasury Note, Stripped Principal Payment only,
                      due 5/15/04++                                            1,290,190
 3,435,000          U.S. Treasury Note, 7.000% due 7/15/06++                   3,589,403
 1,550,000          U.S. Treasury Note, 6.500% due 10/15/06++                  1,565,733
 1,825,000          U.S. Treasury Bond, 7.875% due 2/15/21++                   2,068,218
   484,627          FNMA, 7.000% due 7/1/25                                      475,842
    27,487          FNMA, 7.000% due 10/1/25                                      26,989
   360,418          FNMA, 7.000% due 12/1/25                                     353,884
   195,097          FNMA, 7.000% due 2/1/26                                      191,561
   864,659          FNMA, 7.000% due 4/1/26                                      848,984
 2,628,668          FNMA, 7.500% due 7/1/26                                    2,635,242
    35,661          FNMA, 8.000% due 5/1/26++                                     36,408
   882,727          FNMA, 8.000% due 6/1/26++                                    901,203
 1,938,420          FNMA, 8.000% due 7/1/26++                                  1,978,991
   990,000          FNMA, 8.000% due 10/1/26++                                 1,010,720
   206,746          GNMA, 7.000% due 8/14/25                                     202,934
   487,315          GNMA, 7.500% due 9/15/25                                     489,143
   891,708          GNMA, 7.500% due 10/15/25                                    895,052
   287,507          GNMA, 7.500% due 11/15/25                                    288,586
   987,433          GNMA, 7.000% due 1/15/26                                     969,225
 1,695,956          GNMA, 7.500% due 1/15/26                                   1,702,316
   822,289          GNMA, 7.000% due 3/15/26                                     807,127
   685,627          GNMA, 7.000% due 4/15/26                                     672,985
    90,316          GNMA, 7.000% due 5/15/26                                      88,652
   470,748          GNMA, 7.500% due 6/15/26                                     472,514
------------------------------------------------------------------------------------------
                                                                              24,828,050
------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 0.5%
   155,000  AAA     Chemical Master Credit Card Trust, 6.230% due 6/15/03        155,313
   255,000  AAA     Sears Credit Account Master Trust, 6.050% due 2/15/04        247,508
------------------------------------------------------------------------------------------
                                                                                 402,821
------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT SECTOR
                    (Cost-- $24,887,763)                                      25,230,871
==========================================================================================
HIGH YIELD SECTOR -- 38.1%
==========================================================================================
CORPORATE DEBENTURES -- 36.9%
Advertising-Communications -- 0.1%
    15,000  B       Outdoor Systems Inc., Sr. Notes, 9.375% due 10/15/06          14,925
    80,000  B-      Universal Outdoor Inc., Sr. Notes, 9.750% due 10/15/06        79,200
------------------------------------------------------------------------------------------
                                                                                  94,125
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

16


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Automotive -- 1.0%
$  125,000  B3*     Aftermarket Technology, Sr. Sub. Notes, 12.000%
                     due 8/1/04+                                             $   137,813
   100,000  B       A.P.S. Inc., Guaranteed Sr. Sub. Notes, 11.875%
                     due 1/15/06                                                 107,250
    30,000  B       Blue Bird Body Co., Sr. Sub. Notes, 11.750%
                     due 4/15/02                                                  30,750
    55,000  B-      CSK Auto Inc., Sr. Sub. Notes, 11.000%
                     due 11/1/06+                                                 55,962
    25,000  B-      Delco Remy International, Sr. Sub. Notes, 10.625%
                     due 8/1/06+                                                  25,875
   150,000  B+      Exide Corp., Sr. Sub. Deferred Debentures, step bond to
                     yield 11.291% due 12/15/04                                  135,750
    95,000  BB-     Lear Corp., Sub. Notes, 9.500% due 7/15/06                   100,225
   230,000  NR      MCII Holdings Inc., Sr. Secured Discount Notes,
                     step bond to yield 12.630% due 11/15/02                     183,425
    20,000  B+      Speedy Muffler King Inc., Sr. Notes, 10.875%
                     due 10/1/06                                                  20,550
------------------------------------------------------------------------------------------
                                                                                 797,600
------------------------------------------------------------------------------------------
Aviation Components -- 1.4%
   130,000  B-      BE Aerospace, Sr. Notes, 9.750% due 3/1/03                   134,387
    70,000  B+      Greenwich Air Inc., Sr. Notes, 10.500% due 6/1/06             73,675
   275,000  BB      Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03            295,625
    20,000  B-      K&F Industries Inc., Sr. Sub. Discount Debentures,
                     10.375% due 9/1/04                                           20,650
                    Sequa Corp., Sr. Notes:
    75,000  BB       9.625% due 10/15/99                                          77,625
    20,000  BB       8.750% due 12/15/01                                          20,000
   275,000  B       Terex Corp., Sr. Secured Notes, 13.750% due 5/15/02+         292,188
                    UNC Inc., Sr. Notes:
    45,000  BB-      9.125% due 7/15/03                                           44,325
   125,000  B-       11.000% due 6/1/06                                          130,938
------------------------------------------------------------------------------------------
                                                                               1,089,413
------------------------------------------------------------------------------------------
Banking -- 0.5%
    45,000  B+      Berkeley Federal Bank, Sub. Debentures, 12.000%
                     due 6/15/05                                                  49,050
   300,000  B       First Nationwide, Sr. Exchange Notes, 12.500%
                     due 4/15/03                                                 325,500
------------------------------------------------------------------------------------------
                                                                                 374,550
------------------------------------------------------------------------------------------
Brewers -- 0.2%
                    Canandaigua Wine, Sr. Sub. Notes:
   100,000  B+       8.750% due 12/15/03                                          95,500
    75,000  B+      Series B, 8.750% due 12/15/03+                                71,625
------------------------------------------------------------------------------------------
                                                                                 167,125
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                              17


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Broadcasting -- 1.7%
$  125,000  B-      Argyle Television, Sr. Sub. Notes, 9.750%
                      due 11/1/05                                            $   124,688
   250,000  NR      Benedek Broadcasting, Sr. Notes, 13.379%
                     due 3/1/05                                                  271,875
   150,000  B-      Granite Broadcasting, Sr. Sub. Notes, 9.375%
                      due 12/10/5                                                144,375
    55,000  B       Park Broadcasting, Sr. Notes, 11.750% due 5/15/04+            63,250
   100,000  B-      Paxson Communications, Sr. Sub. Notes, 11.625%
                      due 10/1/02+                                               103,000
   183,000  NR      Petracom Holdings, Sr. Discount Notes, Series B,
                      zero coupon bond to yield 5.880% due 2/1/03                157,380
   100,000  BB+     Rogers Cablesystems of America Inc., Debentures,
                      10.125% due 9/1/12                                         100,750
   250,000  B-      SFX Broadcasting, Sr. Sub. Notes, Series B, 10.750%
                      due 5/15/06                                                257,500
   150,000  NR      Sullivan Broadcasting Inc., Sr. Sub. Notes, 10.250%
                      due 12/15/05                                               149,062
------------------------------------------------------------------------------------------
                                                                               1,371,880
------------------------------------------------------------------------------------------
Building Materials -- 0.9%
   100,000  BB      Cemex Notes, 12.750% due 7/15/06+                            107,750
   200,000  B       Intercity Products Corp., Sr. Secured Notes, 9.750%
                      due 3/1/00                                                 199,250
    25,000  BB-     Schuller International Group, Sr. Notes, 10.875%
                      due 12/15/04                                                27,625
   150,000  B+      Southdown Inc., Sr. Sub. Notes, Series B, 10.000%
                      due 3/1/06                                                 154,500
   150,000  B       Triangle Pacific Corp., Sr. Notes, 10.500%
                      due 8/1/03                                                 156,938
    50,000  CCC+    Waxman Industries, Sr. Secured Notes, Series B,
                      step bond to yield 12.973% due 6/1/04                       35,875
------------------------------------------------------------------------------------------
                                                                                 681,938
------------------------------------------------------------------------------------------
Business Services -- 0.1%
   100,000  B-      Pierce Leahy Corp., Sr. Sub. Notes, 11.125% due 7/15/06+     106,250
------------------------------------------------------------------------------------------
Casinos -- 2.6%
   175,000  B+      Alliance Gaming, Sr. Secured Notes, 12.875% due 6/30/03      180,688
   150,000  B+      Argosy Gaming, 1st Mortgage Notes, 13.250% due 3/15/04       145,125
    75,000  BB      Ballys Park Place Funding Inc., Guaranteed Mortgage Notes,
                      9.250% due 3/15/04                                          81,000
   180,000  B       Casino America Inc., 1st Mortgage Notes, 12.500%
                      due 8/1/03                                                 184,500
    45,000  B-      Casino Magic, 1st Mortgage Notes, 13.000%
                      due 8/15/03+                                                45,450
   150,000  B       Coast Hotels & Casinos Inc., 1st Mortgage Notes,
                      13.000% due 12/15/02                                       161,812
   200,000  NR      Colorado Gaming, Sr. Secured Notes, Payment-in-kind,
                      12.000% due 6/1/03                                         196,000
   150,000  BB      Empress River Casino Financial Corp., Guaranteed Sr. Notes,
                      10.750% due 4/1/02                                         160,313
    75,000  B       Fitzgerald Gaming Corp., Sr. Secured Notes, 13.000%
                      due 12/31/02                                                57,000
   175,000  BB-     Grand Casinos Inc., Guaranteed 1st Mortgage Notes,
                      10.125% due 12/1/03                                        172,156
    50,000  B+      Greath Bay Property Funding, 10.875% due 12/1/03              45,875
    25,000  B       Harvey Casinos, Sr. Sub. Notes, 10.625% due 6/1/06            26,000
   100,000  CCC     Lady Luck Gaming Financial Corp., Guaranteed
                      1st Mortgage Note, 11.875% due 3/1/01                       95,500

                       See Notes to Financial Statements.

18


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Casinos -- 2.6% (continued)
$   22,000  NR      Louisiana Casino Cruises, 1st Mortgage, 11.500%
                      due 12/1/98                                            $    21,285
   125,000  B-      Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                      13.500% due 11/15/02                                       160,000
    75,000  B-      PRT Funding, Sr. Notes, 11.625% due 4/15/04                   64,687
   150,000  B+      Trump Atlantic City Associates, 1st Mortgage Notes,
                      11.250% due 5/1/06                                         142,500
   115,000  B-      Trump Hotel Casino Resorts Funding, Sr. Secured Notes,
                      15.500% due 6/15/05                                        133,113
------------------------------------------------------------------------------------------
                                                                               2,073,004
------------------------------------------------------------------------------------------
Chemicals -- 1.6%
   125,000  BB-     Acetex Corp., Sr. Notes, 9.750% due 10/1/03                  123,125
   250,000  B+      Arcadian Partners LP, Sr. Notes, Series B, 10.750%
                      due 5/1/05                                                 275,938
    25,000  B-      Astor Corp., Sr. Sub. Notes, 10.500% due 10/15/06             25,063
    25,000  B-      Freedom Chemical, Sr. Sub. Notes, 10.625% due 10/15/06+       25,281
   125,000  B+      Harris Chemical, Sr. Secured Notes, 10.250% due 7/15/01      127,500
   200,000  B+      IMC Fertilizer, Sr. Debentures, 9.450% due 12/15/11          234,000
   200,000  B+      ISP Holding, Sr. Notes, 9.750% due 2/15/02                   206,500
   150,000  B       Magellan Health Services Inc., Sr. Sub. Notes, 11.250%
                      due 4/15/04                                                163,875
    25,000  BB-     Sifto Canada Inc., Guaranteed Secured Note, 8.500%
                      due 7/15/00                                                 24,906
    40,000  B+      Sterling Chemical Holdings, Sr. Secured Discount Notes,
                      step bond to yield 13.206% due 8/15/08                      23,900
    20,000  B       Texas Petrochemical, Sr. Sub. Notes, 11.125% due 7/1/06       21,200
------------------------------------------------------------------------------------------
                                                                               1,251,288
------------------------------------------------------------------------------------------
Computer Software Services -- 0.2%
   150,000  B-      Graphic Controls Corp., Sr. Sub. Notes,
                      12.000% due 9/15/05                                        162,750
------------------------------------------------------------------------------------------
Conglomerates -- 0.4%
    25,000  BB-     ADT Group Limited, Sr. Sub. Notes, 9.250% due 8/1/03          25,938
    20,000  B       Cliffs Drilling Co., Sr. Notes, Series B,
                      10.250% due 5/15/03                                         20,750
    20,000  B-      Iron Mountain Inc., Sr. Sub. Notes, 10.125% due 10/1/06       20,550
   150,000  NR      MacAndrews and Forbes Holdings Inc., Sub. Debentures,
                      13.000% due 3/1/99                                         151,312
    75,000  B       Mafco Inc., Sr. Sub. Notes, 11.875% due 11/15/02              79,875
------------------------------------------------------------------------------------------
                                                                                 298,425
------------------------------------------------------------------------------------------
Construction -- 0.2%
   150,000  B       NVR Inc., Sr. Notes, 11.000% due 4/15/03                     156,375
------------------------------------------------------------------------------------------
Consumer Products -- 0.9%
   150,000  B+      Coty Inc., Guaranteed Sr. Sub. Notes, 10.250% due 5/1/05     160,125
    90,000  BB-     Ekco Group Inc., Sr. Notes, 9.250% due 4/1/06                 84,600
   200,000  B       Herff Jones Inc., Sr. Sub. Notes, 11.000% due 8/15/05        212,500
   255,000  A       International Semi-Tech., Sr. Secured Discount Notes,
                      step bond to yield 13.332% due 8/15/03                     157,462
    35,000  B-      Remington Product Co., Sr. Sub. Notes,
                      11.000% due 5/15/06+                                        35,350
    80,000  B-      Selmer Co. Inc., Sr. Sub. Notes, 11.000% due 5/15/05          85,400
------------------------------------------------------------------------------------------
                                                                                 735,437
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                              19


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                           PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Consumer Services -- 0.1%
$   52,000  B+      Coinmach Corp., Sr. Notes, 11.750% due 11/15/05          $    55,510
    20,000  B-      E&S Holdings Corp., Sr. Sub. Notes, 10.375% due 10/1/06+      20,525
------------------------------------------------------------------------------------------
                                                                                  76,035
------------------------------------------------------------------------------------------
Containers -- 0.1%
    55,000  CCC     Ivex Holdings Corp., Sr. Sub. Notes, step bond to yield
                      11.011% due 3/15/05                                         39,600
    25,000  B       US Can Corp., Sr. Sub. Notes, 10.125% due 10/15/06+           25,813
------------------------------------------------------------------------------------------
                                                                                  65,413
------------------------------------------------------------------------------------------
Defense -- 0.3%
   200,000  B       Alliant Techsystems Inc., Sr. Sub. Notes,
                      11.750% due 3/1/03                                         219,500
------------------------------------------------------------------------------------------
Electronics -- 0.0%
    20,000  B       Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06+                20,350
------------------------------------------------------------------------------------------
Entertainment -- 1.5%
   175,000  NR      Act III, Sr. Sub. Notes, 11.875% due 2/1/03                  190,313
                    Chelsea Piers Funding Corp.:
     5,000  NR        Discount Notes, Class B, step bond to yield 11.000%
                        due 6/15/09                                                4,675
    50,000  NR        1st Mortgage Discount Notes, 12.500% due 6/15/04            46,750
    85,000  B+      Cinemark USA Inc., Sr. Notes, 12.000% due 6/1/02              85,000
   100,000  BB      Players International Inc., Sr. Notes, 10.875% due 4/15/05    99,250
   150,000  B+      Premier Parks, Sr. Notes, 12.000% due 8/15/03                162,000
   250,000  B       Six Flags, Sr. Sub. Discount Notes, Series A, step bond to
                      yield 7.958% due 6/15/05                                   226,250
                    Time Warner Inc., Notes:
    15,000  BBB-      8.110% due 8/15/06                                          15,506
   115,000  BBB-      8.180% due 8/15/07                                         119,169
   275,000  BB-     Viacom Inc., Sub. Debentures Exchangeable,
                      8.000% due 7/7/06                                          259,187
------------------------------------------------------------------------------------------
                                                                               1,208,100
------------------------------------------------------------------------------------------
Financial Services -- 1.6%
    50,000  BB      AIM Management Group, Sr. Notes, 9.000% due 11/15/03          52,000
    40,000  BB-     Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03          40,500
    75,000  BB+     Centerbank, Sub. Notes, 8.375% due 10/1/02                    80,063
   200,000  B       Chevy Chase Savings Bank, Sub. Notes, 9.250% due 12/1/05     209,500
    55,000  BB+     Conti Financial Corp., Sr. Notes, 8.375% due 8/15/03          55,894
    45,000  B2*     Intertek Finance Inc., Sr. Sub. Notes, 10.250 due 11/1/06     45,000
   185,000  BB-     Keystone Group Inc., Sr. Note, 9.750% due 9/1/03             198,412
    25,000  B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03             26,625
    30,000  BB      Olympic Financial Ltd., Sr. Notes, 13.000% due 5/1/00         33,150
    24,254  NR      PSF Finance LP, Sr. Secured Notes, Payment-in-kind,
                      12.250% due 9/17/03                                         24,618

                       See Notes to Financial Statements.

20


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Financial Services -- 1.6% (continued)
$  150,000  BB+     Tanger PPTYS Ltd. Partnership, Guaranteed Notes,
                      8.750% due 3/11/01                                     $   145,688
   300,000  BB      Van Kampen Merrit, Sr. Secured Notes, 9.750% due 2/15/03     322,125
------------------------------------------------------------------------------------------
                                                                               1,233,575
------------------------------------------------------------------------------------------
Foods -- 0.3%
   200,000  B+      Chiquita Brands, Sr. Notes, 9.625% due 1/15/04               204,750
    50,000  NR      FRD Acquisition, Sr. Notes, 12.500% due 7/15/04               50,750
------------------------------------------------------------------------------------------
                                                                                 255,500
------------------------------------------------------------------------------------------
Gas/Oil Exploration -- 1.2%
   100,000  B       Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03          109,750
    50,000  B+      Chesapeake Energy Corp., Sr. Notes, 9.125% due 4/15/06        50,625
   275,000  AAA     Flores & Rucks, Sr. Sub. Notes, 9.750% due 10/1/06           282,563
    40,000  B-      Kelley Oil & Gas Corp., Sr. Sub. Notes,
                      10.375% due 10/15/06                                        40,150
   150,000  BB-     Maxus Energy Corp., Notes, 9.500% due 2/15/02                151,125
   150,000  BB-     Trans Texas Gas, Sr. Notes, 11.500% due 6/15/02              158,250
    70,000  CCC+    Transamerican Refinery, Guaranteed 1st Mortgage Discount
                      Notes, step bond to yield 18.268% due 2/15/02               52,500
    25,000  BBB-    Transcontinental Gas Pipeline, Debentures,
                      9.125% due 2/1/17                                           26,218
   100,000  B+      Triton Energy, Sr. Sub. Discount Notes, step bond to yield
                      8.677% due 12/15/00                                        101,750
------------------------------------------------------------------------------------------
                                                                                 972,931
------------------------------------------------------------------------------------------
Healthcare Services -- 1.2%
    65,000  BBB+    Columbia/HCA Healthcare, Term Notes, 7.580% due 9/15/25       65,975
   100,000  B       Dade International Inc., Sr. Sub. Notes,
                      11.125% due 8/1/06+                                        106,500
   120,000  B       Genesis Health Ventures, Sr. Sub. Notes,
                      9.250% due 10/10/06                                        120,000
   100,000  B       Integrated Health Services, Sr. Sub. Notes, Series A, 9.625%
                      due 5/31/02                                                101,000
   150,000  B-      Ivac Corp., Sr. Notes, 9.250% due 12/1/02                    157,500
    70,000  B       Paracelsus Healthcare Corp., Sr. Sub. Notes,
                      9.875% due 10/15/03                                         65,800
   100,000  B+      Quorum Health Group, Sr. Sub. Notes, 8.750% due 11/1/05      100,750
                    Tenet Healthcare Corp., Sr. Notes:
    50,000  BB-       9.625% due 9/1/02                                           54,875
   100,000  B+        10.125% due 3/1/05                                         110,000
   100,000  B3*     Wright Medical Technology Inc., Sr. Sub. Notes,
                      10.750% due 7/1/00                                          99,250
------------------------------------------------------------------------------------------
                                                                                 981,650
------------------------------------------------------------------------------------------
Hotels -- 0.9%
    25,000    B     Eldorado Resorts LLC, Sr. Sub. Notes, 10.500% due 8/15/06+    26,312
   135,000  BB-     HMH Properties Inc., Sr. Notes, 9.500% due 5/15/05           136,350
   275,000  BB-     Host Marriot Travel Plazas Inc., Sr. Secured Notes,
                      Series B, 9.500% due 5/15/05                               277,750

                       See Notes to Financial Statements.

                                                                              21


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                    PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Hotels -- 0.9% (continued)
$   15,000  BB-     John Q. Hammons Hotels LP, 1st Mortgage Notes,
                      8.875% due 2/15/04                                     $    14,625
   140,000  B-      Presley Companies Delaware, Sr. Notes, 12.500% due 7/1/01    136,500
   150,000  BB-     Scotsman Group, Sr. Notes, 9.500% due 12/15/00               151,875
------------------------------------------------------------------------------------------
                                                                                 743,412
------------------------------------------------------------------------------------------
Industrial Goods & Services -- 0.1%
    50,000  B-      Merit Behavioral Care Corp., Sr. Sub. Notes,
                      11.500% due 11/15/05                                        52,438
------------------------------------------------------------------------------------------
Insurance -- 0.5%
   150,000  B-      American Life Holdings, Sr. Sub. Notes, 11.250% due
                      9/15/04                                                    170,063
    30,000  BBB     Outsourcing Solutions, Sr. Sub. Notes, 11.000% due
                      11/1/06                                                     30,000
                    Reliance Group Holdings Inc., Sr. Sub. Debentures:
   148,000  BB+       9.000% due 11/15/00                                        151,700
    35,000  BB-       9.750% due 11/15/03                                         35,962
------------------------------------------------------------------------------------------
                                                                                 387,725
------------------------------------------------------------------------------------------
Manufacturing-Communications -- 0.0%
    30,000  B+      Amphenol Corp., Sr. Sub. Notes, 12.750% due 12/15/02          33,150
------------------------------------------------------------------------------------------
Media-Cable -- 4.3%
                    Adelphia Communications Corp., Sr. Notes:
   125,000  B         12.500% due 5/15/02                                        125,000
    77,751  B         Series B, 9.500% due 2/15/04                                68,421
   150,000  B       Affinity Group, Sr. Sub. Notes, 11.500% due 10/15/03         155,813
   150,000  B       American Media Operation Inc., Sr. Sub. Notes,
                      11.625% due 11/15/04                                       150,937
                    American Telecasting Inc., Sr. Discount Notes:
    70,000  CCC       Step bond to yield 12.050% due 6/15/04                      49,700
   202,000  CCC+      Step bond to yield 12.220% due 8/15/05                     123,725
                    Cablevision Systems Corp., Sr. Sub. Debentures:
    25,000  B         9.875% due 2/15/13                                          23,625
   100,000  B         10.500% due 5/15/16                                         97,500
   150,000  B         9.875% due 4/1/23                                          139,125
   140,000  BB-     Century Communications Corp., Sr. Notes, 9.500% due 3/1/05   135,450
    35,000  BB+     CF Cable Television Inc., Sr. Notes, 11.625% due 2/15/05      39,112
   100,000  B-      Chancellor Broadcasting, Sr. Sub. Notes, 9.375% due 10/1/04   98,250
   250,000  B       Charter Communications Southeast, Secured Debentures,
                      step bond to yield 14.000% due 3/15/07                     151,250
   250,000  B+      Comcast Corp., Sr. Sub. Notes, 9.500% due 1/15/08            248,750
   200,000  B3*     Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03+     206,500
    61,940  NR      Falcon Holdings Group Inc., Sr. Sub. Notes, Series B,
                      11.000% due 9/15/03                                         56,365
    30,000  B       Frontiervision, Sr. Sub. Notes, 11.000% due 10/15/06          29,850

                       See Notes to Financial Statements.


22


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Media-Cable -- 4.3% (continued)
$   25,000  B       Heartland Wireless Communication Inc. Sr. Notes,
                      13.000% due 4/15/03                                    $    26,875
   125,000  B-      Intermedia Communications, Sr. Notes, Series B,
                      13.500% due 6/1/05                                         142,813
   360,000  B-      International Cabletel Inc., Sr. Deferred Notes, Series
                      A, step bond to yield 11.580% due 2/1/06                   218,700
    20,000  B       JCAC, Inc., Sr. Sub. Notes, 10.125% due 6/15/06               20,350
   125,000  BB      Jones Intercable Inc., Sr. Sub. Notes, 9.625% due 3/15/02    127,500
    25,000  BB-     K-III Communications Corp., Sr. Notes, 10.250% due 6/1/04     26,000
   150,000  BB+     Lenfest Communications, Sr. Notes, 8.375% due 11/1/05        137,250
                    Marcus Cable Operating Co., Sr. Discount Notes:
   100,000  B+        Step bond to yield 12.664% due 8/1/04                       75,000
   100,000  B         Step bond to yield 11.574% due 12/15/05                     66,500
    50,000  BBB-    Telecommunications Inc., Notes, 9.250% due 1/15/23            47,000
   370,000  BB      Telewest PLC, Sr. Discount Debentures, step bond to yield
                      11.246% due 10/1/07                                        237,263
   220,000  B3*     UIH Australia, Sr. Discount Notes, Series B, step bond to
                      yield 14.000% due 5/15/06                                  114,950
   145,000  B+      Videotron Holdings PLC, Sr. Discount Notes, step bond to
                      yield 10.361% due 8/15/05                                  105,306
                    Wireless One Inc., Sr. Notes:
   100,000  B-        13.000% due 10/15/03                                       103,500
   145,000  B         Step bond to yield 13.500% due 8/1/06                       76,487
------------------------------------------------------------------------------------------
                                                                               3,424,867
------------------------------------------------------------------------------------------
Metals -- 0.6%
   150,000  BB-     Great Lakes Carbon Corp., Sr. Secured Notes,
                      10.000% due 1/1/06                                         157,500
    30,000  B       Renco Metals, Inc., Sr. Notes, 11.500% due 7/1/03             31,500
    45,000  B-      Royal Oak Mines, Inc., Sr. Sub. Notes, 11.000% due
                      8/15/06+                                                    45,337
   100,000  B+      UCAR Global Enterprises, Sr. Sub. Notes, 12.000% due
                      1/15/05                                                    115,500
   100,000  B       Weirton Steel Corp., Sr. Notes, 11.375% due 7/1/04           100,500
------------------------------------------------------------------------------------------
                                                                                 450,337
------------------------------------------------------------------------------------------
Miscellaneous -- 0.5%
   130,000  B-      Day International Group Inc., Sr. Sub. Notes,
                      11.125% due 6/1/05                                         133,900
    50,000  B-      Integrated Device Technology Inc., Sub. Notes,
                      5.500% due 6/10/02                                          40,438
   110,000  NR      Interact Systems, Sr. Discount Notes, step bond to
                      yield 14.000% due 8/10/03+                                  74,800
    15,000  B       Mettler Toledo Inc., Sr. Sub. Notes, 9.750% due 10/1/06       15,338
    30,000  BB      National Semiconductor, Convertible Debentures,
                      6.500% due 10/1/02+                                         28,312
    80,000  B+      Unysis Corp., Sr. Notes, 11.750% due 10/15/04                 82,000
    50,000  B       Vlsi Technology, Sub. Notes, 8.250% due 10/1/05               48,000
------------------------------------------------------------------------------------------
                                                                                 422,788
------------------------------------------------------------------------------------------
Paper Packaging/Products -- 1.6%
   100,000  BB      APP International Finance Co., Guaranteed Secured Notes,
                      11.750% due 10/1/05                                        104,750

                       See Notes to Financial Statements.

                                                                              23


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Paper Packaging/Products -- 1.6% (continued)
                    Domtar, Inc.:
$   60,000  BB+       Debentures, 9.500% due 8/1/16                          $    61,950
    25,000  BB+       Sr. Notes, 8.750% due 8/1/06                                25,375
   105,000  B3*     Florida Coast Paper, 1st Mortgage Notes,
                      12.750% due 6/1/03                                         111,562
    75,000  B       Gaylord Container Corp., Sr. Notes, 11.500% due 5/15/01       79,688
   200,000  B-      Ivex Packaging, Sr. Sub. Notes, 12.500% due 12/15/02         213,500
                    Printpack Inc., Sr. Notes, Series A:
    30,000  BB-       9.875% due 8/15/04+                                         30,900
    15,000  B+        10.625% due 8/15/06+                                        15,487
    50,000          Rainy River Forest, Sr. Secured Notes,
                      10.750% due 10/15/01                                        54,000
   175,000  B+      Repap New Brunswick, Sr. Secured Notes,
                      10.625% due 4/15/05                                        178,063
                    Riverwood International:
    50,000  B         Sr. Notes, 10.250% due 4/1/06                               48,375
   200,000  B         Sr. Sub. Notes, 10.875% due 4/1/08                         184,000
   150,000  B+      Stone Consolidated Corp., Sr. Secured Notes,
                      10.250% due 12/15/00                                       159,000
    25,000  B+      Stone Container Corp., Sr. Sub. Notes,
                      11.500% due 10/1/04                                         26,250
------------------------------------------------------------------------------------------
                                                                               1,292,900
------------------------------------------------------------------------------------------
Plastics -- 0.2%
    85,000  B+      Key Plastics, Sr. Notes, 14.000% due 11/15/99                 87,125
    75,000  B+      Owens Illinois Inc., Sr. Sub. Notes, 9.750% due 8/15/04       77,437
------------------------------------------------------------------------------------------
                                                                                 164,562
------------------------------------------------------------------------------------------
Publishing -- 0.2%
    50,000  B       Marvel Holdings, zero coupon bond to yield
                      14.032% due 4/15/98                                         21,125
   250,000  B       Marvel Parent Holdings, Sr. Secured Discount Notes,
                      zero coupon bond to yield 13.452% due 4/15/98              100,000
    25,000  BB-     World Color Press Inc., Sr. Sub. Notes, 9.125% due 3/15/03    24,844
------------------------------------------------------------------------------------------
                                                                                 145,969
------------------------------------------------------------------------------------------
Recreation -- 0.1%
    25,000  B       Adams Outdoor Advertising Ltd., Sr. Notes,
                      10.750% due 3/15/06                                         26,062
    20,000  B       Cobblestone Golf Group, Sr. Notes, 11.500% due 6/1/03+        20,650
    35,000  B-      Cobblestone Holdings, Sr. Notes, Series A,
                      zero coupon bond to yield 14.377% due 6/1/04+               13,125
------------------------------------------------------------------------------------------
                                                                                  59,837
------------------------------------------------------------------------------------------
 Retailers -- 2.5%
   225,000  B       Brylane LP/Brylane Cap. Corp., Sr. Sub. Notes A,
                      10.000% due 9/1/03                                         229,500
   190,000  B       Corporate Express, Sr. Sub. Notes, 9.125% due 3/15/04        190,475
   175,000  BB      Federated Department Stores Inc., Sr. Notes, 8.125%
                      due 10/15/02                                               179,813
   210,000  B       Finlay Fine Jewelry, Sr. Notes, 10.625% due 5/1/03           213,150
    40,000  B       Genesco Inc., Sr. Notes, 10.375% due 2/1/03                   40,550

                       See Notes to Financial Statements.

24


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Retailers -- 2.5% (continued)
$   25,000  B       Guitar Center Management, Sr. Notes, 11.000% due 7/1/06+ $    26,312
    55,000  B       Loehmann's Inc., Sr. Sub. Notes, 11.875% due 5/15/03          58,575
   150,000  B+      Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05             159,750
   150,000  B-      Phar-Mor, Inc., Sr. Notes, 11.720% due 9/11/02               156,562
    25,000  B-      Rayovac, Sr. Sub. Notes, 10.250% due 11/10/06+                25,375
   350,000  BB+     Southland Corp., First Priority, Sr. Sub. Debentures,
                      5.000% due 12/15/03                                        280,875
   170,000  BB-     Tultex Corp., Sr. Notes, 10.625% due 3/15/05                 181,900
    50,000  B-      United Stationers Supply, Sr. Sub. Notes,
                      12.750% due 5/1/05                                          54,625
   150,000  BB-     Waban Inc., Sr. Sub. Notes, 11.000% due 5/15/04              157,875
------------------------------------------------------------------------------------------
                                                                               1,955,337
------------------------------------------------------------------------------------------
Supermarkets -- 0.4%
   100,000  BB-     Fleming Co. Inc., Sr. Notes, 10.625% due 12/15/01             99,500
   250,000  NR      Pagemart Nationwide Inc., Sr. Discount Notes,
                      step bond to yield 12.591% due 2/1/05                      169,375
    30,000  BB+     Stop & Shop Cos. Inc., New Sr. Sub. Notes,
                      9.750% due 2/1/02                                           31,875
------------------------------------------------------------------------------------------
                                                                                 300,750
------------------------------------------------------------------------------------------
Telecommunications -- 4.8%
   100,000  CCC+    A+ Network, Inc., Sr. Sub. Notes, 11.875% due 11/1/05        100,500
   200,000  B+      Benedek Communications, Sr. Notes, step bond to
                      yield 13.250% due 5/15/06                                  114,500
   250,000  NR      Brooks Fiber Properties Inc., Sr. Discount Notes,
                      step bond to yield 10.379% due 3/1/06                      146,563
   250,000  B+      Callnet Enterprises Inc., Sr. Discount Notes, step
                      bond coupon bond to yield 11.462% due 12/1/04              194,375
     3,000  NR      Celcaribe SA Unit, Sr. Secured Notes, step bond to
                      yield 9.611% due 3/15/04                                    32,700
   100,000  CCC     Cellular Inc., Sr. Sub. Notes, step bond to
                      yield 11.038% due 9/1/03                                    84,000
   215,000  B3*     Cencall Communication Corp., Sr. Discount Notes,
                      step bond to yield 13.800% due 1/15/04                     138,137
    20,000  NR      GST Unit Telecommunications Inc., Sr. Sub. Discount Notes,
                      step bond to yield 14.752% due 12/15/05                     18,600
   360,000  NR      GST USA Inc., Sr. Discount Exchangeable Notes, step
                      bond to yield 14.606% due 12/15/05                         205,200
    15,000  B-      Gray Communications Systems, Sr. Sub. Notes, 10.625%
                      due 10/1/06                                                 15,300
    95,000  NR      Hyperion Telecommunications Inc., Sr. Discount Notes,
                      step bond to yield 13.000% due 4/15/03                      54,387
                    Intelcom Group Inc., Sr. Discount Notes:
   200,000  NR        Step bond to yield 13.236% due 9/15/05                     135,000
   200,000  NR        Step bond to yield 12.500% due 5/1/06                      121,500

                       See Notes to Financial Statements.

                                                                              25


================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================
                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Telecommunications -- 4.8% (continued)
$   45,000  NR      International Wireless Unit, Sr. Secured Discount Notes,
                      zero coupon bond to yield 18.287% due 8/15/01          $    24,637
                    MFS Communications Inc., Sr. Discount Notes,:
   150,000  B         Step bond to yield 8.993% due 1/15/04                      127,500
   200,000  B         Step bond to yield 9.370% due 1/15/06                      142,000
   180,000  B-      Metrocall Inc., Sr. Sub. Notes, 10.375% due 10/1/07          150,300
   135,000  BB-     Millicom International Cellular, Sr. Sub. Discount Notes,
                      13.500% due 6/1/06+                                         76,950
   125,000  BB-     Mobile Telecom, Sr. Notes, 13.500% due 12/15/02              127,188
   125,000  B-      Mobilemedia Corp., Sr. Sub. Notes, 9.375% due 11/1/07         72,500
                    Nextel Communications Inc., Sr. Discount Notes:
   400,000  CCC+      Step bond to yield 14.041% due 9/1/98                      292,000
   375,000  CCC+      Step bond to yield 9.750% due 8/15/04                      239,062
   100,000  NR      Nextlink Communications LLC, Sr. Discount Notes,
                      12.500% due 4/15/06                                        102,250
   190,000  CCC+    Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06+             194,275
    60,000  B-      Orbcomm Global, Sr. Notes, 14.000% due 8/15/04+               61,050
    95,000  B       Paging Network Inc., Sr. Sub. Notes, 10.000% due 10/15/03     94,525
    76,000  B3*     Pricellular Wire, Convertible Debenture,
                      10.750% due 8/15/04                                         72,200
   175,000  CCC+    Pricellular Wireless Corp., Sr. Sub. Discount Exchange
                     Notes, step bond to yield 12.875% due 11/15/01              157,281
    25,000  BB-     Roger Communications Inc., Sr. Debentures,
                      10.875% due 4/15/04                                         25,750
   100,000  BB-     Rogers Cantel, Debenture, 9.375% due 6/1/08                  101,000
    25,000  CCC+    Sygnet Wireless, Sr. Notes, 11.500% due 10/1/06               25,188
   350,000  B       Teleport Communications, Sr. Discount Notes, step
                      bond to yield 11.010% due 7/1/07                           225,750
   300,000  NR      Winstar Communications, Sr. Sub. Discount Notes,
                      step bond to yield 12.327% due 10/15/05+                   189,000
------------------------------------------------------------------------------------------
                                                                               3,861,168
------------------------------------------------------------------------------------------
Telephone -- 0.5%
                    Diamond Cable Communications PLC, Sr. Discount Notes:
   100,000  CCC-      Step bond to yield 10.920% due 9/30/04                      79,500
   225,000  B-        Step bond to yield 11.468% due 12/15/05                    147,938
    75,000  B+      Fonorola Inc., Sr. Notes, 12.500% due 8/15/02                 81,750
   180,000  B-      Intercel Inc., Sr. Discount Notes, step bond to yield
                      12.000% due 5/1/06                                          99,900
------------------------------------------------------------------------------------------
                                                                                 409,088
------------------------------------------------------------------------------------------
Textiles -- 0.3%
   200,000  BB-     Guess Jeans Inc., 9.500% due 8/15/03                         204,000
    70,000  BB      Polysindo International Finance, 11.375% due 6/15/06          74,375
------------------------------------------------------------------------------------------
                                                                                 278,375
------------------------------------------------------------------------------------------
Transportation -- 0.1%
   100,000  BB-     Eletson Holdings, Inc., First Preferred Mortgage Notes,
                      9.250% due 11/15/03                                         98,250
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

26


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT   RATING                SECURITY                                       VALUE
=========================================================================================
Utility-Electric -- 1.2%
$   15,000  B       Costilla Energy, Sr. Sub. Notes, 10.250% due 10/1/06     $    14,963
    72,000  B       First PV Funding Corp., Lease Obligation Bond Series 86B,
                      10.150% due 7/1/23                                          76,680
    45,000  B       Forcenergy Inc., Sr. Sub Notes, 9.500% due 11/1/06            45,000
    20,000  NR      Hidro Pierda Aguila, Bonds, 10.625% due 10/9/01               19,975
   150,000  BB+     Long Island Lighting Co., Debenture, 9.000% due 11/1/22      150,375
    20,174  B+      Midland Funding Corp. I, Sr. Secured Lease Obligation
                      Bond, Series C-91, 10.330% due 7/23/02                      21,435
                    Midland Funding Corp. II, Sub. Secured Lease Obligation
                       Bond:
   115,000  B-        Series A, 11.750% due 7/23/05                              125,638
    75,000  B-        Series B, 13.250% due 7/23/05                               85,687
                    Niagara Mohawk Power:
   100,000  BB-       1st Mortgage Notes, 5.875% due 9/1/02                       87,875
   100,000  BBB-      1st Mortgage Notes, 6.875% due 9/1/02                       94,250
   150,000  B+        Medium Term Notes, 9.990% due 5/11/04                      139,687
   100,000  B       Texas New Mexico Power, Secured Debentures,
                      12.500% due 1/15/99                                        109,000
------------------------------------------------------------------------------------------
                                                                                 970,565
------------------------------------------------------------------------------------------
                    TOTAL CORPORATE DEBENTURES
                    (Cost -- $29,096,659)                                     29,444,732
------------------------------------------------------------------------------------------

   SHARES                         SECURITY                              VALUE
==========================================================================================
PREFERRED STOCKS -- 1.1%
       278          Cablevision System Corp., Series G+                           26,688
     1,570          Cablevision System Corp., Series L, Payment-in-Kind          143,655
     1,626          El Paso Electric Co., Series A, Payment-in-kind              175,653
     1,250          Granite Broadcasting                                          74,687
     1,634          K-III Communications Corp., Series B, Payment-in-kind        161,739
       105          Paxson Communications Corp.                                  100,275
       825          SD Warren, Convertible 14.000%                                29,700
       850          SD Warren, Holding Corp.                                      24,650
       172          Time Warner Inc.+                                            181,890
------------------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost-- $920,356)                                            918,937
------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.1%
       500          Cablevision Systems Corp.                                     15,563
        35          Cobblestone Holdings Inc.                                        700
     1,325          Grand Union Co.                                                8,944
     2,202          Premium Standard Farms                                        37,443
------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost-- $133,377)                                             62,650
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                              27


========================================================================================
 Schedules of Investments (continued)                           October 31, 1996
========================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO
SHARES                            SECURITY                                       VALUE
========================================================================================
Warrants -- 0.0%
       150          Heartland Wireless Communications Inc., Expire 4/26/00   $       750
        95          Hyperion Communications Inc., Expire 4/1/01                    4,275
       495          Intelcom Group Inc., Expire 9/15/05                            7,673
       125          Intermedia Communications Inc., Expire 6/1/00                  6,250
        75          Louisiana Casino Cruises, Expire 12/1/98                           1
       201          Petracomm Holdings, Expire 8/1/05+                             1,432
       221          President Riverboat Casinos Inc., Expire 9/30/99                 155
        85          SD Warren Holdings Corp., Series B, Expire 12/15/06            1,105
        40          Sterling Chemical Holdings, Expire 8/15/08                     1,300
       700          Terex Corp., Appreciation Rights, Expire 5/15/02               1,400
       300          Wireless One Inc., Expire 10/15/03                             2,100
----------------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost -- $8,429)                                              26,441
========================================================================================
                    TOTAL HIGH YIELD SECTOR
                    (Cost -- $30,158,821)                                     30,452,760
========================================================================================
   FACE
  AMOUNT(a)                       SECURITY                                       VALUE
========================================================================================
INTERNATIONAL SECTOR -- 25.6%
========================================================================================
FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS -- 25.3%
Argentina -- 0.9%
   874,160          Republic of Argentina, 6.625% due 3/31/05                    721,733
----------------------------------------------------------------------------------------
Australia -- 1.6%
                    Australian Government:
   685,000            7.000% due 4/15/00++                                       546,705
   865,000            9.500% due 8/15/03++                                       769,278
----------------------------------------------------------------------------------------
                                                                               1,315,983
----------------------------------------------------------------------------------------
Canada -- 2.9%
                    Canadian Government:
 1,538,000            8.750% due 12/1/05                                       1,335,242
   705,000            7.000% due 12/1/06++                                       547,767
   465,000            9.000% due 6/1/25++                                        427,290
----------------------------------------------------------------------------------------
                                                                               2,310,299
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

28


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
   AMOUNT(a)                      SECURITY                                       VALUE
=========================================================================================
Denmark -- 2.6%
                    Danish Government:
    2,730,000         9.000% due 11/15/00++                                  $   530,818
    5,425,000         8.000% due 5/15/03++                                     1,019,451
    3,110,000         7.000% due 12/15/04++                                      549,264
------------------------------------------------------------------------------------------
                                                                               2,099,533
------------------------------------------------------------------------------------------
France -- 3.0%
                    French BTAN Treasury Bill:
    6,385,000         4.500% due 10/12/98++                                    1,265,200
    4,030,000         7.000% due 10/12/00++                                      855,355
    1,550,000       France O.A.T., 6.000% due 10/25/25++                         271,847
------------------------------------------------------------------------------------------
                                                                               2,392,402
------------------------------------------------------------------------------------------
Germany -- 3.1%
    1,600,000       Bundesobligation, 5.250% due 2/21/01++                     1,078,826
                    Deutsche Republic:
      240,000         6.875% due 5/12/05++                                       168,168
      585,000         6.250% due 4/26/06++                                       393,479
    1,207,000       Treuhandanstalt, 7.125% due 1/29/03++                        865,846
------------------------------------------------------------------------------------------
                                                                               2,506,319
------------------------------------------------------------------------------------------
Great Britain -- 4.9%
                    United Kingdom Treasury:
      150,000         9.000% due 3/3/00                                          258,305
      430,000         9.750% due 8/27/02                                         777,016
      165,000         6.750% due 11/26/04++                                      256,259
    1,110,000         7.750% due 9/8/06                                        1,818,255
      455,000         8.500% due 7/16/07                                         784,219
------------------------------------------------------------------------------------------
                                                                               3,894,054
------------------------------------------------------------------------------------------
Italy -- 2.4%
                    Italian Government:
1,960,000,000         9.500% due 2/1/99++                                      1,357,853
  775,000,000         9.500% due 2/1/01++                                        549,581
------------------------------------------------------------------------------------------
                                                                               1,907,434
------------------------------------------------------------------------------------------
Mexico -- 0.9%
      840,000       Mexico Discount, Brady Floater Bond, 6.609% due 12/31/19     690,375
------------------------------------------------------------------------------------------
Russia -- 1.5%
    1,631,000       Russian Loan, Participating Note                           1,192,669
------------------------------------------------------------------------------------------
Spain -- 0.4%
   37,700,000       Spanish Government, 10.100% due 2/28/01++                    329,045
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                              29


========================================================================================
Schedules of Investments (continued)                                    October 31, 1996
========================================================================================
                        PUTNAM DIVERSIFIED INCOME PORTFOLIO
    FACE
   AMOUNT(a)                      SECURITY                                       VALUE
========================================================================================
Sweden -- 1.1%
 5,000,000          Swedish Government, 10.250% due 5/5/00++                 $   860,462
----------------------------------------------------------------------------------------
                    TOTAL FOREIGN GOVERNMENT
                    AGENCIES & OBLIGATIONS
                    (Cost -- $19,798,770)                                     20,220,308
========================================================================================
  SHARES                          SECURITY                                       VALUE
========================================================================================
CALL OPTION -- 0.3%
300,000,000         Japan Government Bond Future, Call @ 117.50,
                    Expire 11/29/96
                    (Cost -- $119,881)                                           210,037
========================================================================================
                    TOTAL INTERNATIONAL SECTOR
                    (Cost -- $19,918,651)                                     20,430,345
========================================================================================

   FACE
  AMOUNT                          SECURITY                                       VALUE
========================================================================================
REPURCHASE AGREEMENT -- 4.7%
 $3,769,000         Morgan Stanley, 5.520% due 11/1/96; Proceeds at maturity--
                    3,769,578; Fully collateralized by U.S. Treasury Bonds,
                    7.625% due 11/15/22; (Market value -- $3,809,993)
                    (Cost -- $3,769,000)                                       3,769,000
========================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $78,734,235**)                                  $79,882,976
========================================================================================


(a)  Represents local currency.
+ Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
+++  Security issued with attached warrants.
++   Security segregated by Custodian for forward exchange contracts.
** Aggregate cost for Federal income tax purposes is substantially the same. See page 31 for description of bond ratings.


                       See Notes to Financial Statements.

30


================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc.("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B       --  Bonds rated "B" have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC     --  Bonds rated "CCC" are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Moody's --  Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --  Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      --  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa     --  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      --  Bonds which are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       --  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     --  Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR      --  Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


                                                                              31


================================================================================
 Statements of Assets and Liabilities                           October 31, 1996
================================================================================

                                                                       Putnam
                                                    Smith Barney     Diversified
                                                     High Income       Income
                                                      Portfolio       Portfolio
================================================================================
ASSETS:
  Investments, at value (Cost -- $66,538,843 and
    $78,734,235, respectively)                      $67,227,793     $79,882,976
  Cash                                                      215          73,913
  Dividends and interest receivable                   1,059,382       1,483,836
  Receivable for Fund shares sold                        66,982          89,275
  Receivable for closed foreign currency exchange
    contracts                                              --           394,544
  Receivable for securities sold                           --         3,698,883
  Other receivables                                        --             4,785
--------------------------------------------------------------------------------
  Total Assets                                       68,354,372      85,628,212
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                    2,200,000       4,013,342
  Management fees payable                               187,804          50,169
  Payable for closed foreign currency exchange
    contracts                                              --           225,126
  Payable for open foreign currency exchange
    contracts                                              --           209,772
  Accrued expenses                                       11,644          53,809
--------------------------------------------------------------------------------
  Total Liabilities                                   2,399,448       4,552,218
--------------------------------------------------------------------------------
Total Net Assets                                    $65,954,924     $81,075,994
================================================================================
NET ASSETS:
  Par value of capital shares                      $         55    $         68
  Capital paid in excess of par value                61,061,423      75,293,320
  Undistributed net investment income                 3,902,810       4,128,520
  Accumulated net realized gain from security
    transactions                                        301,686         717,642
  Net unrealized appreciation of investments
    and foreign currencies                              688,950         936,444
--------------------------------------------------------------------------------
Total Net Assets                                    $65,954,924     $81,075,994
================================================================================
Shares Outstanding                                    5,456,231       6,760,751
--------------------------------------------------------------------------------
Net Asset Value                                          $12.09          $11.99
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.



32


================================================================================
 Statements of Operations                    For the Year Ended October 31, 1996
================================================================================

                                                                       Putnam
                                                    Smith Barney     Diversified
                                                     High Income       Income
                                                      Portfolio       Portfolio
================================================================================
INVESTMENT INCOME:
  Interest                                          $4,524,159       $4,858,751
  Dividends                                            141,253           46,727
  Less: Foreign withholding tax                            --            (6,272)
--------------------------------------------------------------------------------
  Total Investment Income                            4,665,412        4,899,206
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                             262,657          428,803
  Shareholder communications                            22,000           23,400
  Audit and legal                                       16,000           14,000
  Registration fees                                     14,500           20,000
  Pricing service fees                                  12,000           20,000
  Directors' fees                                        9,300            6,000
  Shareholder and system servicing fees                  7,000            6,000
  Custody                                                4,800           31,000
  Other                                                 21,886              469
--------------------------------------------------------------------------------
  Total Expenses                                       370,143          549,672
--------------------------------------------------------------------------------
Net Investment Income                                4,295,269        4,349,534
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 4 AND 5):
  Realized Gain (Loss) From:
    Securities transactions (excluding
      short-term securities)                           321,805          619,451
    Options purchased                                       --           98,527
    Foreign currency transactions                        3,363          (97,847)
--------------------------------------------------------------------------------
  Net Realized Gain                                    325,168          620,131
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
    Investments and Foreign Currencies:
      Beginning of year                                365,931          472,261
      End of year                                      688,950          936,444
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation              323,019          464,183
--------------------------------------------------------------------------------
Net Gain on Investments, Options and
  Foreign Currencies                                   648,187        1,084,314
--------------------------------------------------------------------------------
Increase in Net Assets From Operations              $4,943,456       $5,433,848
================================================================================

                       See Notes to Financial Statements.


                                                                              33


================================================================================
 Statements of Changes in Net Assets
================================================================================

                                                       Years Ended October 31,
                                                   ----------------------------
Smith Barney High Income Portfolio                     1996             1995
================================================================================
OPERATIONS:
   Net investment income                           $ 4,295,269        $ 835,839
   Net realized gain (loss)                            325,168          (13,404)
   Increase in net unrealized appreciation             323,019          433,954
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            4,943,456        1,256,389
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (1,234,142)        (101,352)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (1,234,142)        (101,352)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                 41,371,503       17,271,651
   Net asset value of shares issued
     for reinvestment of dividends                   1,234,142           85,584
   Cost of shares reacquired                          (809,848)      (1,457,780)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        41,795,797       15,899,455
--------------------------------------------------------------------------------
Increase in Net Assets                              45,505,111       17,054,492
NET ASSETS:
   Beginning of year                                20,449,813        3,395,321
--------------------------------------------------------------------------------
   End of year*                                    $65,954,924      $20,449,813
================================================================================
* Includes undistributed net investment income of:  $3,902,810         $838,320
================================================================================

                       See Notes to Financial Statements.



34


================================================================================
 Statements of Changes in Net Assets (continued)
================================================================================

                                                       Years Ended October 31,
                                                   ---------------------------
Putnam Diversified Income Portfolio                    1996            1995
================================================================================
OPERATIONS:
   Net investment income                           $ 4,349,534     $  1,228,004
   Net realized gain                                   620,131          473,641
   Increase in net unrealized appreciation             464,183          498,067
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            5,433,848        2,199,712
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (1,338,472)         (78,180)
   Net realized gains                                 (505,992)               --
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (1,844,464)         (78,180)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                 44,714,713       22,758,517
   Net asset value of shares issued
     for reinvestment of dividends                   1,844,465           78,180
   Cost of shares reacquired                          (586,297)        (207,951)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                        45,972,881       22,628,746
--------------------------------------------------------------------------------
Increase in Net Assets                              49,562,265       24,750,278
NET ASSETS:
   Beginning of year                                31,513,729        6,763,451
--------------------------------------------------------------------------------
   End of year*                                    $81,075,994      $31,513,729
================================================================================
* Includes undistributed net investment income of:  $4,128,520       $1,271,270
================================================================================

                       See Notes to Financial Statements.


================================================================================
 Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Income and Growth, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, GT Global Strategic Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) expenses are charged to each Portfolio; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassfications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax




36


================================================================================
 Notes to Financial Statements (continued)
================================================================================

regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, Putnam Diversified Income Portfolio may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
        AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"), pursuant to the Transfer and Assumption of Management Agreement, from SBMFM to TIA, dated September 3, 1996. SBHI pays SBMFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP. TIA will pay PIM a monthly fee calculated at the annual rate of 0.35% of the average daily net assets of PDIP.

     TIA has entered into a Sub-Administrative Services Agreement with SBMFM. From its management fee TIA pays SBMFM, as sub-administrator, a fee in the amount equal to an annual rate of 0.10% of the average daily net assets of PDIP.



                                                                              37


================================================================================
 Notes to Financial Statements (continued)
================================================================================
     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares.

     All officers and two Directors of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                   Smith Barney       Putnam
                                                       High        Diversified
                                                      Income          Income
================================================================================
Purchases                                          $81,701,052    $181,311,262
--------------------------------------------------------------------------------
Sales                                               41,518,682     136,014,455
================================================================================

   At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                     Smith Barney      Putnam
                                                         High       Diversified
                                                        Income         Income
================================================================================
Gross unrealized appreciation*                      $1,436,328     $ 2,152,829
Gross unrealized depreciation*                        (747,378)     (1,004,088)
--------------------------------------------------------------------------------
Net unrealized appreciation*                         $ 688,950     $ 1,148,741
================================================================================
* Substantially the same for Federal income tax purposes.


     4. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, PDIP held one purchased call option with a cost of $119,881.

38


================================================================================
 Notes to Financial Statements (continued)
================================================================================
     When the Portfolios write a call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     As of October 31, 1996, the Portfolio had no written option contracts.

     5. FOREIGN CURRENCY EXCHANGE CONTRACTS

     At October 31, 1996, the PDIP had open foreign currency exchange contracts as described below. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected in the accompanying financial statements as follows:

                                    Local      Market    Settlement Unrealized
Foreign Currency                  Currency      Value       Date    Gain (Loss)
================================================================================
To Buy:
   Austrian Dollar                513,270  $  407,073      11/1/96    $     809
   British Pound                  552,329     899,413      11/4/96       (2,375)
   European Currency Unit           4,600       5,815     12/18/96          (17)
   French Franc                 6,086,900   1,190,592     12/18/96      (15,255)
   German Deutschemark          7,294,100   4,819,678     12/18/96      (26,420)
   Italian Lira               897,109,960     588,925     12/18/96        1,216
   Japanese Yen               545,409,900   4,809,611     12/18/96     (258,490)
   Spanish Peseta              70,782,280     553,419     12/18/96        5,308
   Swedish Krone                1,157,000     175,927     12/18/96          889
--------------------------------------------------------------------------------
                                                                       (294,335)
--------------------------------------------------------------------------------
To Sell:
   Austrian Dollar                  (681)        (538)    12/18/96            0
   British Pound                (606,700)    (986,777)    12/18/96        2,624
   Canadian Dollar              (202,432)    (150,945)     11/1/96         (510)
   Canadian Dollar            (1,872,400)  (1,402,547)    12/18/96      (15,495)

                                                                              39


================================================================================
 Notes to Financial Statements (continued)
================================================================================

                                Local         Market      Settlement  Unrealized
Foreign Currency               Currency        Value         Date     Gain (Loss)
================================================================================
To Sell: (continued)
   Danish Krone               (9,453,047)  $(1,630,426)    12/18/96    $ 12,953
   French Franc               (6,066,000)   (1,186,504)    12/18/96      22,682
   German Deutschemark        (1,341,450)     (886,382)    12/18/96      10,357
   Italian Lira           (2,095,053,604)   (1,381,642)     11/4/96         137
   Italian Lira             (115,262,259)      (76,013)     11/5/96          43
   Italian Lira           (1,560,280,200)   (1,024,276)    12/18/96      (1,175)
   Japanese Yen             (108,877,800)     (960,122)    12/18/96      35,836
   South African Rand         (1,972,622)     (420,333)    11/14/96      (2,944)
   Swiss Franc                (2,501,600)   (1,979,740)    12/18/96      21,670
   Swedish Krone              (3,109,000)     (472,737)    12/18/96      (1,615)
--------------------------------------------------------------------------------
                                                                         84,563
--------------------------------------------------------------------------------
Total Unrealized Loss on
   Forward Foreign Currency Contracts                                 $(209,772)
================================================================================


     6. REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7. CAPITAL SHARES

     At October 31, 1996, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

   Transactions in shares of each Portfolio were as follows:

                                          Year Ended             Year Ended
                                       October 31, 1996       October 31, 1995
================================================================================
Smith Barney High Income
Shares sold                               3,599,769              1,615,645
Shares issued on reinvestment               111,284                  8,805
Shares redeemed                             (70,401)              (146,026)
--------------------------------------------------------------------------------
Net Increase                              3,640,652              1,478,424
================================================================================
Putnam Diversified Income
Shares sold                               3,899,802              2,096,498
Shares issued on reinvestment               163,407                  7,771
Shares redeemed                             (51,742)               (19,661)
--------------------------------------------------------------------------------
Net Increase                              4,011,467              2,084,608
================================================================================


40

================================================================================
 Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year:

Smith Barney High Income Portfolio           1996           1995         1994(1)
================================================================================
Net Asset Value, Beginning of Year         $11.26          $10.07         $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income(2)                  1.14            0.93           0.29
   Net realized and unrealized gain (loss)   0.19            0.48          (0.22)
--------------------------------------------------------------------------------
Total Income From Operations                 1.33            1.41           0.07
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.50)          (0.22)         --
--------------------------------------------------------------------------------
Total Distributions                         (0.50)          (0.22)         --
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.09          $11.26         $10.07
--------------------------------------------------------------------------------
Total Return                                12.17%          14.30%          0.70%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $65,955         $20,450         $3,395
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                               0.84%           0.70%          0.69%+
   Net investment income                     9.79            9.54           7.55+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       104%             57%            15%
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The manager waived all or part of its fees for the year ended October 31, 1995. In addition, for the period ended October 31, 1994, the manager waived all of its fees and reimbursed expenses of $13,857. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                  Per Share Decreases to           Expense Ratios
                   Net Investment Income         Without Fee Waivers
                  -----------------------        -------------------
                     1995        1994             1995        1994
                     -----       -----            -----      ------
                     $0.04       $0.07            1.07%      2.60%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


                                                                              41









Financial Highlights (continued)
================================================================================
For a share of capital stock outstanding throughout each year:

Putnam Diversified Income Portfolio        1996(1)          1995         1994(2)
================================================================================
Net Asset Value, Beginning of Year         $11.46          $10.18        $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                  0.78            0.79          0.23
   Net realized and unrealized gain (loss)   0.27            0.58         (0.05)
--------------------------------------------------------------------------------
Total Income From Operations                 1.05            1.37          0.18
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.39)          (0.09)         --
   Net realized gains                       (0.13)          --             --
--------------------------------------------------------------------------------
Total Distributions                         (0.52)          (0.09)         --
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.99          $11.46        $10.18
--------------------------------------------------------------------------------
Total Return                                 9.43%          13.55%         1.80%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $81,076         $31,514        $6,763
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               0.96%           0.97%         0.98%+
   Net investment income                     7.57            7.53          6.14+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       255%            276%           20%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994 and also reimbursed expenses of $19,028 for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                Per Share Decreases to           Expense Ratios
                 Net Investment Income         Without Fee Waivers
                ----------------------         -------------------
                     1995     1994                1995     1994
                    -----    -----               -----    ------
                    $0.04    $0.07               1.31%    2.92%+

+++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


42


================================================================================
 Independent Auditor's Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney High Income and Putnam Diversified Income Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney High Income and Putnam Diversified Income Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.



                                               /s/ KPMG Peat Marwick LLP

New York, New York
December 23, 1996



                                                                              43


================================================================================
 Tax Information (unaudited)
================================================================================

   The amount of long-term capital gains paid by Putnam Diversified Income Portfolio to its shareholders for the fiscal year ended october 31, 1996, was $13,868.


44


TRAVELERS SERIES
FUND INC.

DIRECTORS
Victor K. Atkins
Jessica M. Bibliowicz
A.E. Cohen
Alger B. Chapman
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT MANAGERS
Smith Barney Mutual Funds
Management Inc.

Travelers Investment Adviser, Inc.


DISTRIBUTOR
Smith Barney Inc.


CUSTODIAN
PNC Bank, N.A.


ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of Travelers Series Fund Inc.--Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York 10013


IN0254 12/96


ANNUAL REPORT


1996
1996
1996
1996
1996


TRAVELERS SERIES
FUND INC.

SMITH BARNEY INTERNATIONAL
EQUITY PORTFOLIO

SMITH BARNEY PACIFIC BASIN
PORTFOLIO

GT GLOBAL STRATEGIC INCOME
PORTFOLIO

--------------------------

October 31, 1996

[LOGO]  SMITH BARNEY MUTUAL FUNDS
        Investing for your future.
        Every day.


--------------------------------------------------------------------------------
            Smith Barney International Equity, Smith Barney Pacific
                Basin and GT Global Strategic Income Portfolios
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Travelers Series Fund Inc. - Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios for the year ended October 31, 1996. In this report, we have summarized the period's prevailing economic and market conditions and outlined the investment strategy employed by each Portfolio during this time. A detailed summary of each Portfolio's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Portfolio Update
Smith Barney International Equity Portfolio

During the year ended October 31, 1996, the Smith Barney International Equity Portfolio generated a total return of 16.36%, outperforming its peer group average total return of 11.97% for the same period, as tracked by Lipper Analytical Services, Inc., an independent fund tracking organization. At October 31, 1996, the Portfolio owned securities of 94 issuers in 27 countries, consistent with its approach which stresses broad diversification to minimize portfolio risk.

The International Equity Portfolio invests in equities outside of the United States. The key element of the Portfolio's investment strategy is a "bottom-up" approach to equity investing--looking at companies and industry sectors. We seek companies growing at a premium rate to that of their local country. At the same time, we aim to maintain a risk level no higher than that of the overall international equity market through broad diversification in a variety of markets. Potential countries for investment are chosen largely from the major markets of Europe and the Far East, which are tracked by Morgan Stanley's EAFE Index. (The EAFE Index tracks stock performance in Europe, Australia and the Far East, and is used as a benchmark for international equity investments). In addition, because broad diversification is a key component of our investment strategy, a portion of the International Equity Portfolio is invested in emerging markets that meet our criteria for political and economic stability and market liquidity.

The backdrop of international affairs during much of the twelve-month period covered by this report has been marked by political and economic uncertainties. Sluggish economic conditions persist in several of the major European, Asian and Latin markets in which we invest. Moreover, there has been a litany of negative news during the past fiscal year, such as the Chinese


                                                                               1


aggression toward Taiwan, the indictment of various business leaders in Korea, civil unrest in Indonesia and the recurrence of violence in Northern Ireland. Yet the international equity markets have provided solid investment returns in the just concluded fiscal year, supported by favorable corporate developments and a hospitable level of interest rates and inflation.

Europe

The International Equity Portfolio's largest holdings are concentrated in Europe at 64% of total assets. We have increased the European allocation by approximately 10% during the past year. In our view, Europe is undergoing profound structural change, driven by the recognition that "business as usual" is no longer affordable or desirable. Many European corporations have embarked on U.S.-style restructuring programs to improve corporate profitability, sharpen their company focus and ultimately enhance shareholder value. In order to become more competitive, many European corporations have narrowed their strategic focus to core businesses, and spinning are off low-margin and unproductive assets. At the same time, there has also been a tremendous increase in merger and acquisition activity in Europe. In particular, there has been an increase in mergers within the financial services industry, as well as in the pharmaceutical industry. Two large Swiss drug companies, Ciba Geigy (one of the Portfolio's largest holdings) and Sandoz have agreed to merge to form Novartis, which will be the second-largest drug company in the world. Companies continue to build economies of scale across an increasingly unified Europe, which should contribute to a higher long-term earnings outlook. We believe this is an important underpinning of the European markets' recent strength.

In addition, one of the significant long-term attractions in Europe is that corporations are becoming more "shareholder friendly." Many European companies are moving toward international accounting standards, and are now disclosing more financial information than in the past. Many countries have recently or are in the process of authorizing corporate share repurchases, and stock splits are now occurring for the first time in history in countries such as Germany and Switzerland.

Moreover, European governments are striving toward a monetary union in 1999 which has important macroeconomic implications. Budget deficits must be reduced and inflation contained, which suggests continued fiscal restraint. As a result, many European governments introduced austere budget plans this Fall. Monetary conditions are positive for European stocks, with interest rates at relatively modest levels. In our view, stable interest rates are likely to remain for the foreseeable future.



2


Our major European holdings are concentrated in the United Kingdom (10.9%) of assets, the Netherlands (8.8%), France (7.2%), Sweden (6.0%). Many of the companies whose stocks we own are major multinationals which derive a modest portion of their earnings from their domestic market.

Recent purchases in the International Equity Portfolio include U.K.-based Compass Group, the leading global contract caterer for educational, health care and corporate facilities. We believe the institutional food industry is capable of sustained high growth as companies trim back the breadth of their activities to core operations. Outsourcing food service to efficient institutional operators is a natural progression in many companies. Another recent addition in the Portfolio is the Norwegian capital goods supplier Tomra, the European leader in "reverse vending" machines which accept back food and beverage containers from customers in return for deposit reimbursement. Tomra is expanding rapidly throughout Europe and also throughout the United States where, in selected geographic areas, the company serves as a service and materials handling agent. Our investment in both of these companies illustrates our commitment to owning progressive industry leaders in rapidly growing businesses.

In 1995, we invested a significant portion of the Portfolio's assets in the European temporary employment industry because of increasing liberalization of labor regulations and the desire of corporations to limit fixed costs. In 1996, however, we sold those investments. French temporary employment company Ecco, agreed to merge with its Swiss competitor, Adia. Our investment in the Dutch employment agency Randstad, in our view, became fully valued, so we sold it and realized a substantial profit.

Asia/Pacific

At present, we have 26% of the Portfolio invested in the markets of the Pacific Rim. The performance of these equity markets has been disappointing in the past twelve months, with the exception of Hong Kong and Malaysia. The largest Pacific market, Japan (5.2%) has been a relative laggard for much of the past fiscal year. The stock market in Japan has traded in a narrow range over the past three to four months. Despite a materially weakened currency versus its major trading partners (which has improved Japan's export competitiveness), as well as low interest rates, economic recovery in Japan remains problematic.

We continue to find greater investment opportunities in Southeast Asia. In our opinion, the July 1, 1997 transition of Hong Kong from British to Chinese rule could lead to a favorable upward revaluation of that market, a process which in fact has already. Residential property prices in Hong Kong, an important barometer of local sentiment, have firmed considerably in the past year. While

                                                                               3


the long-term implications of the transition are less certain, we are overweighted versus the Morgan Stanley EAFE Index, but still relatively conservative at 6.2% of Portfolio assets in Hong Kong.

The Pacific Rim is also home to many laggard markets over the past year, such as Korea, Thailand and those of the sub-Continent. Each of these markets has had fundamental factors at work which led to their decline. For example, there is political uncertainty in Thailand and Indonesia, and Singapore and South Korea have lowered economic-growth projections. We are diligently searching for new opportunities in some of these lagging Pacific Rim markets. In our view, the strong underlying growth rate of the Pacific Rim economies continues to justify committing a significant portion of the Portfolio's assets to the region.

Other Markets

The remaining 10% of the Portfolio is invested in the Americas, South Africa and Israel. The Latin American markets have performed well in the past year with clear signs that Mexico is on the mend--interest rates have declined and consumer spending has picked up, which have helped to drive the economy higher. However, we believe that significant risks still exist in Mexico. Given the superior opportunities elsewhere, our Latin American exposure is currently lower than it has been in years past.

Smith Barney Pacific Basin Portfolio

During the year ended October 31, 1996, the Pacific Basin Portfolio generated a total return of 9.26%, roughly in line with the Portfolio's Lipper Analytical Services Inc. peer group average total return of 10.00%. (Lipper is an independent fund tracking organization.) At October 31, 1996, the Portfolio owned securities of 50 issuers in 11 countries with the highest allocation to Hong Kong at 27% of the Portfolio.

Slowing export growth throughout Asia, political trouble in Thailand and Indonesia, increasing tension between North and South Korea and China's threatening posture toward Taiwan have caused the markets of the Pacific Rim to be global laggards during the period covered by this report.

Japan, by far the largest Pacific Rim market, delivered very modest returns, concentrated in the early part of 1996. Japanese stocks responded well in the first quarter of 1996 to signs of macroeconomic resurgence, driven by government spending initiatives and record low interest rates. Also, the concerted effort to weaken the Japanese yen from its record highs versus major currencies, particularly the U.S. dollar, in mid-1995, aided the prospects of key export industries. (A weaker yen makes Japanese exports more competitive on a global basis.)

4


Yet Japanese consumer spending remains muted and the condition of the financial sector is precarious, as witnessed by several recent sizable bankruptcies. We foresee a widening of the Japanese trade surplus with the U.S. in the coming year, which once again could strengthen the yen versus the U.S. dollar. Overall, we remain cautious on the market and have concentrated on select high growth special situations such as Noritsu Koki, the global leader in photographic minilab processing. The Portfolio had 16% of assets in Japan as of October 31, 1996.

We continue to find greater investment merit in Southeast Asia. In our opinion, the July 1, 1997 transition of Hong Kong from British to Chinese rule could lead to a favorable upward revaluation of that market, a process which in fact has already begun. Residential property prices in Hong Kong, an important barometer of local sentiment, have firmed considerably in the past year. The long-term implications of the transition are less certain, but for now we are comfortable with an overweight position of 27% of Portfolio assets in Hong Kong.

We also maintain a very positive view on the Malaysian equity market at 14% of the Portfolio's assets. The Malaysian economy continues to be one of the most robust in Asia and our primary exposure is in companies in the construction and infrastructure development businesses.

The Pacific Rim is also home to many other laggard markets over the past year, such as Korea, Thailand and Singapore, and those of the sub-Continent. Each of these markets have had fundamental factors at work which led to their decline. In our view, the strong underlying growth rate of the Pacific Rim economies continues to justify committing a significant portion of the Portfolio's assets to the region.

Please note that effective with the beginning of the new fiscal year, management responsibility for the Pacific Basin Portfolio has been assumed by Smith Barney Managing Director Scott Kalb and Vice President David Ishibashi. Both of these investment professionals have been important contributors to the management of the Portfolio over the past several years. Mr. Kalb was formerly director of international equity research for Smith Barney and lived in Korea for over ten years. Mr. Ishibashi has over fourteen years experience in the securities industry, concentrated in the Japanese equity market.

GT Global Strategic Income Portfolio

Major markets around the world have seen their long-term yields decline dramatically. In the U.S., economic growth has been moderate, fears of inflation have subsided and, as a result, the Federal Reserve Board has kept rates stable. This environment has provided a benign backdrop for generally larger bond rallies elsewhere in the world.



                                                                               5


For example, Canada has enjoyed an excellent core bond market rally over the last several months. Canadian bonds have rallied on the back of much weaker growth relative to the U.S., lower inflation and a vastly improved current account deficit. Going forward, we believe Canada will continue to provide good value, and our outlook remains positive. Europe has presented a similar profile of limited or subpar economic activity. Germany and France, for example, are experiencing growth of roughly 1%, versus potential growth rates of 2.5% or 3% per year. As a result, the German mark has been weak and the Bundesbank was prompted to cut the repo rate again in August, providing the catalyst for a Europe-wide bond rally. The exception has been the U.K., mainly because the economy is operating on a different economic cycle than continental Europe, and has actually been enjoying reasonable growth.

Another very important trend in Europe, the steady tightening of yield spreads, has produced some spectacular returns in the higher-yielding markets this year. This convergence has occurred as emphasis has shifted from economic fundamentals to increasing political will to participate in the first stage of the European Monetary Union (the "EMU"). The resulting surge in bond prices has been driven primarily by the possibility that countries such as Spain, Sweden and Italy will be willing and able to join the EMU in 1999. Consequently, yields have fallen in many of these countries to a level we believe may not be justified by their economic fundamentals at the moment. However, markets have been driven by technical factors, not fundamentals, and based on our technical models we are comfortable with the current upward trends in Spain and Italy unless we see any signs of weakness.

Adding to the bullish sentiment is the large liquidity flows out of Japan. The monetary authorities of Japan are keeping interest rates low to aid the country's weak economic recovery and banking sector. Record low yields on Japanese bonds and the lackluster performance of the Japanese stock market led investors to seek better yields overseas. We do not expect this to change within the next six months.

Against this background of stable and declining global bond yields, a benign inflationary environment and improving emerging markets fundamentals, emerging market debt has enjoyed an outstanding year. For the twelve months ended October 31, 1996, the J.P. Morgan Emerging Markets Brady Bond Index was up 39.90%. When contrasted to the 6.11% the J.P. Morgan Global Government Bond Index generated during the same period, the positive return of the overall Portfolio is clearly attributable to its significant weighting in emerging markets. For the twelve-month period ended October 31, 1996, the GT Global Strategic Income Portfolio had a total return of 19.97%, as compared to the average total return of 8.60% for global income funds during


6


the same period, as reported by Lipper Analytical Services Inc., an independent fund tracking organization.

In general, the Portfolio benefited from its considerable holdings in Latin America. Early on, we recognized the attractiveness of Mexican debt and the contribution a recovery in the Mexican economy would make to the government's fiscal standing. The Portfolio also maintains sizable positions in Argentina and Brazil. In the former, the financial credibility of the government is growing as it becomes clearer that the worst of the recent recession is past. In the latter case, we believe interest rates should continue to fall as progress is made towards fiscal reform.

A key element of the Portfolio's strategy has also been the recognition of outstanding value in Russian debt. Over the twelve-month period covered by this report, the Russian bond market has reflected progress toward economic reform and improvement in Russian economic fundamentals. Going forward, we are encouraged by the presence of a sufficient nucleus of reformers within the government who understand that orthodox monetary and fiscal policies are necessary to maintain support from investors and the IMF (the International Monetary Fund).

We expect the bond-friendly environment of low short-term interest rates and accommodative liquidity conditions to continue in the short run. As a result, we believe the capital markets on the European periphery will outperform U.S. and German bond markets. Meanwhile, we continue to prefer Canada and Australia over the U.S. In the longer run, however, we believe the appearance of more synchronized global expansion may mean rising real rates. In our view, the greatest pressure from this scenario would most likely be felt in Europe.

We do not expect the significant outperformance of emerging market debt to continue, keeping in mind that values have rebounded from an extremely low base. Performance can be mainly attributed to the dramatic correction following the Mexican peso crisis. Also, post-crisis, government securities in emerging markets have behaved less like typical fixed income investments, (i.e., driven by fundamentals), and more like equities whose value was driven by growth expectations. At present, we believe that the distortion created by Mexico has been fully corrected, and that the market is in a transition phase, moving from an equity environment to an environment more friendly for bonds.


                                                                               7


In closing, thank you for investing in the Travelers Series Fund Inc. - Smith Barney International Equity, Smith Barney Pacific Basin, and GT Global Strategic Income Portfolios. We look forward to continuing to help you reach your financial goals.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer


November 29, 1996


8


================================================================================
                   Smith Barney International Equity Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                                        Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns+
================================================================================
10/31/96                               $10.48     $12.18    $0.01      16.36%
--------------------------------------------------------------------------------
10/31/95                                10.55      10.48     0.00      (0.66)
--------------------------------------------------------------------------------
6/16/94*-10/31/94                       10.00      10.55     0.00       5.50+++
================================================================================
Total                                                       $0.01
================================================================================


================================================================================
                      Smith Barney Pacific Basin Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                                        Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns+
================================================================================
10/31/96                               $ 8.95     $ 9.75    $0.03       9.26%
--------------------------------------------------------------------------------
10/31/95                                10.10       8.95     0.00     (11.58)
--------------------------------------------------------------------------------
6/16/94*-10/31/94                       10.00      10.10     0.00       1.00+++
================================================================================
Total                                                       $0.03
================================================================================


================================================================================
                      GT Global Strategic Income Portfolio
================================================================================
================================================================================
Historical Performance
================================================================================

                                        Net Asset Value
                                      ------------------
                                      Beginning    End      Income      Total
Year Ended                             of Year   of Year   Dividends  Returns+
================================================================================
10/31/96                               $10.77     $12.45    $0.42      19.97%
--------------------------------------------------------------------------------
10/31/95                                 9.95      10.77     0.10       9.37
--------------------------------------------------------------------------------
6/16/94*-10/31/94                       10.00       9.95     0.00      (0.50)+++
================================================================================
Total                                                       $0.52
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

                                                                               9


===============================================================================
 Average Annual Total Return+
===============================================================================

                                   Smith Barney    Smith Barney      GT Global
                                   International      Pacific        Strategic
                                      Equity           Basin           Income
                                     Portfolio       Portfolio       Portfolio
=================================================================================
Year Ended 10/31/96                    16.36%           9.26%          19.97%
---------------------------------------------------------------------------------
6/16/94* through 10/31/96               8.74           (0.94)          11.86
=================================================================================

=================================================================================
 Cumulative Total Return+
=================================================================================
                                   Smith Barney    Smith Barney     GT Global
                                   International      Pacific       Strategic
                                      Equity           Basin         Income
                                     Portfolio       Portfolio      Portfolio
=================================================================================
6/16/94* through 10/31/96              22.04%          (2.22)%         30.55%
=================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


10


================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                 Smith Barney International Equity Portfolio vs.
                          MSCI EAFE-GDP Weighted Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996

                         [GRAPH APPEARS HERE]

Measurement period      Smith Barney International      MSCI EAFE-GDP
(Fiscal year Covered)   Equity Portfolio                Weighted Index
---------------------   --------------------------      --------------
06/16/94                $ 10,000                        $ 10,000

10/94                   $ 10,550                        $ 10,345
04/95                   $  9,610                        $ 10,585
10/95                   $ 10,480                        $ 10,393
04/96                   $ 11,884                        $ 11,749
10/31/96                $ 12,204                        $ 11,533


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.



                                                                              11


================================================================================
 Historical Performance (unaudited)
================================================================================
                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                               MSCI Pacific Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996

                         [GRAPH APPEARS HERE]

Measurement period      Smith Barney                    MSCI
(Fiscal year Covered)   Pacific Basin Portfolio         Pacific Index
---------------------   -----------------------         -------------
06/16/94                $ 10,000                        $ 10,000

10/94                   $ 10,100                        $  9,952
04/95                   $  8,760                        $  9,702
10/95                   $  8,950                        $  8,836
04/96                   $ 10,260                        $ 10,430
10/31/96                $  9,778                        $  9,136


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

12


================================================================================
 Historical Performance (unaudited)
================================================================================
                     Growth of $10,000 Invested in Shares of
                         the GT Global Strategic Income
                                  Portfolio vs.
                         J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1996

                         [GRAPH APPEARS HERE]

Measurement period      GT Global Strategic             J.P. Morgan Global
(Fiscal year Covered)   Income Portfolio                Bond Index
---------------------   -------------------             ------------------
06/16/94                $ 10,000                        $ 10,000

10/94                   $  9,950                        $ 10,391
04/95                   $ 10,074                        $ 11,490
10/95                   $ 10,882                        $ 11,985
04/96                   $ 11,660                        $ 12,009
10/31/96                $ 13,055                        $ 12,716


+ Hypothetical illustration of $10,000 invested in shares of the GT Global
  Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The J.P. Morgan Global Bond Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

                                                                              13


================================================================================
 Schedules of Investments                                       October 31, 1996
================================================================================

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
STOCKS -- 97.4%
Argentina -- 0.4%
     35,000       Quilmes Industrial S.A.                            $  358,750
     17,500       Quilmes Industrial S.A. ADR                           183,750
--------------------------------------------------------------------------------
                                                                        542,500
--------------------------------------------------------------------------------
Australia -- 3.2%
    226,369       Coca-Cola Amatil Ltd.                               3,114,890
    800,000       Portman Mining Ltd.+                                1,427,574
--------------------------------------------------------------------------------
                                                                      4,542,464
--------------------------------------------------------------------------------
Austria -- 4.2%
      5,000       VA Technologie AG                                     699,688
     40,000       Wolford AG                                          5,278,185
--------------------------------------------------------------------------------
                                                                      5,977,873
--------------------------------------------------------------------------------
Belgium -- 2.9%
     25,000       Barco Industries N.V.+                              4,111,895
--------------------------------------------------------------------------------
Chile -- 1.2%
    50,000        Embotelladora Andina S.A. ADR                       1,725,000
--------------------------------------------------------------------------------
Finland -- 1.6%
     50,000       Nokia OY AB Class A Shares                          2,308,056
--------------------------------------------------------------------------------
France -- 7.2%
      5,000       Carrefour Supermarche S.A.                          2,776,908
      6,382       Castorama Dubois Investisse                         1,093,193
    100,000       Forasol Foramer NV+                                 1,725,000
     10,000       Group Axime+                                        1,039,505
     25,000       SGS-Thomson Microelectronics NV--
                    NY Registered Shares+                             1,309,375
     35,000       Sidel S.A.                                          2,337,125
--------------------------------------------------------------------------------
                                                                     10,281,106
--------------------------------------------------------------------------------
Germany -- 5.6%
     50,000       Leica Camera AG+                                    1,685,171
     25,000       SGL Carbon AG                                       2,772,271
     15,000       Systeme, Anwendungen, Produkte in der
                    Datenverarbeitung AG Preferred                    2,020,222
     35,000       Systeme, Anwendungen, Produkte in der
                    Datenverarbeitung AG Preferred(a)+                1,526,875
--------------------------------------------------------------------------------
                                                                      8,004,539
--------------------------------------------------------------------------------
Hong Kong -- 6.2%
    300,000       Cheung Kong Holdings Ltd.                           2,405,494
    200,000       Guoco Group Ltd.                                    1,057,900
    153,688       HSBC Holdings PLC                                   3,130,486
    200,000       Sun Hung Kai Properties Ltd.                        2,276,166
--------------------------------------------------------------------------------
                                                                      8,870,046
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
14


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
India -- 2.4%
    100,000       BSES Ltd. GDR(a)                                   $1,900,000
    100,000       Larsen & Toubro Ltd. GDR                            1,500,000
--------------------------------------------------------------------------------
                                                                      3,400,000
--------------------------------------------------------------------------------
Ireland -- 4.6%
    204,717       Bank of Ireland                                     1,693,060
    101,837       CRH PLC                                             1,054,430
    399,998       Independent Newspapers PLC                          2,132,671
    250,203       Irish Continental Group PLC                         1,771,889
--------------------------------------------------------------------------------
                                                                      6,652,050
--------------------------------------------------------------------------------
Israel -- 2.1%
     50,000       Gilat Satellite Networks Ltd.+                        975,000
     50,000       Teva Pharmaceutical Industries Ltd. ADR             2,093,750
--------------------------------------------------------------------------------
                                                                      3,068,750
--------------------------------------------------------------------------------
Italy -- 6.2%
     50,000       De Rigo S.p.A. ADR+                                   543,750
     50,000       Gucci Group N.V.-- NY Registered Shares             3,450,000
    100,000       Industria Macchine Automatiche                        397,006
     25,000       Industrie Natuzzi S.p.A. ADR                        1,134,375
     30,000       Luxottica Group S.p.A. ADR                          1,905,000
    750,000       Telecom Italia Mobile S.p.A.                        1,547,136
--------------------------------------------------------------------------------
                                                                      8,977,267
--------------------------------------------------------------------------------
Japan -- 5.2%
        500       Bank of Tokyo - Mitsubishi                             10,199
     23,500       Bunkyodo Co. Ltd.                                     402,893
     40,000       Canon Inc.                                            766,661
      7,700       H.I.S. Co. Ltd.                                       408,897
      7,000       Japan Associated Finance                              576,666
     77,000       Mitsubishi Heavy Industries Ltd.                      592,360
     25,000       Noritsu Koki Co. Ltd.                               1,307,807
     50,000       Noruma Securities Co. Ltd.                            826,446
        300       NTT Data Communications                               888,869
     43,847       Sato Co.                                              886,655
     21,000       Trans Cosmos                                          784,684
--------------------------------------------------------------------------------
                                                                      7,452,137
--------------------------------------------------------------------------------
Malaysia -- 2.0%
    266,666       Mancon Berhad                                         891,807
    300,000       Renong Berhad                                         472,553
     60,000       Renong Berhad 4% ICULS                                 21,965
     37,500       Renong Berhad Warrants, Expires 11/21/00+              15,287
    250,000       Sungei Way Holdings Berhad                          1,424,783
--------------------------------------------------------------------------------
                                                                      2,826,395
--------------------------------------------------------------------------------

                                                                              15

                       See Notes to Financial Statements.


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
Mexico -- 2.1%
    409,979       Gruma S.A. De C.V. Class B Shares+                $ 2,029,549
     50,000       Grupo Casa Autrey S.A. de C.V. Sponsored ADR          943,750
--------------------------------------------------------------------------------
                                                                      2,973,299
--------------------------------------------------------------------------------
Netherlands -- 8.8%
    100,952       Getronics N.V.                                      2,482,280
     10,000       Heineken N.V.                                       1,889,852
     40,417       Hunter Douglas N.V.                                 2,859,862
     50,000       IHC Caland N.V.                                     2,792,028
     20,000       Wolters Kluwer N.V.                                 2,572,086
--------------------------------------------------------------------------------
                                                                     12,596,108
--------------------------------------------------------------------------------
New Zealand -- 1.1%
    200,000       Wilson & Horton Ltd.                                1,556,277
--------------------------------------------------------------------------------
Norway -- 2.0%
    125,000       Torma Systems ASA                                   1,774,454
    225,000       VISMA ASA                                           1,041,144
--------------------------------------------------------------------------------
                                                                      2,815,598
--------------------------------------------------------------------------------
Philippines -- 1.9%
  7,000,000       Belle Corp.+                                        1,864,536
  4,000,000       SM Prime Holdings Inc.                                852,359
--------------------------------------------------------------------------------
                                                                      2,716,895
--------------------------------------------------------------------------------
Singapore -- 2.0%
    175,000       Cerebos Pacific Ltd.                                1,353,797
     73,000       Sembawang Maritime Ltd.                               192,732
    600,000       Singapore Technologies Industrial Corp.             1,303,052
--------------------------------------------------------------------------------
                                                                      2,849,581
--------------------------------------------------------------------------------
South Africa -- 1.4%
     75,000       Barlow Ltd.                                           653,633
     20,000       South African Breweries Ltd.                          519,923
     30,820       South African Breweries Ltd. ADR                      797,468
--------------------------------------------------------------------------------
                                                                      1,971,024
--------------------------------------------------------------------------------
South Korea -- 1.5%
      4,460       Hung Chang Products Co.+                              341,598
     14,800       Korea Electric Power Corp.                            434,847
      5,200       Korea Electric Power Corp. ADR                         93,600
      4,840       Samchully Co.                                         397,652
     12,523       Samsung Display Devices Co.                           810,993
        130       Samsung Fire and Marine Insurance                      68,686
        220       Sungmi Telecom Electronics                             49,098
--------------------------------------------------------------------------------
                                                                      2,196,474
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.


16


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                             SECURITY                         VALUE
================================================================================
Sweden -- 6.0%
     15,000       Astra AB Class A Shares                          $    690,075
     25,000       Astra AB Class B Shares                             1,142,509
     40,000       Autoliv AB                                          1,700,053
     40,000       Enator AB+                                            889,634
     90,000       Getinge Industrier AB Class B Shares                1,645,213
     75,000       Nobel Biocare AB                                    1,268,185
     50,000       Telefonaktiebolaget LM Ericsson Series B            1,355,777
--------------------------------------------------------------------------------
                                                                      8,691,446
--------------------------------------------------------------------------------
Switzerland -- 3.1%
      1,000       Ciba-Geigy AG                                       1,231,429
        200       Roche Holding AG                                    1,519,028
        100       Roche Holding AG Warrants, Expire 5/5/98+               2,661
      1,500       Sandoz AG                                           1,741,082
--------------------------------------------------------------------------------
                                                                      4,494,200
--------------------------------------------------------------------------------
Thailand -- 1.6%
    250,000       Krung Thai Bank Public Co. Ltd.                       676,338
    300,000       Siam Makro Public Co. Ltd.                          1,282,102
     50,000       United Communication Industry Public Co. Ltd.         415,605
--------------------------------------------------------------------------------
                                                                      2,374,045
--------------------------------------------------------------------------------
United Kingdom -- 10.9%
    500,000       Boxmore International PLC                           2,568,800
    425,000       British Biotech PLC+                                1,567,538
    150,000       Carlton Communications PLC                          1,201,759
    100,800       Misys PLC                                           1,489,595
    300,000       Powerscreen International PLC                       2,987,298
    250,000       Rentokil Initial PLC                                1,679,287
     20,000       Reuters Holdings PLC ADR                            1,487,500
    250,000       Serco Group PLC                                     2,578,976
--------------------------------------------------------------------------------
                                                                     15,560,753
--------------------------------------------------------------------------------
                  TOTAL STOCKS
                  (Cost -- $123,980,683)                            139,535,778
================================================================================
    FACE
   AMOUNT                             SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.6%
 $3,700,000       CS First Boston Corp., 5.40% due 11/1/96;
                  Proceeds at maturity -- 3,700,562;
                  (Fully collateralized by U.S. Treasury
                  Bill due 3/27/97; Market value -- $3,776,744)
                  (Cost -- $3,700,000)                                3,700,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $127,680,683**)                          $143,235,778
================================================================================

                       See Notes to Financial Statements.

                                                                              17


================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
STOCKS -- 100.0%
Australia -- 9.1%
   41,167         Coca-Cola Amatil Ltd.                               $ 566,467
  175,000         Henry Walker Group Ltd.                               362,247
  100,000         TABCORP Holdings Ltd.                                 471,892
--------------------------------------------------------------------------------
                                                                      1,400,606
--------------------------------------------------------------------------------
Hong Kong -- 27.2%
  300,000         Amoy Properties Ltd.                                  370,524
   31,000         Cheung Kong Holdings Ltd.                             248,568
  132,000         Cheung Kong Infrastructure Holdings+                  245,826
   50,000         Citic Pacific Ltd.                                    243,136
   75,000         Guoco Group Ltd.                                      396,712
  120,000         Hong Kong & China Gas Co. Ltd.                        211,063
   26,111         HSBC Holdings PLC                                     531,858
   50,000         Hutchinson Whampoa Ltd.                               349,185
  100,622         New World Development Co. Ltd.                        585,594
  110,000         Shanghai Industrial Holdings Ltd.+                    249,667
   65,000         Sun Hung Kai Properties Ltd.                          739,754
--------------------------------------------------------------------------------
                                                                      4,171,887
--------------------------------------------------------------------------------
India -- 4.4%
   25,000         Larsen & Toubro Ltd. GDR+                             375,000
   30,000         Mahindra & Mahindra Ltd. GDR+                         300,000
--------------------------------------------------------------------------------
                                                                        675,000
--------------------------------------------------------------------------------
Indonesia -- 2.1%
  280,000         PT Bimantara Citra                                    315,654
--------------------------------------------------------------------------------
Japan -- 16.1%
      300         Bank of Tokyo-Mitsubishi                                6,119
   20,000         Canon Inc.                                            383,330
    2,200         H.I.S. Co. Ltd.                                       116,828
    2,000         Japan Associated Finance                              164,762
   10,000         Matsushita Electric Industrial Co. Ltd.               160,014
    3,000         Nintendo Corp. Ltd.                                   192,017
   11,000         Noritsu Koki Co. Ltd.                                 575,435
    8,000         Sato Corp.                                            161,772
    1,100         Shohkoh Fund                                          231,141
    5,200         Trans Cosmos                                          194,303
   19,000         Yagi Antenna                                          275,629
--------------------------------------------------------------------------------
                                                                      2,461,350
--------------------------------------------------------------------------------
Malaysia -- 14.4%
   65,000         Hong Leong Credit Berhad                              360,154
   90,000         Muhibbah Engineering Berhad                           333,043
   50,000         Rashid Hussain Berhad                                 312,661

18

                       See Notes to Financial Statements.


================================================================================
 Schedules of Investments (continued)                          October 31, 1996
================================================================================

                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                             SECURITY                          VALUE
================================================================================
Malaysia -- 14.4% (continued)
  100,000         Sungei Way Holdings Berhad                        $   569,913
  200,000         Sunway Building Technology Berhad                     629,279
--------------------------------------------------------------------------------
                                                                      2,205,050
--------------------------------------------------------------------------------
New Zealand -- 3.3%
    6,000         Telecom Corp. of New Zealand Ltd. ADR                 499,500
--------------------------------------------------------------------------------
Philippines -- 6.9%
   75,000         Ayala Corp., Class B Shares                            71,347
  800,000         Belle Corp.+                                          213,090
  300,000         Fil-Estate Land Inc.                                  279,680
   12,816         Metropolitan Bank & Trust Co.                         282,855
1,000,000         SM Prime Holdings Inc.                                213,090
--------------------------------------------------------------------------------
                                                                      1,060,062
--------------------------------------------------------------------------------
Singapore -- 6.2%
   40,000         Sembawang Maritime Ltd.                               105,607
  150,000         Singapore Technologies Industrial Corp.               325,763
  300,000         Steamers Maritime Holdings Ltd.                       238,467
   75,000         Van Der Horst Ltd.                                    276,792
--------------------------------------------------------------------------------
                                                                        946,629
--------------------------------------------------------------------------------
South Korea -- 6.9%
    4,460         Hung Chang Products Co.+                              341,598
   10,000         Korea Electric Power Corp. ADR                        180,000
    5,000         Samchully Co.                                         410,797
      130         Samsung Fire & Marine Insurance                        68,686
      220         Sungmi Telecom Electronics                             49,098
--------------------------------------------------------------------------------
                                                                      1,050,179
--------------------------------------------------------------------------------
Thailand -- 3.4%
   50,000         Krung Thai Bank Public Co. Ltd.                       135,268
   30,000         Krung Thai Bank Public Co. Ltd. Foreign                82,337
   72,000         Siam Makro Public Co. Ltd.                            307,704
--------------------------------------------------------------------------------
                                                                        525,309
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $14,490,263**)                           $15,311,226
================================================================================

                       See Notes to Financial Statements.

                                                                              19


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
BONDS -- 91.2%
Argentina -- 7.0%
     40,000       Industrias Metalurgicas Pescarmona S.A., 11.750%
                    due 3/27/98(a)                                   $   40,800
    275,500       Republic of Argentina BOCON PRE4, zero coupon
                    due 9/1/02+                                         276,227
    609,000       Republic of Argentina Discount, 6.4375%
                    due 3/31/23+++                                      457,055
    363,580       Republic of Argentina FRB, 6.625% due 3/31/05+++      300,182
    400,000       Republic of Argentina Par, 5.250% due 3/31/23(c)      238,000
--------------------------------------------------------------------------------
                                                                      1,312,264
--------------------------------------------------------------------------------
Australia -- 2.3%
    478,000       Government of Australia, 9.500% due 8/15/03           425,104
--------------------------------------------------------------------------------
Brazil -- 3.8%
    100,000       Brazil Mydfa Trust Certificates, 6.6875%
                    due 9/15/07(a)+++                                    83,813
     70,000       Grupo Industrial Durango, 12.625% due 8/1/03           73,346
                    due 9/15/07(a)+++                                    83,813
    821,622       Republic of Brazil C Bond, 6.928% due 4/15/14(d)      569,302
--------------------------------------------------------------------------------
                                                                        726,461
--------------------------------------------------------------------------------
Bulgaria -- 1.2%
    448,000       Bulgaria Discount, 6.688% due 7/28/24+++              227,082
--------------------------------------------------------------------------------
Canada -- 2.6%
    200,000       Government of Canada, 8.000% due 11/1/98              159,390
    370,000       Government of Canada, 8.750% due 12/1/05              321,222
--------------------------------------------------------------------------------
                                                                        480,612
--------------------------------------------------------------------------------
China -- 0.6%
    100,000       Zhuhai Highway Co. Ltd., 11.500% due 7/1/08(a)        107,750
--------------------------------------------------------------------------------
Costa Rica -- 0.4%
    100,000       Banco Central de Costa Rica Principal Series A,
                    6.250% due 5/21/10                                   81,000
--------------------------------------------------------------------------------
Denmark -- 2.7%
  2,900,000       Kingdom of Denmark, 7.000% due 12/15/04               512,176
--------------------------------------------------------------------------------
Ecuador -- 3.0%
    716,910       Ecuador Bearer PDI, 4.960% due 2/27/15+++(d)          400,129
    250,000       Ecuador Discount, 6.500% due 2/28/25+++               164,533
--------------------------------------------------------------------------------
                                                                        564,662
--------------------------------------------------------------------------------
France -- 1.6%
  1,400,000       Government of France, 7.250% due 4/25/06              300,243
--------------------------------------------------------------------------------
Germany -- 9.6%
    514,000       Bundesrepublik Deutscheland, 8.250% due 9/20/01       386,349
  1,575,000       Bundesrepublik Deutscheland, 6.000% due 1/5/06      1,040,528
    530,000       Treuhandanstalt, 7.125% due 1/29/03                   380,198
--------------------------------------------------------------------------------
                                                                      1,807,075
--------------------------------------------------------------------------------
Indonesia -- 0.8%
     38,000       FSW International, 12.500% due 11/1/06(a)              38,356
     17,000       PT Polysindo Eka Perkasa, 13.000% due 6/15/01          18,743

                       See Notes to Financial Statements.

20


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
Indonesia -- 0.8% (continued)
     75,000       Tjiwi Kimia International BV, 13.250% due 8/1/01   $   84,375
--------------------------------------------------------------------------------
                                                                        141,474
--------------------------------------------------------------------------------
Italy -- 6.3%
580,000,000       Buoni Poliennali del Tes, 9.500% due 2/1/99           401,814
800,000,000       Buoni Poliennali del Tes, 10.500% due 11/1/00         583,243
 22,000,000       Republic of Italy, 0.5625% due 7/26/99+++             194,439
--------------------------------------------------------------------------------
                                                                      1,179,496
--------------------------------------------------------------------------------
Japan -- 1.5%
 27,500,000       International Bank Reconstruction Development,
                    4.750% due 12/20/04                                 283,341
--------------------------------------------------------------------------------
Luxemburg -- 0.2%
     50,000       Millicom International Cellular, step bond
                    to yield 13.500% due 6/1/06(a)                       28,500
--------------------------------------------------------------------------------
Mexico -- 4.5%
     71,000       Banco Nacional de Comercto Enterior S.N.C.
                    (BIVCE) Trust Division, 11.250% due 5/30/06(a)       73,308
     45,000       Cemex S.A., 12.750% due 7/15/06(a)                     48,769
    552,000       Mexican States Value Recovery Rights,
                    Expire 6/30/03+                                           0
    100,000       United Mexican States, 7.6875% due 8/6/01(a)+++       100,030
    105,000       United Mexican States, 11.375% due 9/15/16(a)         104,869
    358,000       United Mexican States, 6.352% due 12/31/19+++         294,903
    225,000       United Mexican States, 11.500% due 5/15/26(a)         223,155
--------------------------------------------------------------------------------
                                                                        845,034
--------------------------------------------------------------------------------
Morocco -- 2.0%
    470,000       Morocco Tranche A Restructuring & Consolidation
                    Agreement, 6.438% due 1/1/09+++                     373,063
--------------------------------------------------------------------------------
Netherlands -- 0.7%
    105,000       Asia Pulp & Paper International Finance Co. Ltd.,
                    11.750% due 10/1/05                                 109,106
     18,000       PT Indah Kiat International Finance, 11.875%
                    due 6/15/02                                          19,305
--------------------------------------------------------------------------------
                                                                        128,411
--------------------------------------------------------------------------------
New Zealand -- 1.1%
    286,000       New Zealand Government, 8.000% due 2/15/01            208,102
--------------------------------------------------------------------------------
Nigeria -- 1.6%
    500,000       Central Bank of Nigeria Par, 6.250% due 11/15/20      310,000
        500       Central Bank of Nigeria Warrants, Expire 11/15/20+          0
--------------------------------------------------------------------------------
                                                                        310,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                                              21


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
Panama -- 1.5%
    430,000       Panama Interest Reduction, 3.500%
                    due 7/17/14(a)(c)                               $   283,800
--------------------------------------------------------------------------------
Philippines -- 3.0%
    380,000       Central Bank of Philippines DCB, 6.438%
                    due 12/1/09+++                                      363,850
    200,000       Republic of Philippines, 8.750% due 10/7/16(a)        195,875
--------------------------------------------------------------------------------
                                                                        559,725
--------------------------------------------------------------------------------
Russia -- 6.3%
     95,000       Ministry Finance Russia GDR, 3.000% due 5/14/06(a)     41,918
    160,000       Ministry Finance Russia GDR, 3.000% due 5/14/11(a)     52,800
    466,000       Vnesheconombank Loan Agreement Assignment(b)+         236,357
    811,000       Vnesheconombank Loan Agreement Participation(b)+      595,582
    359,000       Vnesheconombank Loan Agreement Assignment             263,643
--------------------------------------------------------------------------------
                                                                      1,190,300
--------------------------------------------------------------------------------
Spain -- 3.5%
 75,300,000       Government of Spain, 10.100% due 2/28/01              657,217
--------------------------------------------------------------------------------
Sweden -- 2.2%
  2,200,000       Swedish Government, 13.000% due 6/15/01               420,948
--------------------------------------------------------------------------------
United Kingdom -- 6.3%
    500,000       United Kingdom Treasury, 7.000% due 11/6/01           805,549
    235,000       United Kingdom Treasury, 7.500% due 12/7/06           379,325
--------------------------------------------------------------------------------
                                                                      1,184,874
--------------------------------------------------------------------------------
United States -- 11.4%
  1,550,000       U.S. Treasury Note, 6.875% due 3/31/00              1,593,152
    380,000       U.S. Treasury Bond, 6.875% due 8/15/25                388,869
     95,000       Chase Manhattan, 6.250% due 1/15/06                    90,487
     90,000       General Motors Acceptance Corp., 6.625%
                    due 10/15/05                                         87,974
--------------------------------------------------------------------------------
                                                                      2,160,482
--------------------------------------------------------------------------------
Venezuela -- 3.3%
    250,000       Republic of Venezuela DCB, 6.625% due 12/18/07+++     205,313
    250,000       Republic of Venezuela Flirb, Series A, 6.625%
                    due 3/31/07+++                                      208,125
    250,000       Republic of Venezuela Flirb, Series B, 6.500%
                    due 3/31/07+++                                      208,125
--------------------------------------------------------------------------------
                                                                        621,563
--------------------------------------------------------------------------------
Philippines -- 0.2%
     33,000       Filivest Capital, Convertible, 3.750% due 2/1/02(a)    32,505
--------------------------------------------------------------------------------
                  TOTAL BONDS
                  (Cost -- $16,051,687)                              17,153,264
================================================================================

                       See Notes to Financial Statements.

22


================================================================================
 Schedules of Investments (continued)                           October 31, 1996
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT*                            SECURITY                          VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 8.7%
Discount Bonds -- 0.9%
     27,182       Mexican Cetes, zero coupon to yield 29.610%
                    due 1/16/97                                      $   31,839
     92,580       Mexican Cetes, zero coupon to yield 29.660%
                    due 1/23/97                                         106,634
     24,846       Mexican Cetes, zero coupon to yield 29.880%
                    due 1/30/97                                          28,970
      2,746       Mexican Cetes, zero coupon to yield 29.660%
                    due 2/6/97                                            3,135
      6,590       Mexican Cetes, zero coupon to yield 29.660%
                    due 2/10/97                                           7,454
--------------------------------------------------------------------------------
                                                                        178,032
--------------------------------------------------------------------------------
Indexed Commercial Paper -- 0.6%
$   105,500       National Westminster Currency Linked, 12.378%
                    due 2/28/97                                         104,181
--------------------------------------------------------------------------------
Repurchase Agreement -- 7.2%
$ 1,363,000       CS First Boston Corp., 5.470% due 11/1/96;
                    Proceeds at maturity -- $1,363,207; (Fully
                    collateralized by U.S. Treasury Bill due
                    3/27/97; Market value -- $1,391,174)              1,363,000
--------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost -- $1,646,532)                                1,645,213
================================================================================


   SHARES                             SECURITY                           VALUE
================================================================================
CALL OPTIONS -- 0.1%
  1,965,693       Brazil C Strike Price 71.81, Expire 12/26/96           21,861
    200,000       Venezuela DCB Strike Price 84.15, Expire 1/2/97         1,920
    200,000       Venezuela DCB Strike Price 84.44, Expire 1/2/97         1,742
--------------------------------------------------------------------------------
                  TOTAL CALL OPTIONS
                  (Cost -- $57,995)                                      25,523
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $17,756,214**)                           $18,824,000
================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security is in default.
(c) The coupon rate shown on step up coupon bond represents the rate at period end.
(d)  Effective rate at period end including "payment in kind" bonds.
 +   Non-income producing security.
+++  Represents current rate on floating rate security.
 *   Represents local currency.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                                                                              23


=================================================================================================
 Statements of Assets and Liabilities                                            October 31, 1996
=================================================================================================
                                                  Smith Barney     Smith Barney      GT Global
                                                 International       Pacific         Strategic
                                                    Equity            Basin            Income
                                                   Portfolio        Portfolio        Portfolio
=================================================================================================
ASSETS:
   Investments, at value
     (Cost -- $127,680,683, $14,490,263
       and $17,756,214, respectively)            $ 143,235,778    $  15,311,226    $  18,824,000
   Foreign currency
     (Cost -- $1,065,354, $2,269,874
       and $0, respectively)                         1,078,749        2,256,775               --
   Cash                                                    709               --          171,145
   Receivable for Fund shares sold                   1,035,391               --           23,683
   Receivable for securities sold                      322,192          157,418          232,311
   Dividends and interest receivable                    96,991           15,495          460,352
   Receivable for open forward foreign
     currency contracts (Note 5)                         2,380             --             97,093
-------------------------------------------------------------------------------------------------
   Total Assets                                    145,772,190       17,740,914       19,808,584
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                  2,232,013          731,194          499,250
   Management fees payable                             106,942           11,411           12,578
   Payable for open forward foreign
     currency contracts (Note 5)                         1,401            1,632          117,458
   Payable for Fund shares purchased                        --            7,270               --
   Payable to bank                                          --          297,134              545
   Dividends payable                                        --               --              105
   Accrued expenses and other liabilities              109,256           35,198           26,410
-------------------------------------------------------------------------------------------------
   Total Liabilities                                 2,449,612        1,083,839          656,346
-------------------------------------------------------------------------------------------------
Total Net Assets                                 $ 143,322,578    $  16,657,075    $  19,152,238
=================================================================================================
NET ASSETS:
   Par value of capital shares                   $         118    $          17    $          15
   Capital paid in excess of par value             128,574,016       16,489,255       16,392,810
   Undistributed net investment income                 159,473          110,678          756,823
   Accumulated net realized gain (loss)
     on security transactions, futures
     contracts, options and foreign currencies        (949,557)        (756,295)         953,997
   Net unrealized appreciation of investments,
     options and foreign currencies                 15,538,528          813,420        1,048,593
-------------------------------------------------------------------------------------------------
Total Net Assets                                 $ 143,322,578    $  16,657,075    $  19,152,238
=================================================================================================
Shares Outstanding                                  11,763,313        1,708,121        1,538,442
-------------------------------------------------------------------------------------------------
Net Asset Value                                         $12.18            $9.75           $12.45
-------------------------------------------------------------------------------------------------

                                See Notes to Financial Statements.

24


=================================================================================================
 Statements of Operations                                     For the Year Ended October 31, 1996
=================================================================================================
                                                  Smith Barney     Smith Barney      GT Global
                                                 International       Pacific         Strategic
                                                    Equity            Basin            Income
                                                   Portfolio        Portfolio        Portfolio
=================================================================================================
INVESTMENT INCOME:
   Dividends                                      $  1,199,510     $    197,225             --
   Interest                                            164,543           37,338     $  1,100,490
   Less: Foreign withholding tax                      (105,023)         (20,832)          (3,819)
-------------------------------------------------------------------------------------------------
   Total Investment Income                           1,259,030          213,731        1,096,671
-------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                            887,397          117,581          109,949
   Custody                                             113,056           41,978           29,803
   Registration fees                                    26,127            3,037            2,817
   Audit and legal                                      20,959           15,158           15,558
   Shareholder communications                           15,331           10,397           10,750
   Shareholder and system servicing fees                14,518           12,412            9,260
   Directors' fees                                       9,164            3,594            3,649
   Other                                                 1,765              961            7,706
-------------------------------------------------------------------------------------------------
   Total Expenses                                    1,088,317          205,118          189,492
-------------------------------------------------------------------------------------------------
   Less: Management fee waiver (Note 2)                   --            (30,849)         (20,036)
         Custody earnings credit (Note 2)              (54,177)         (22,080)         (16,400)
-------------------------------------------------------------------------------------------------
   Total Waivers and Credits                           (54,177)         (52,929)         (36,436)
-------------------------------------------------------------------------------------------------
   Net Expenses                                      1,034,140          152,189          153,056
-------------------------------------------------------------------------------------------------
Net Investment Income                                  224,890           61,542          943,615
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS AND FOREIGN CURRENCIES
(NOTES 3, 5, 6 AND 7):
   Realized Gain (Loss) From:
     Security transactions
       (excluding short-term securities)               384,317         (394,949)         956,296
     Futures contracts                                    --               --              2,681
     Options purchased                                    --               --             46,024
     Options written                                      --               --            (21,220)
     Foreign currency transactions                     (80,400)          59,832         (126,168)
-------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                            303,917         (335,117)         857,613
-------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments, Options
   and Foreign Currencies:
     Beginning of year                               2,906,679         (194,730)         236,306
     End of year                                    15,538,528          813,420        1,048,593
-------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation          12,631,849        1,008,150          812,287
-------------------------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts,
   Options and Foreign Currencies                   12,935,766          673,033        1,669,900
-------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations            $ 13,160,656     $    734,575     $  2,613,515
=================================================================================================

                                See Notes to Financial Statements.

                                                                              25


================================================================================
 Statements of Changes in Net Assets
================================================================================
                                                      Years Ended October 31,
                                                 ------------------------------
Smith Barney International Equity Portfolio           1996            1995
================================================================================
OPERATIONS:
  Net investment income                          $     224,890    $      86,074
  Net realized gain (loss)                             303,917       (1,329,860)
  Increase in net unrealized appreciation           12,631,849        2,520,365
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            13,160,656        1,276,579
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (75,105)            --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (75,105)            --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                  78,935,547       38,693,155
  Net asset value of shares issued
    for reinvestment of dividends                       75,105             --
  Cost of shares reacquired                         (2,312,077)        (242,713)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         76,698,575       38,450,442
--------------------------------------------------------------------------------
Increase in Net Assets                              89,784,126       39,727,021

NET ASSETS:
  Beginning of year                                 53,538,452       13,811,431
--------------------------------------------------------------------------------
  End of year*                                   $ 143,322,578    $  53,538,452
================================================================================
* Includes undistributed net investment
    income of:                                   $     159,473    $      74,756
================================================================================

                       See Notes to Financial Statements.

26


================================================================================
 Statements of Changes in Net Assets (continued)
================================================================================
                                                     Years Ended October 31,
                                                  -----------------------------
Smith Barney Pacific Basin Portfolio                   1996            1995
================================================================================
OPERATIONS:
  Net investment income (loss)                    $     61,542     $    (14,162)
  Net realized loss                                   (335,117)        (318,221)
  Increase (decrease) in net unrealized
    appreciation                                     1,008,150         (229,837)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Operations                                         734,575         (562,220)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                (25,705)            --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (25,705)            --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                  12,262,188        4,389,864
  Net asset value of shares issued
    for reinvestment of dividends                       25,705             --
  Cost of shares reacquired                         (3,461,355)        (944,296)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          8,826,538        3,445,568
--------------------------------------------------------------------------------
Increase in Net Assets                               9,535,408        2,883,348
NET ASSETS:
  Beginning of year                                  7,121,667        4,238,319
--------------------------------------------------------------------------------
  End of year*                                    $ 16,657,075     $  7,121,667
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                     $    110,678     $    (41,342)
================================================================================

                       See Notes to Financial Statements.

                                                                              27


================================================================================
 Statements of Changes in Net Assets (continued)
================================================================================
                                                     Years Ended October 31,
                                                  -----------------------------
GT Global Strategic Income Portfolio                   1996             1995
================================================================================
OPERATIONS:
  Net investment income                           $    943,615     $    385,183
  Net realized gain (loss)                             857,613          (60,795)
  Increase in net unrealized appreciation              812,287          258,297
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             2,613,515          582,685
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (385,932)         (34,436)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (385,932)         (34,436)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                   9,268,494        5,781,130
  Net asset value of shares issued
    for reinvestment of dividends                      385,932           31,412
  Cost of shares reacquired                         (1,126,715)        (587,696)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                          8,527,711        5,224,846
--------------------------------------------------------------------------------
Increase in Net Assets                              10,755,294        5,773,095
NET ASSETS:
  Beginning of year                                  8,396,944        2,623,849
--------------------------------------------------------------------------------
  End of year*                                    $ 19,152,238     $  8,396,944
================================================================================
* Includes undistributed net investment
    income of:                                    $    756,823     $    325,186
================================================================================

                       See Notes to Financial Statements.

28


================================================================================
 Notes to Financial Statements
================================================================================

    1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolios") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Income and Growth, Smith Barney Money Market, TBC Managed Income and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) expenses are charged to each Portfolio;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed


                                                                              29


================================================================================
 Notes to Financial Statements (continued)
================================================================================

are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of GT Global Strategic Income Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $122 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. Travelers Investment Adviser, Inc., ("TIA"), an affiliate of SBMFM, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"), pursuant to the Transfer and Assumption of Management Agreement, from SBMFM to TIA, dated September 3, 1996. SBIE and SBPB pay SBMFM a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio, respectively. GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly. The investment manager waived a portion of its management fee for SBPB and GTGSI for the year ended October 31, 1996.

     TIA has entered into a subadvisory agreement with LGT Asset Management, Inc. ("LGT"). Pursuant to the subadvisory agreement, LGT is responsible for the day-to-day portfolio operations and investment decisions for GTGSI. TIA pays LGT with regard to GTGSI, a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.



30


================================================================================
Notes to Financial Statements (continued)
================================================================================
     TIA has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). From its management fee, TIA pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

     SBMFM provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to the Portfolio.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. SB also acts as broker for certain portfolio transactions. For the year ended October 31, 1996, SB received brokerage commissions of $17,005.

     All officers and two Directors of the Fund are employees of SB.

     The Fund has an arrangement with its custodian, The Bank of New York, where custody earnings credits are earned on available cash balances. These credits offset custody fees which may be charged to the Portfolios. These credits totalled $54,177, $22,080 and $16,400 for the SBIE, SBPB and GTGSI, respectively, for the year ended October 31, 1996.

     3. INVESTMENTS

     For the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                            SB             SB       GT Global
                                       International     Pacific    Strategic
                                          Equity          Basin       Income
================================================================================
Purchases                             $115,131,035   $15,775,372  $32,400,728
--------------------------------------------------------------------------------
Sales                                   39,961,994     6,946,772   24,587,383
================================================================================

    At October 31, 1996, the gross unrealized appreciation and depreciation of investments were as follows:

                                            SB             SB        GT Global
                                       International     Pacific     Strategic
                                          Equity          Basin       Income
================================================================================
Gross unrealized appreciation*         $22,252,150    $1,675,683   $1,151,395
Gross unrealized depreciation*          (6,697,055)     (854,720)     (83,609)
--------------------------------------------------------------------------------
Net unrealized appreciation*           $15,555,095     $ 820,963   $1,067,786
================================================================================

* Substantially the same for Federal income tax purposes.

                                                                              31


================================================================================
Notes to Financial Statements (continued)
================================================================================

     4. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $950,000 and $757,000 for SBIE and SBPB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryovers amounts are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                                 2003          2004
================================================================================
SBIE                                                   $950,000            --
--------------------------------------------------------------------------------
SBPB                                                    305,000      $452,000
================================================================================


     5. FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1996, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                  Local       Market    Settlement  Unrealized
Foreign Currency                Currency       Value       Date     Gain (Loss)
================================================================================
Smith Barney International Equity

To Sell:
Singapore Dollar                 153,069    $  108,645   11/2/96        $ (530)
Singapore Dollar                 150,865       107,094   11/5/96          (655)
Singapore Dollar                  82,162        58,327   11/6/96          (216)
--------------------------------------------------------------------------------
                                               274,066                  (1,401)
--------------------------------------------------------------------------------
To Buy:
Australian Dollar                180,586       143,216   11/1/96           743
Australian Dollar                202,734       160,762   11/4/96           339
Australian Dollar                688,719       546,090   11/6/96         1,038
Australian Dollar                248,070       196,689   11/7/96           217
Norwegian Krone                2,233,180       350,319   11/4/96            43
--------------------------------------------------------------------------------
                                             1,397,076                   2,380
--------------------------------------------------------------------------------
Total Unrealized Gain
  on Forward Foreign
  Currency Contracts                                                     $ 979
================================================================================

32


================================================================================
Notes to Financial Statements (continued)
================================================================================

                                  Local       Market    Settlement  Unrealized
Foreign Currency                Currency       Value       Date     Gain (Loss)
================================================================================
Smith Barney Pacific Basin

To Sell:
Japanese Yen                  95,090,667     $ 836,488   11/4/96        $ (893)
Malaysian Ringgit                 30,531        12,081   11/4/96            (7)
Singapore Dollar                 969,372       687,986   11/4/96          (732)
--------------------------------------------------------------------------------
Total Unrealized Loss
  on Forward Foreign
  Currency Contracts                                                   $(1,632)
================================================================================

GT Global Strategic Income

To Sell:
Australian Dollar                125,000      $ 99,090  11/12/96      $ (2,302)
Canadian Dollar                  585,000       436,956  11/29/96        (5,905)
German Deutschemark              600,000       396,609   11/4/96         9,947
German Deutschemark            2,095,000     1,384,912   11/5/96        45,484
German Deutschemark              498,000       329,369  11/13/96         9,188
German Deutschemark            3,570,000     2,363,188  11/27/96         8,250
German Deutschemark            1,050,000       659,727  12/11/96         2,026
Italian Lira                 755,900,000       495,477   1/21/97        (6,759)
Japanese Yen                  25,600,000       225,227   11/5/96        14,660
Japanese Yen                   9,125,000        80,543  11/29/96         2,438
New Zealand Dollar               285,900       201,596  11/29/96        (5,335)
Swedish Krone                  2,220,000       337,941   1/21/97        (2,132)
--------------------------------------------------------------------------------
                                             7,010,635                  69,560
--------------------------------------------------------------------------------
To Buy:
Australian Dollar                125,000        99,089  11/12/96           331
German Deutschemark              600,000       396,609   11/4/96       (14,674)
German Deutschemark            2,475,000     1,636,113   11/5/96       (43,592)
German Deutschemark              498,000       329,369  11/13/96        (9,266)
German Deutschemark            2,510,000     1,661,513  11/27/96       (24,550)
Japanese Yen                   9,125,000        80,543  11/29/96        (2,943)
New Zealand Dollar               285,900       201,596  11/29/96         4,769
--------------------------------------------------------------------------------
                                             4,404,832                 (89,925)
--------------------------------------------------------------------------------
Total Unrealized Loss
  on Forward Foreign
  Currency Contracts                                                  $(20,365)
================================================================================


     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of


                                                                              33


================================================================================
Notes to Financial Statements (continued)
================================================================================

each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At October 31, 1996, there were no open futures contracts.

     7. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, GTGSI held three purchased call options with a cost of $57,995.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes.



34


================================================================================
Notes to Financial Statements (continued)
================================================================================
The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call option transactions occurred during the year ended October 31, 1996 in GTGSI:

                                                                     Number of
                                                      Premiums       Contracts
================================================================================
Options written, outstanding at October 31, 1995          $ 0               0
Options written during the fiscal year                 10,475         467,000
Options cancelled in closing purchase transactions    (10,475)       (467,000)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1996          $ 0               0
================================================================================


     8. PORTFOLIO CONCENTRATION

     The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

     9. CAPITAL SHARES

     At October 31, 1996, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

                                                                              35


================================================================================
Notes to Financial Statements (continued)
================================================================================
   Transactions in shares of each Portfolio were as follows:

                                             Year Ended         Year Ended
                                          October 31, 1996   October 31, 1995
================================================================================
Smith Barney International Equity
Shares sold                                   6,840,983          3,823,913
Shares issued on reinvestment                     7,032                 --
Shares redeemed                                (191,267)           (26,232)
--------------------------------------------------------------------------------
Net Increase                                  6,656,748          3,797,681
================================================================================

Smith Barney Pacific Basin
Shares sold                                   1,262,559            477,242
Shares issued on reinvestment                     2,782                 --
Shares redeemed                                (352,741)          (101,281)
--------------------------------------------------------------------------------
Net Increase                                    912,600            375,961
================================================================================

GT Global Strategic Income
Shares sold                                     821,257            573,083
Shares issued on reinvestment                    35,504              3,338
Shares redeemed                                 (98,292)           (60,141)
--------------------------------------------------------------------------------
Net Increase                                    758,469            516,280
================================================================================

36



================================================================================
Financial Highlights
================================================================================
For a share of capital stock outstanding throughout each year:

Smith Barney International Equity Portfolio  1996          1995         1994(1)
===============================================================================
Net Asset Value, Beginning of Year          $10.48        $10.55        $10.00
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)             0.02          0.03*        (0.03)
  Net realized and unrealized gain (loss)     1.69         (0.10)         0.58
-------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.71         (0.07)         0.55
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.01)         --            --
-------------------------------------------------------------------------------
Total Distributions                          (0.01)         --            --
-------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.18        $10.48        $10.55
-------------------------------------------------------------------------------
Total Return                                 16.36%        (0.66)%        5.50%+++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $143,323       $53,538       $13,811
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 1.10%         1.44%         1.20%+
  Net investment income (loss)                0.23          0.25         (0.73)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                      41.32%        28.72%        --
-------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)             $0.02         $0.01         --
===============================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived part of its fees for the year ended October 31, 1994. If such fees were not waived and expense not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                                   Per Share            Without Fee Waiver,
                                Decrease to Net            Reimbursement
                               Investment Income        and Custody Credits
                               -----------------        -------------------
      1994                            $0.03                   2.00%+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. When the credits are taken into consideration the expenses ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                                                              37


================================================================================
 Financial Highlights (continued)
================================================================================
For a share of capital stock outstanding throughout each year:

Smith Barney Pacific Basin Portfolio           1996         1995         1994(1)
================================================================================
Net Asset Value, Beginning of Year            $8.95        $10.10        $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)              0.08         (0.04)*       (0.04)
  Net realized and unrealized gain (loss)      0.75         (1.11)         0.14
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.83         (1.15)         0.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.03)           --            --
--------------------------------------------------------------------------------
Total Distributions                           (0.03)           --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.75         $8.95        $10.10
--------------------------------------------------------------------------------
Total Return                                   9.26%       (11.58)%        1.00%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $16,657        $7,122        $4,238
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                  1.34%         1.83%         1.26%+
  Net investment income (loss)                 0.47         (0.51)        (0.93)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       58.94%        27.70%           --
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)              $0.02         $0.01            --
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                                   Per Share            Without Fee Waiver,
                               Decreases to Net          Reimbursement and
                               Investment Income          Custody Credits
                               -----------------        -------------------
      1996                            $0.02                   1.58%
      1995                             0.03                   2.23
      1994                             0.06                   2.82+

     In addition, during the year ended October 31, 1996 and 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


38


================================================================================
 Financial Highlights (continued)
================================================================================
For a share of capital stock outstanding throughout each period:

GT Global Strategic Income Portfolio          1996          1995         1994(1)
================================================================================
Net Asset Value, Beginning of Year           $10.77        $ 9.95        $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                     0.74          0.64*         0.17
  Net realized and unrealized gain (loss)      1.36          0.28         (0.22)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.10          0.92         (0.05)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.42)        (0.10)           --
--------------------------------------------------------------------------------
Total Distributions                           (0.42)        (0.10)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.45        $10.77        $ 9.95
--------------------------------------------------------------------------------
Total Return                                  19.97%         9.37%        (0.50)%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $19,152        $8,397        $2,624
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                  1.23%         1.47%         1.07%+
  Net investment income                        6.87          6.44          4.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                      192.36%       295.47%        56.34%
================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                                                        Without Fee Waiver,
                              Per Share Decreases        Reimbursement and
                           to Net Investment Income       Custody Credits
                           ------------------------      -----------------
      1996                            $0.02                   1.38%
      1995                             0.04                   1.93
      1994                             0.13                   4.53+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.
* Includes realized gains and losses from foreign currency transactions. +++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                                                              39


================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from June 16, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.



                                           /s/ KPMG Peat Marwick LLP

New York, New York
December 19, 1996




40


TRAVELERS SERIES
FUND INC.


DIRECTORS
Victor K. Atkins
Jessica M. Bibliowicz
Alger B. Chapman
A. E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart


OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller


SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]


INVESTMENT MANAGERS
Smith Barney Mutual Funds
Management Inc.

Travelers Investment
Advisers, Inc.


DISTRIBUTOR
Smith Barney Inc.


CUSTODIAN
The Bank of New York


ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183


This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

TRAVELERS SERIES FUND INC.
388 Greenwich Street
New York, New York 10013


IN0252 12/96

ANNUAL REPORT

1996
1996
1996
1996
1996



TRAVELERS SERIES
FUND INC.

SMITH BARNEY INCOME
AND GROWTH PORTFOLIO

ALLIANCE GROWTH PORTFOLIO

VAN KAMPEN AMERICAN
CAPITAL ENTERPRISE PORTFOLIO

----------------------------
OCTOBER 31, 1996


[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

================================================================================
Smith Barney Income and Growth, Alliance Growth
and Van Kampen American Capital Enterprise Portfolios
================================================================================


Dear Shareholder:

We are pleased to bring you the annual report of the Travelers Series Fund Inc. -- Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios, which covers the year ended October 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow in the report.

Portfolio Highlights

Smith Barney Income and Growth Portfolio

For the year ended October 31, 1996, the Smith Barney Income and Growth Portfolio had a total return of 24.55% as compared to the total return of 18.12% for its Lipper growth fund peer group average over the same period. (Lipper Analytical Services, Inc. is a major fund tracking organization.) In selecting stocks for the Income and Growth Portfolio, we typically choose large-capitalization companies that have an above-market dividend yield and assets undervalued by the marketplace. We look to find a fundamental improvement underway, such as a new product development or new management, the positive effect of which has not yet been reflected in the stock price.

In addition, we seek to employ a conservative, highly disciplined and bottom-up approach to investing. This means that individual stock selection is more influential to the overall performance of the Portfolio rather than the present or future condition of the economy, financial markets or particular market sectors.

During the spring and summer of 1996, concerns about the pace of economic growth caused an increase in volatility in the bond market. A generally positive stock market was interrupted in July when earnings disappointments by a few prominent corporations caused some investors to believe their stock prices had become overvalued and this resulted in a relatively sharp sell-off. In retrospect, those investor concerns proved unfounded which set the stage for the stock market's current rally. Moreover, with inflation apparently under control, an economy that is neither too hot nor too cold and stock funds taking in more than $200 billion so far this calendar year, conditions in the financial markets continue to be ideal.

Two new additions to the Income and Growth Portfolio during the reporting period that demonstrate its value approach to investing are Unilever NV and Union Pacific Corp. With sales of approximately $50 billion in 1995, Unilever is one of the largest consumer products companies in the world and recently reported a net profit of $781 million for the third quarter. In our view, Unilever remains an attractive and unique growth story because of its excellent overseas distribution system, strong competitive position in the emerging markets and low relative value versus its international peer group. After Unilever purchased U.S.-based Helene Curtis earlier in the year, there were some questions as to why the British and Dutch food and household products giant wanted to be in the highly competitive, low margin U.S. personal-care products business.

Unilever didn't and subsequently announced plans to sell the U.S. portion of Helene Curtis' business to a Japanese company while retaining the international side. In our view, this was an excellent business maneuver by Unilever which further strengthened Unilver's already formidable international presence. We believe this maneuver demonstrates Unilever management's commitment to enhancing shareholder value.

Union Pacific Corp. is another company whose stock, we believe, is undervalued and thus has excellent upside potential. On October 15, 1996, the company spun-off Union Pacific Resources, its natural gas exploration subsidiary, to concentrate on improving the performance of Union Pacific Railroad, its core railroad business. (In recent years, Union Pacific Railroad has been losing market share to smaller, more efficient railroads.) In addition to spinning off a cyclical and challenging natural resource business, Union Pacific Railroad merged with Southern Pacific on September 11, 1996. We believe the combination of these two railroads makes perfect strategic sense and will result in a stronger and more profitable railroad, especially in the western region of the U.S. where it owns most of the key routes.

Looking ahead, we expect that the U.S. economy will continue to grow slowly and corporate earnings improvements will be harder to achieve. We therefore plan to look for companies with strong overseas businesses that can grow earnings abroad in order to offset what may be lower earnings from a slowing U.S. economy.

Alliance Growth Portfolio

For the twelve months ended October 31, 1996, the Alliance Growth Portfolio had a total return of 26.55% as compared to the total return of 18.12% for its Lipper growth fund peer group average over the same time period.

The Alliance Growth Portfolio began the fiscal year overweighted in technology and financial services company stocks. Because they believed these industries offered both outstanding growth potential and reasonable values, the portfolio managers increased the Alliance Growth Portfolio's emphasis in these industries throughout the year.

The portfolio managers also believe that the communications and computer industries are still in the relatively early stages of a multi-year boom driven primarily by the transition from analog to digital technology which is taking place throughout the world. The Alliance Growth Portfolio's significant holdings in companies such as Cisco Systems, Intel and MFS Communications are companies that they believe are well positioned to benefit from this ongoing revolution.

Another sector that performed well for the Alliance Growth Portfolio during the reporting period is its broadly diversified holdings in financial services companies, an industry with attractive long-term growth potential that continues to benefit from lower interest rates.

The current environment of moderate U.S. economic growth, benign inflation and declining interest rates remains positive for stocks. While the Portfolio's managers expect no near-term changes, they do report that recent stock market returns have been well above the long-term trend.

Van Kampen American Capital Enterprise Portfolio

For the year ended October 31, 1996, the Van Kampen American Capital Enterprise Portfolio generated a total return of 23.35% as compared to its Lipper Analytical Services, Inc. growth fund peer group total return average of 18.12%.

Managed with a consistent investment philosophy, the Van Kampen American Capital Enterprise Portfolio looks to own companies with positive future fundamentals and whose stocks are attractively priced. The portfolio managers believe that the best return potential has usually been achieved by a disciplined focus on stock selection. In selecting stocks, the Van Kampen American Capital Enterprise Portfolio generally looks for stocks that meet at least one of the following criteria:

-- Accelerating earnings growth

-- Consistent earnings growth

-- Better-than-expected fundamentals

-- A fundamental change in a company, industry or regulatory environment

As long as their original criteria for purchasing a particular stock hold true and its value remains relatively attractive, it usually remains in the Van Kampen American Capital Enterprise Portfolio. With U.S. corporate growth slowing down, it has become more difficult for many companies to maintain high earnings growth. Because earnings outlook is a primary factor for selecting stocks, the portfolio managers have been especially diligent in monitoring the outlook for their holdings.

During the twelve months under review, the portfolio managers also believed that the financial services industry was particularly attractive. With industry consolidation helping to contain costs and increase profitability, many consumer financial companies performed particularly well. The Van Kampen American Capital Enterprise Portfolio benefited from favorable returns from Aames Financial Corp., Money Store and RAC Financial Group. Moreover, the Portfolio's performance was helped by private mortgage insurers such as CMAC Investment Corp. and MGIC Investment Corp.

Another bright spot for the Van Kampen American Capital Enterprise Portfolio was consumer distribution companies, particularly grocery stores. During the past twelve months, Safeway, Vons Companies and Kroger were added to the portfolio in order to capitalize on their consistent earnings growth potential. Supermarkets provide basic products for which consumer demand had remained relatively constant which we believe is a key to earnings and stock price stability in a slower economy. In addition, the managers decreased their holdings in the utilities industry, particularly their exposure to long-distance telephone companies. Recent deregulation will make this industry more competitive in the short term, which the managers of the Van Kampen American Capital Enterprise Portfolio believe does not bode well for the telephone companies' future earnings growth.

In closing, thank you for investing in the Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios. We look forward to helping you to achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman and Chief Executive Officer

December 2, 1996

================================================================================
                    Smith Barney Income and Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                      Net Asset Value
                    -------------------
                    Beginning    End of    Income      Capital Gain     Total
Year Ended           of Year      Year    Dividends    Distributions   Returns+
================================================================================
10/31/96              $12.12     $14.84     $0.17        $0.05           24.55%
--------------------------------------------------------------------------------
10/31/95               10.14      12.12      0.06         0.00           20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00      10.14      0.00         0.00            1.40+++
================================================================================
Total                                       $0.23        $0.05
================================================================================


================================================================================
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                      Net Asset Value
                    -------------------
                    Beginning    End of    Income      Capital Gain     Total
Year Ended           of Year      Year    Dividends    Distributions   Returns+
================================================================================
10/31/96              $13.28     $16.30     $0.09        $0.32           26.55%
--------------------------------------------------------------------------------
10/31/95               10.65      13.28      0.02         0.10           26.19
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00      10.65      0.00         0.00            6.50+++
================================================================================
Total                                       $0.11        $0.42
================================================================================


================================================================================
                Van Kampen American Capital Enterprise Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                      Net Asset Value
                    -------------------
                    Beginning    End of    Income      Capital Gain     Total
Year Ended           of Year      Year    Dividends    Distributions   Returns+
================================================================================
10/31/96              $12.89     $15.37     $0.04        $0.40           23.35%
--------------------------------------------------------------------------------
10/31/95               10.38      12.89      0.02         0.03           24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00      10.38      0.00         0.00            3.80+++
================================================================================
Total                                       $0.06        $0.43
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

                              Smith Barney     Alliance         Van Kampen
                               Income and       Growth        American Capital
                            Growth Portfolio   Portfolio    Enterprise Portfolio
================================================================================
Year Ended 10/31/96              24.55%         26.55%             23.35%
--------------------------------------------------------------------------------
6/16/94* through 10/31/96        19.01          25.02              21.76
================================================================================


================================================================================
Cumulative Total Return+
================================================================================

                              Smith Barney     Alliance         Van Kampen
                               Income and       Growth        American Capital
                            Growth Portfolio   Portfolio    Enterprise Portfolio
================================================================================
6/16/94* through 10/31/96        51.82%         70.07%             59.72%
================================================================================

+ Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the Smith Barney Income and Growth Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 1996

                                   [GRAPHIC]


                            Smith Barney Income                     S&P 500
Date                        and Growth Portfolio                     Index
----                        --------------------                     -----
6/16/94                          $10,000                            $10,000
10/94                            $10,140                            $10,324
10/95                            $12,189                            $13,053
10/31/96                         $15,182                            $16,018


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Income and Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 1996


                                   [GRAPHIC]

                   Alliance
                    Growth                S&P 500         Russell 1000
Date               Portfolio               Index             Index
----               ---------               -----             -----
6/16/94             $10,000               $10,000            $10,000
10/94               $10,650               $10,324            $10,191
10/95               $13,428               $13,053            $12,612
10/31/96            $17,007               $16,018            $15,501


+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
              Van Kampen American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 1996


                                   [GRAPHIC]

                                 Van Kampen
                                  American
                                  Capital
                                 Enterprise                          S&P 500
Date                             Portfolio                            Index
----                             ----------                           -----
6/16/94                           $10,000                            $10,000
10/94                             $10,380                            $10,324
10/95                             $12,948                            $13,053
10/31/96                          $15,972                            $16,018


+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen
  American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Schedules of Investments                                        October 31, 1996
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
COMMON STOCKS -- 89.4%
Advertising -- 0.3%
     17,500   MARC, Inc.                                            $   420,000
--------------------------------------------------------------------------------
Aerospace -- 2.0%
     20,000   Honeywell, Inc.                                         1,242,500
      6,000   Lockheed Martin Corp.                                     537,750
      8,000   United Technologies Corp.                               1,030,000
--------------------------------------------------------------------------------
                                                                      2,810,250
--------------------------------------------------------------------------------
Auto Related -- 2.4%
    150,000   Federal Mogul Corp.                                     3,356,250
--------------------------------------------------------------------------------
Banks -- 5.0%
     40,000   Bankers Trust of New York Corp.                         3,380,000
     18,720   Chase Manhattan Corp.                                   1,605,240
     70,000   Great Western Financial Corp.                           1,960,000
--------------------------------------------------------------------------------
                                                                      6,945,240
--------------------------------------------------------------------------------
Building Products -- 1.2%
     60,000   Stanley Works                                           1,695,000
--------------------------------------------------------------------------------
Capital Goods -- 5.6%
     30,000   Corning Inc.                                            1,162,500
     30,000   Emerson Electric Co.                                    2,670,000
     40,000   General Electric Co.                                    3,870,000
--------------------------------------------------------------------------------
                                                                      7,702,500
--------------------------------------------------------------------------------
Chemicals -- 5.1%
     40,000   B.F. Goodrich Co.                                       1,695,000
     20,000   Lyondell Petrochemical Co.                                425,000
     40,000   Monsanto Co.                                            1,585,000
     80,000   Olin Corp.                                              3,400,000
--------------------------------------------------------------------------------
                                                                      7,105,000
--------------------------------------------------------------------------------
Conglomerate -- 3.4%
     80,000   National Service Industries, Inc.                       2,760,000
     40,000   Tenneco Inc.                                            1,980,000
--------------------------------------------------------------------------------
                                                                      4,740,000
--------------------------------------------------------------------------------
Consumer Financing -- 1.3%
     20,000   Household International, Inc.                           1,770,000
--------------------------------------------------------------------------------
Energy -- 14.4%
     60,000   Ashland Inc.                                            2,550,000
     80,000   Dresser Industries Inc.                                 2,630,000
     50,000   Enron Global Power & Pipelines                          1,406,250
     15,000   Mobil Oil Corp.                                         1,751,250
     70,000   Panenergy Corp.                                         2,695,000
      8,000   Royal Dutch Petroleum Co.                               1,323,000
     17,000   Texaco Inc.                                             1,727,625
     42,347   Union Pacific Resources Group                           1,164,543


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Energy -- 14.4% (continued)
     90,000   Unocal Corp.                                          $ 3,296,250
     60,000   Valero Energy Corp.                                     1,425,000
--------------------------------------------------------------------------------
                                                                     19,968,918
--------------------------------------------------------------------------------
Financial Services -- 1.9%
     80,000   Deluxe Corp.                                            2,610,000
--------------------------------------------------------------------------------
Food/Supermarkets -- 4.2%
     70,000   Giant Foods Inc., Class A Shares                        2,362,500
     80,000   Interstate Bakeries Corp.                               3,390,000
--------------------------------------------------------------------------------
                                                                      5,752,500
--------------------------------------------------------------------------------
Household Products -- 6.5%
     40,000   Kimberly-Clark Corp.                                    3,730,000
     35,000   Tambrands, Inc.                                         1,491,875
     25,000   Unilever NV                                             3,821,875
--------------------------------------------------------------------------------
                                                                      9,043,750
--------------------------------------------------------------------------------
Insurance -- 5.6%
     40,000   Allstate Corp.                                          2,245,000
     30,000   ITT Hartford Group                                      1,890,000
     40,000   Provident Life & Accident Insurance Co. of America      1,485,000
     40,000   St. Paul Cos., Inc.                                     2,175,000
--------------------------------------------------------------------------------
                                                                      7,795,000
--------------------------------------------------------------------------------
Medical Products & Supplies -- 2.6%
     16,000   Allegiance Corp.                                          300,000
     80,000   Baxter International, Inc.                              3,330,000
--------------------------------------------------------------------------------
                                                                      3,630,000
--------------------------------------------------------------------------------
Mining -- 1.1%
     10,000   Cleveland Cliffs, Inc.                                    410,000
     20,000   Reynolds Metals Co.                                     1,125,000
--------------------------------------------------------------------------------
                                                                      1,535,000
--------------------------------------------------------------------------------
Office Products -- 2.9%
      4,000   Imation Corp.                                             109,500
     50,000   Minnesota Mining & Manufacturing Co.                    3,831,250
--------------------------------------------------------------------------------
                                                                      3,940,750
--------------------------------------------------------------------------------
Paper -- 1.2%
     40,000   International Paper Co.                                 1,710,000
--------------------------------------------------------------------------------
Pharmaceuticals -- 7.1%
     50,000   American Home Products Corp.                            3,062,500
     20,000   Bristol Myers Squibb                                    2,115,000
     30,000   Eli Lilly & Co.                                         2,115,000
     70,000   Pharmacia & Upjohn, Inc.                                2,520,000
--------------------------------------------------------------------------------
                                                                      9,812,500
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                    SMITH BARNEY INCOME AND GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Photography -- 2.9%
     50,000   Eastman Kodak Co.                                     $ 3,987,500
--------------------------------------------------------------------------------
Publishing -- 1.0%
     40,000   New York Times Co., Class A Shares                      1,445,000
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.6%
     20,000   Crescent Real Estate Equities Inc.                        835,000
--------------------------------------------------------------------------------
Retail/Department Stores -- 2.6%
     50,000   J.C. Penney Corp.                                       2,625,000
     20,000   Sears Roebuck & Co.                                       967,500
--------------------------------------------------------------------------------
                                                                      3,592,500
--------------------------------------------------------------------------------
Telecommunications -- 2.5%
     60,000   GTE Corp.                                               2,527,500
     20,000   Nynex Corp.                                               890,000
--------------------------------------------------------------------------------
                                                                      3,417,500
--------------------------------------------------------------------------------
Transportation -- 2.7%
     13,000   Alexander Baldwin Inc.                                    320,125
     60,000   Union Pacific Corp.                                     3,367,500
--------------------------------------------------------------------------------
                                                                      3,687,625
--------------------------------------------------------------------------------
Utility -- 3.3%
     60,000   Dominion Resources, Inc.                                2,265,000
     80,000   Entergy Corp.                                           2,240,000
--------------------------------------------------------------------------------
                                                                      4,505,000
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost-- $107,755,608)                                 123,812,783
================================================================================
PREFERRED STOCKS -- 0.7%
HMO -- 0.4%
     20,000   FHP International Corp., Convertible 5.00%, Series A      575,000
--------------------------------------------------------------------------------
Mining -- 0.1%
      6,000   Freeport McMoRan, Series B                                197,250
--------------------------------------------------------------------------------
Publishing -- 0.2%
     10,095   Times Mirror Co., Series B                                271,303
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCKS
              (Cost-- $939,458)                                       1,043,553
================================================================================

 FACE
AMOUNT                           SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 9.9%
$13,719,000   Chase Manhattan Bank, 5.472% due 11/1/96;
              Proceeds at maturity -- $13,721,085;
              (Fully collateralized by U.S. Treasury Bills
              due 10/16/97; Market value -- $13,993,380)
              (Cost -- $13,719,000)                                  13,719,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost-- $122,414,066*)                               $138,575,336
================================================================================


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
COMMON STOCKS -- 93.5%
Aerospace -- 0.6%
    106,000   Loral Space & Communications+                         $ 1,682,750
--------------------------------------------------------------------------------
Airlines -- 1.0%
    119,000   Continental Airlines Inc.+                              2,989,875
--------------------------------------------------------------------------------
Aluminum -- 0.5%
    108,000   Century Aluminum Co.                                    1,458,000
--------------------------------------------------------------------------------
Banks -- 5.3%
     53,504   Chase Manhattan Corp.                                   4,587,968
     57,000   First Chicago NBD Corp.                                 2,907,000
     69,000   First Union Corp.                                       5,019,750
     36,000   NationsBank Corp.                                       3,393,000
--------------------------------------------------------------------------------
                                                                     15,907,718
--------------------------------------------------------------------------------
Chemicals -- 0.7%
     47,000   WMX Technologies Inc.                                   1,615,625
     10,000   W.R. Grace & Co.+                                         530,000
--------------------------------------------------------------------------------
                                                                      2,145,625
--------------------------------------------------------------------------------
Commercial Services -- 2.0%
    237,750   CUC International Inc.                                  5,824,875
--------------------------------------------------------------------------------
Computer Services -- 6.9%
    210,600   Ceridian Corp.+                                        10,451,025
     95,000   Electronic Data Systems Corp.                           4,275,000
    203,375   Sterling Commerce Inc.+                                 5,719,922
--------------------------------------------------------------------------------
                                                                     20,445,947
--------------------------------------------------------------------------------
Diversified Operations -- 1.5%
    177,900   Canadian Pacific Ltd.                                   4,491,975
--------------------------------------------------------------------------------
Drugs -- 3.8%
     10,000   Amgen Inc.+                                               613,125
     21,000   Biogen Inc.+                                            1,564,500
     72,400   Merck & Co., Inc.                                       5,514,900
     35,000   Pfizer Inc.                                             2,896,250
     11,000   Schering-Plough Corp.                                     704,000
--------------------------------------------------------------------------------
                                                                     11,292,775
--------------------------------------------------------------------------------
Electronics -- 11.4%
    243,400   Cisco Systems Inc.+                                    15,060,375
    102,000   Cypress Semiconductor Corp.+                            1,096,500
    103,000   EMC Corp.+                                              2,703,750
    221,800   3Com Corp.+                                            14,999,225
--------------------------------------------------------------------------------
                                                                     33,859,850
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Financial Services -- 5.4%
     30,600   Dean Witter Discover & Co.                            $ 1,801,575
    135,000   Federal National Mortgage Association                   5,281,875
     41,700   MBNA Corp.                                              1,574,175
    499,400   Mercury Finance Co.                                     5,743,100
     99,600   Union Acceptance Corp.+                                 1,755,450
--------------------------------------------------------------------------------
                                                                     16,156,175
--------------------------------------------------------------------------------
Food and Beverages -- 0.2%
     21,000   Pepsico Inc.                                              622,125
--------------------------------------------------------------------------------
Holding Company - Diversified -- 0.8%
     46,000   ITT Corp.+                                              1,932,000
     15,900   TIG Holdings Inc.                                         459,112
--------------------------------------------------------------------------------
                                                                      2,391,112
--------------------------------------------------------------------------------
Hospital Supplies & Services -- 1.6%
     42,300   Medtronic Inc.                                          2,723,062
    102,000   Quest Medical Inc.+                                       650,250
     33,000   St. Jude Medical Inc.+                                  1,303,500
--------------------------------------------------------------------------------
                                                                      4,676,812
--------------------------------------------------------------------------------
Insurance -- 8.1%
    292,000   Acceptance Insurance Cos., Inc.+                        5,913,000
     78,450   American International Group Inc.                       8,521,631
     27,000   PennCorp Financial Group Inc.                             934,875
     38,900   Progressive Corp.                                       2,674,375
     62,100   The PMI Group Inc.                                      3,547,462
    151,600   Twentieth Century Industries, Inc.+                     2,425,600
--------------------------------------------------------------------------------
                                                                     24,016,943
--------------------------------------------------------------------------------
Office Equipment and Services -- 1.8%
     37,500   Compaq Computer Corp.+                                  2,610,937
     60,600   Xerox Corp.                                             2,810,325
--------------------------------------------------------------------------------
                                                                      5,421,262
--------------------------------------------------------------------------------
Oil Related -- 3.2%
  1,143,000   Gulf Canada Resources Ltd.+                             7,858,125
     36,700   National-Oilwell Inc.+                                    853,275
     31,102   Union Pacific Resources Group+                            855,293
--------------------------------------------------------------------------------
                                                                      9,566,693
--------------------------------------------------------------------------------
Printing, Publishing and Broadcasting -- 3.3%
     58,400   Argyle Television Inc., Class A Shares+                 1,620,600
    413,500   Tele-Communications Inc., Class A Shares+               5,142,906
     46,125   Tele-Communications Liberty Media Group,
              Class A Shares+                                         1,187,719
     56,200   Time Warner Inc.                                        2,093,450
--------------------------------------------------------------------------------
                                                                     10,044,675
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Protection - Safety -- 0.7%
    114,000   ADT Ltd.+                                             $ 2,251,500
--------------------------------------------------------------------------------
Transportation -- 0.6%
     31,724   Union Pacific Corp.                                     1,780,496
--------------------------------------------------------------------------------
Real Estate -- 6.1%
    100,000   Arden Realty Group Inc.+                                2,262,500
    203,200   Castle & Cooke Inc.+                                    3,124,200
     93,000   JP Realty Inc.                                          2,115,750
    250,000   Koger Equity Inc.+                                      3,906,250
    131,900   Macerich Co.                                            2,901,800
     74,000   Prentiss Properties Trust+                              1,526,250
     55,000   Summit Properties Inc.                                  1,079,375
     40,000   Sun Communities Inc.                                    1,145,000
--------------------------------------------------------------------------------
                                                                     18,061,125
--------------------------------------------------------------------------------
Restaurants -- 0.8%
    125,000   American General Hospitality                            2,484,375
--------------------------------------------------------------------------------
Retail -- 5.4%
    209,500   Autozone Inc.+                                          5,368,437
     32,300   Lowe's Cos., Inc.+                                      1,384,863
     48,000   Micro Warehouse Inc.+                                   1,104,000
     77,800   Sears Roebuck & Co.                                     3,763,575
    172,000   Wal-Mart Corp.                                          4,579,500
--------------------------------------------------------------------------------
                                                                     16,200,375
--------------------------------------------------------------------------------
Technology - Computer Software -- 5.9%
     70,000   Informix Corp.+                                         1,553,125
     39,000   Microsoft Corp.+                                        5,352,750
    100,700   Oracle Corp.+                                           4,260,870
     32,000   Seagate Technology Inc.+                                2,136,000
    127,700   Sterling Software Inc.+                                 4,150,250
--------------------------------------------------------------------------------
                                                                     17,452,995
--------------------------------------------------------------------------------
Technology - Semi-Conductor -- 5.4%
    129,400   Intel Corp.                                            14,217,825
    104,400   National Semiconductor Corp.+                           2,009,700
--------------------------------------------------------------------------------
                                                                     16,227,525
--------------------------------------------------------------------------------
Telecommunications -- 6.6%
     15,400   Airtouch Communications Inc.+                             402,325
    130,000   Comcast Corp.                                           1,917,500
     40,000   Cox Communications Inc. Class A Shares+                   740,000
    230,044   MFS Communications Co., Inc.+                          11,430,705
     38,000   Millicom International Cellular SA+                     1,510,500
    114,000   Teleport Communications Group Inc.+                     2,793,000
     25,500   United States Cellular Corp.+                             749,063
--------------------------------------------------------------------------------
                                                                     19,543,093
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Tobacco -- 2.3%
     83,800   Loews Corp.                                           $ 6,758,725
--------------------------------------------------------------------------------
Toy Manufacturing -- 0.4%
     28,000   Hasbro Inc.                                             1,088,500
--------------------------------------------------------------------------------
Utility-Telephone -- 1.2%
     98,800   Telephone & Data Systems Inc.                           3,458,000
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost-- $236,278,925)                                 278,301,896
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 0.8%
Drugs -- 0.1%
     24,400   Gensia Pharmaceuticals Inc., Exchangeable $3.75++         347,700
--------------------------------------------------------------------------------
Electronics -- 0.7%
     22,000   MFS Communications Co, Inc., Exchangeable 8.00%         1,908,500
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost -- $1,994,976)                                    2,256,200
================================================================================
 FACE
AMOUNT                           SECURITY                              VALUE
================================================================================
CONVERTIBLE BONDS -- 1.4%
Electronics -- 1.4%
$ 1,120,000   Altera Corp., 5.75% due 6/15/02++                       1,548,400
  1,300,000   3Com Corp., 10.25% due 11/1/01++                        2,700,750
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE BONDS
              (Cost-- $3,295,674)                                     4,249,150
================================================================================
SHORT-TERM INVESTMENTS -- 4.3%
  3,900,000   Federal Home Loan Bank
                Discount Note, 5.18% due 11/14/96                     3,892,705
  6,100,000   Federal Home Loan Bank
                Discount Note, 5.17% due 11/21/96                     6,082,479
  3,000,000   Federal Home Loan Mortgage Corp.
                Discount Note, 5.17% due 11/4/96                      2,998,708
--------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost-- $12,973,892)                                   12,973,892
================================================================================

              TOTAL INVESTMENTS -- 100%
              (Cost-- $254,543,467*)                               $297,781,138
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
COMMON STOCKS -- 93.2%
Advertising -- 1.0%
     21,900   Omnicom Group Inc.                                    $ 1,089,525
--------------------------------------------------------------------------------
Aircraft & Aerospace -- 2.8%
      8,000   Allied Signal, Inc.                                       524,000
     11,700   Boeing Co.                                              1,115,888
      6,100   Textron, Inc.                                             541,375
      6,900   United Technologies Corp.                                 888,375
--------------------------------------------------------------------------------
                                                                      3,069,638
--------------------------------------------------------------------------------
Automotive -- 1.2%
     16,200   Chrysler Corp.                                            544,725
     10,700   Harley Davidson Co.                                       482,838
      7,300   Lear Corp.                                                270,100
--------------------------------------------------------------------------------
                                                                      1,297,663
--------------------------------------------------------------------------------
Banking-Major -- 4.1%
     16,600   Bank of Boston Corp.                                    1,062,400
     12,700   BankAmerica Corp.                                       1,162,050
     19,100   Chase Manhattan Corp.                                   1,637,825
      6,500   Citicorp                                                  643,500
--------------------------------------------------------------------------------
                                                                      4,505,775
--------------------------------------------------------------------------------
Broadcast Media and Cable Television -- 0.7%
     26,850   Evergreen Media Corp., Class A Shares+                    724,950
--------------------------------------------------------------------------------
Chemicals -- 2.1%
     13,600   Cytec Industries Inc.+                                    486,200
     30,900   Praxair Inc.                                            1,367,325
     11,100   Union Carbide Corp.                                       473,138
--------------------------------------------------------------------------------
                                                                      2,326,663
--------------------------------------------------------------------------------
Communications -- 0.9%
     12,200   Ascend Communications Co.+                                797,575
     14,000   Octel Communications Corp.+                               222,250
--------------------------------------------------------------------------------
                                                                      1,019,825
--------------------------------------------------------------------------------
Consumer Durables -- 1.5%
      9,500   Black & Decker Corp.                                      355,063
     10,500   Nike, Inc.                                                618,188
      6,500   Procter & Gamble Co.                                      643,500
--------------------------------------------------------------------------------
                                                                      1,616,751
--------------------------------------------------------------------------------
Consumer Services -- 2.7%
     12,500   Career Horizons Inc.+                                     507,812
     36,100   Service Corp.                                           1,028,850
      9,500   UCAR International Inc.+                                  371,688
     18,000   Von Companies, Inc.                                       996,750
--------------------------------------------------------------------------------
                                                                      2,905,100
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Electrical Products -- 1.4%
     10,300   BMC Industries, Inc.                                  $   305,138
     12,100   Sanmina Corp.                                             553,575
     12,400   SCI Systems Inc.+                                         616,900
--------------------------------------------------------------------------------
                                                                      1,475,613
--------------------------------------------------------------------------------
Energy - Oil & Gas -- 3.7%
     14,000   Apache Corp.                                              497,000
     15,500   Texaco Inc.                                             1,575,188
     26,800   Panenergy Corp.                                         1,031,800
     18,000   Williams Co.                                              940,500
--------------------------------------------------------------------------------
                                                                      4,044,488
--------------------------------------------------------------------------------
Energy - Oilfield Services -- 2.2%
     10,000   Baker Hughes Inc.                                         356,250
     18,100   Phillips Petroleum Co.                                    742,100
     24,000   Smith International Inc.                                  912,000
      5,300   Transocean Offshore, Inc.                                 335,225
--------------------------------------------------------------------------------
                                                                      2,345,575
--------------------------------------------------------------------------------
Environmental Production/Services -- 1.6%
     33,100   United Waste Systems Inc.+                              1,137,813
     18,900   USA Waste Service Inc.+                                   604,800
--------------------------------------------------------------------------------
                                                                      1,742,613
--------------------------------------------------------------------------------
Financial Services -- 10.3%
     13,250   Aames Financial Corp.                                     591,281
      9,600   Alex Brown Inc.                                           544,800
     21,000   Equifax, Inc.                                             624,750
     86,000   Federal National Mortgage Association                   3,364,750
      6,500   First Bank System, Inc.                                   429,000
     31,200   Green Tree Financial Corp.                              1,236,300
     18,800   Merrill Lynch & Co., Inc.                               1,320,700
     20,600   Money Store                                               530,450
     15,300   RAC Financial Group, Inc.                                 918,000
      9,800   Raychem Corp.                                             765,625
     10,500   Student Loan Marketing Association                        868,875
--------------------------------------------------------------------------------
                                                                     11,194,531
--------------------------------------------------------------------------------
Gaming -- 0.2%
     15,900   Trump Hotels & Casino Resort Inc.+                        252,413
--------------------------------------------------------------------------------
Healthcare - Biotech -- 1.1%
     15,300   Amgen Inc.+                                               938,081
     11,000   ESC Medical Systems, Ltd.                                 303,875
--------------------------------------------------------------------------------
                                                                      1,241,956
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Healthcare - Hospital/Medical Services -- 5.4%
     12,000   Columbia HCA Healthcare Corp.                         $   429,000
     21,212   Health Management Association Inc.+                       466,664
     22,700   HealthSouth Rehabilitation+                               851,250
     19,100   Lincare Holdings Inc.+                                    716,250
     10,000   Medtronic Inc.                                            643,750
      8,100   Mentor Corp.                                              179,213
     18,200   Pfizer Inc.                                             1,506,050
     13,900   Physician Reliance Network+                                81,662
     19,200   Renal Treatment Centers Inc.+                             513,600
     19,600   Universal Health Service, Inc.                            490,000
--------------------------------------------------------------------------------
                                                                      5,877,439
--------------------------------------------------------------------------------
Healthcare - Pharmaceuticals -- 5.4%
     14,600   Bristol Myers Squibb Co.                                1,543,950
     27,100   Johnson & Johnson                                       1,334,675
     22,200   Merck & Co., Inc.                                       1,645,575
     15,700   Schering-Plough Corp.                                   1,004,800
      9,900   Watson Pharmaceuticals Inc.                               330,413
--------------------------------------------------------------------------------
                                                                      5,859,413
--------------------------------------------------------------------------------
Hotels/Motels -- 1.8%
     19,400   Hilton Hotels Corp.                                       589,275
     17,100   Marriott International Inc.                               972,563
     12,000   Promus Hotel Corp.                                        381,000
--------------------------------------------------------------------------------
                                                                      1,942,838
--------------------------------------------------------------------------------
Insurance -- 4.0%
     10,900   CMAC Investment Corp.                                     753,463
     20,300   Conseco Inc.                                            1,086,050
      8,000   MGIC Investment Corp.                                     549,000
     15,000   Penncorp Financial Group Inc.                             519,375
     39,400   SunAmerica, Inc.                                        1,477,500
--------------------------------------------------------------------------------
                                                                      4,385,388
--------------------------------------------------------------------------------
Machine - Diversified -- 0.2%
      2,900   Air Products & Chemical, Inc.                             174,000
--------------------------------------------------------------------------------
Manufacturing -- 2.6%
      4,100   AK Steel Holding Corp.                                    145,550
     18,200   Deere & Co.                                               759,850
     10,400   Dover Corp.                                               534,300
      7,700   Illinois Tool Works Inc.                                  540,925
      8,100   Input/Output Inc.                                         240,975
     12,100   Tyco International Ltd.                                   600,462
--------------------------------------------------------------------------------
                                                                      2,822,062
--------------------------------------------------------------------------------
Retail - Department/Discount -- 2.3%
     13,500   Ross Stores, Inc.                                         560,250


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Retail - Department/Discount-- 2.3% (continued)
     26,500   Sears Roebuck & Co.                                  $  1,281,938
     17,700   TJX Co.                                                   708,000
--------------------------------------------------------------------------------
                                                                      2,550,188
--------------------------------------------------------------------------------
Retail - Food/Drugs -- 4.6%
     15,400   Boston Chicken, Inc.                                      560,175
     51,400   Eckerd Drugs Corp.+                                     1,426,350
     15,000   General Nutrition Co.                                     273,750
     20,200   Kroger Inc.+                                              901,425
     43,100   Safeway Inc.+                                           1,847,913
--------------------------------------------------------------------------------
                                                                      5,009,613
--------------------------------------------------------------------------------
Retail - Specialty -- 4.3%
     13,000   Bed Bath & Beyond                                         328,250
      4,000   Compuware                                                 211,000
      9,700   Fila Holding ADS                                          698,400
     11,800   Gap Inc.                                                  342,200
     16,500   Liz Claiborne Inc.                                        697,125
     16,500   Lowes Companies, Inc.                                     666,188
     18,400   Nautica Enterprises Inc.+                                 565,800
     15,600   Tiffany & Co.                                             577,200
     10,200   Tommy Hilfiger+                                           530,400
--------------------------------------------------------------------------------
                                                                      4,616,563
--------------------------------------------------------------------------------
Technology - Computer Software -- 8.0%
     15,500   BMC Software+                                           1,286,500
     17,925   Cadence Design Systems Inc.+                              654,263
      8,200   CHS Electronics, Inc.                                      90,200
     38,350   Computer Associates International, Inc.                 2,267,444
     16,600   DST Systems Inc.                                          510,450
      9,600   Lucent Technologies Inc.+                                 451,200
     13,500   Medic Computer Systems Inc.+                              381,375
     11,400   Microsoft Corp.+                                        1,564,650
      7,800   Newbridge Networks Corp.+                                 246,675
     19,400   Oracle Systems+                                           820,863
      9,450   Wind River Systems+                                       401,624
--------------------------------------------------------------------------------
                                                                      8,675,244
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment-- 3.3%
     10,600   Compaq Computer Corp.+                                    738,025
     10,500   CompUSA                                                   485,625
     21,450   Staples Inc.+                                             399,506
     23,800   Sun Microsystems Inc.                                   1,451,800
     19,000   US Office Products Co.+                                   551,000
--------------------------------------------------------------------------------
                                                                      3,625,956
--------------------------------------------------------------------------------
Technology - Semiconductors -- 2.8%
      6,500   Altera Corp.                                              403,000


                       See Notes to Financial Statements.

================================================================================
Schedules of Investments (continued)                            October 31, 1996
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

SHARES                           SECURITY                              VALUE
================================================================================
Technology - Semiconductors -- 2.8% (continued)
      9,500   Analog Devices Inc.+                                 $    247,000
     10,000   Atmel Corp.+                                              253,750
     15,900   Intel Corp.                                             1,747,013
     12,000   Linear Technology Co.                                     402,000
--------------------------------------------------------------------------------
                                                                      3,052,763
--------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 4.4%
     24,100   Cisco Systems Inc.+                                     1,491,188
     15,000   Tellabs, Inc.                                           1,276,875
     21,500   3Com Corp.+                                             1,453,930
      9,600   U.S. Robotics Corp.+                                      603,600
--------------------------------------------------------------------------------
                                                                      4,825,593
--------------------------------------------------------------------------------
Telecommunications -- 2.1%
     14,000   ADC Telecommunications Inc.+                              957,250
     12,100   Aspect Telecommunications Corp.+                          719,950
     19,800   LCI International Inc.                                    631,125
--------------------------------------------------------------------------------
                                                                      2,308,325
--------------------------------------------------------------------------------
Tobacco -- 3.9%
     46,100   Philip Morris Cos., Inc.                                4,270,012
--------------------------------------------------------------------------------
Utilities - Telephone -- 0.6%
     28,000   WorldCom Inc.+                                            682,500
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost -- $86,149,829)                                 101,530,976
================================================================================
 FACE
AMOUNT                           SECURITY                              VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 6.8%
$ 1,380,000   U.S. Treasury Bills, 4.81% due 11/14/96                 1,377,603
    755,000   U.S. Treasury Bills, 5.19% due 11/14/96                   753,585
    130,000   U.S. Treasury Bills, 5.16% due 11/27/96                   129,515
    155,000   U.S. Treasury Bills, 4.85% due 11/29/96                   154,415
    995,000   U.S. Treasury Bills, 4.86% due 12/19/96                   988,546
    500,000   U.S. Treasury Bills, 4.92% due 12/19/96                   496,720
  1,585,000   U.S. Treasury Bills, 5.21% due 12/26/96                 1,572,384
  1,375,000   U.S. Treasury Bills, 5.01% due 1/30/97                  1,357,778
    555,000   U.S. Treasury Bills, 5.21% due 2/3/97                     547,450
--------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost -- $7,377,996)                                    7,377,996
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $93,527,825*)                               $108,908,972
================================================================================

 +   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

============================================================================================================
Statements of Assets and Liabilities                                                        October 31, 1996
============================================================================================================

                                                                                                 Van Kampen
                                                 Smith Barney                                     American
                                                    Income                Alliance                 Capital
                                                  and Growth               Growth                Enterprise
                                                   Portfolio              Portfolio              Portfolio
============================================================================================================
ASSETS:
    Investments, at value
       (Cost--$122,414,066, $254,543,467
       and $93,527,825, respectively)            $ 138,575,336          $ 297,781,138          $ 108,908,972
    Cash                                                   368                 47,698                 20,071
    Receivable for securities sold                          --              1,077,162              1,070,383
    Receivable for Fund shares sold                    445,266                239,819                134,452
    Dividends and interest receivable                  106,239                176,542                 65,652
------------------------------------------------------------------------------------------------------------
    Total Assets                                   139,127,209            299,322,359            110,199,530
------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                        --              4,422,735              6,204,629
    Payable for Fund shares purchased                  282,750                     --                     --
    Management fees payable                             89,150                195,276                241,888
    Accrued expenses                                    42,990                108,462                 61,884
------------------------------------------------------------------------------------------------------------
    Total Liabilities                                  414,890              4,726,473              6,508,401
------------------------------------------------------------------------------------------------------------
Total Net Assets                                 $ 138,712,319          $ 294,595,886          $ 103,691,129
============================================================================================================
NET ASSETS:
    Par value of capital shares                  $          94          $         181          $          67
    Capital paid in excess of par value            118,970,155            239,034,502             88,402,636
    Undistributed net investment income              1,807,717                353,728                312,534
    Accumulated net realized gain (loss)
       on security transactions                      1,773,083             11,969,804               (405,255)
    Net unrealized appreciation of investments      16,161,270             43,237,671             15,381,147
------------------------------------------------------------------------------------------------------------
Total Net Assets                                 $ 138,712,319          $ 294,595,886          $ 103,691,129
============================================================================================================
Shares Outstanding                                   9,348,478             18,072,508              6,744,697
------------------------------------------------------------------------------------------------------------
Net Asset Value                                         $14.84                 $16.30                 $15.37
------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

====================================================================================================================================
Statements of Operations                                                                         For the Year Ended October 31, 1996
====================================================================================================================================
                                                                                                                     Van Kampen
                                                                       Smith Barney                                   American
                                                                          Income                Alliance               Capital
                                                                        and Growth               Growth              Enterprise
                                                                         Portfolio              Portfolio             Portfolio
====================================================================================================================================
INVESTMENT INCOME:
    Dividends                                                          $  2,230,139           $  2,106,181             $  761,062
    Interest                                                                467,543                491,363                183,291
    Less: Foreign withholding tax                                           (13,386)               (13,876)                  (627)
---------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                               2,684,296              2,583,668                943,726
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                                564,232              1,624,602                482,803
    Registration fees                                                        26,580                 53,745                 20,200
    Audit and legal                                                          14,300                 17,064                 13,500
    Shareholder communications                                               12,000                 25,285                  9,000
    Shareholder and system servicing fees                                     7,000                  6,365                  6,000
    Directors' fees                                                           8,000                 16,375                  6,100
    Custody                                                                   4,798                 23,649                 36,000
    Other                                                                       768                 10,154                  3,000
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                          637,678              1,777,239                576,603
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     2,046,618                806,429                367,123
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
    Realized Gain (Loss) From Security Transactions
    (excluding short-term securities):
       Proceeds from sales                                               24,918,937            170,106,707             73,648,209
       Cost of securities sold                                           23,145,854            158,209,112             73,934,864
---------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                              1,773,083             11,897,595               (286,655)
---------------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation
    of Investments:
       Beginning of year                                                  2,551,104              8,264,697              1,338,823
       End of year                                                       16,161,270             43,237,671             15,381,147
---------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                              13,610,166             34,972,974             14,042,324
---------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                  15,383,249             46,870,569             13,755,669
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $17,429,867            $47,676,998            $14,122,792
=================================================================================================================================


                       See Notes to Financial Statements.

=======================================================================================
Statements of Changes in Net Assets
=======================================================================================
                                                            Years Ended October 31,
                                                         ------------------------------
Smith Barney Income and Growth Portfolio                     1996           1995
=======================================================================================
OPERATIONS:
    Net investment income                                $  2,046,618    $   494,918
    Net realized gain                                       1,773,083        208,200
    Increase in net unrealized appreciation                13,610,166      2,537,787
------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                 17,429,867      3,240,905
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                    (735,738)       (51,640)
    Net realized gains                                       (199,857)            --
------------------------------------------------------------------------------------
    Decrease in Net Assets From
        Distributions to Shareholders                        (935,595)       (51,640)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from sales of shares                      82,911,406     30,321,187
    Net asset value of shares issued
        for reinvestment of dividends                         935,595         51,640
    Cost of shares reacquired                                (992,481)      (575,314)
------------------------------------------------------------------------------------
    Increase in Net Assets From
        Fund Share Transactions                            82,854,520     29,797,513
------------------------------------------------------------------------------------
Increase in Net Assets                                     99,348,792     32,986,778
NET ASSETS:
    Beginning of year                                      39,363,527      6,376,749
------------------------------------------------------------------------------------
    End of year*                                         $138,712,319    $39,363,527
====================================================================================
*   Includes undistributed net investment income of:       $1,807,717       $496,837
====================================================================================


                       See Notes to Financial Statements.

====================================================================================================================================
Statements of Changes in Net Assets (continued)
====================================================================================================================================
                                                                                                  Years Ended October 31,
                                                                                         -------------------------------------------
Alliance Growth Portfolio                                                                   1996                       1995
====================================================================================================================================
OPERATIONS:
    Net investment income                                                                $    806,429               $    655,256
    Net realized gain                                                                      11,897,595                  3,286,075
    Increase in net unrealized appreciation                                                34,972,974                  7,747,277
--------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                                                 47,676,998                 11,688,608
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                    (966,222)                   (50,811)
    Net realized gains                                                                     (3,357,984)                  (231,524)
--------------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
        Distributions to Shareholders                                                      (4,324,206)                  (282,335)
--------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from sales of shares                                                     137,418,319                 83,125,087
    Net asset value of shares issued
        for reinvestment of dividends                                                       4,324,206                    282,335
    Cost of shares reacquired                                                              (2,072,279)                  (326,769)
--------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
        Fund Share Transactions                                                           139,670,246                 83,080,653
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                    183,023,038                 94,486,926
NET ASSETS:
    Beginning of year                                                                     111,572,848                 17,085,922
--------------------------------------------------------------------------------------------------------------------------------
    End of year*                                                                         $294,595,886               $111,572,848
================================================================================================================================
*   Includes undistributed net investment income of:                                         $353,728                   $659,256
================================================================================================================================


                       See Notes to Financial Statements.

====================================================================================================================================
Statements of Changes in Net Assets (continued)
====================================================================================================================================
                                                                                                   Years Ended October 31,
                                                                                         -------------------------------------------
Van Kampen American Capital Enterprise Portfolio                                            1996                         1995
====================================================================================================================================
OPERATIONS:
    Net investment income                                                                $    367,123                 $    86,576
    Net realized gain (loss)                                                                 (286,655)                  1,248,678
    Increase in net unrealized appreciation                                                14,042,324                   1,146,998
---------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                                                 14,122,792                   2,482,252
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                    (141,540)                    (13,157)
    Net realized gains                                                                     (1,367,253)                    (16,757)
---------------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
        Distributions to Shareholders                                                      (1,508,793)                    (29,914)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from sales of shares                                                      57,624,883                  26,651,648
    Net asset value of shares issued
        for reinvestment of dividends                                                       1,508,793                      29,914
    Cost of shares reacquired                                                                (503,508)                 (2,420,846)
---------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
        Fund Share Transactions                                                            58,630,168                  24,260,716
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                     71,244,167                  26,713,054
NET ASSETS:
    Beginning of year                                                                      32,446,962                   5,733,908
---------------------------------------------------------------------------------------------------------------------------------
    End of year*                                                                         $103,691,129                 $32,446,962
=================================================================================================================================
*   Includes undistributed net investment income of:                                         $312,534                     $86,951
=================================================================================================================================


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios ("Portfolios") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and nine other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the mean between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) expenses are charged to each Portfolio; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the Alliance Growth and Van Kampen American Capital Enterprise Portfolios to reflect permanent book/tax

================================================================================
Notes to Financial Statements (continued)
================================================================================

differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $58 has been reclassified to paid-in capital for the Alliance Growth Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as the investment manager of the Smith Barney Income and Growth Portfolio ("SBIG"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBMFM, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios, pursuant to the Transfer and Assumption of Management Agreement, from SBMFM to TIA, dated September 3, 1996. SBIG pays SBMFM a management fee calculated at annual rate of 0.65% of the average daily net assets of the Portfolio. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70% of the average daily net assets of each Portfolio, respectively. These fees are calculated daily and paid monthly.

     TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions for AGP and VKACEP, respectively. As a result, TIA will pay Alliance Capital and VKAC a fee calculated at the annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

     TIA has entered into a sub-administrative services agreement with SBMFM. From its management fee TIA pays SBMFM, as sub-administrator, a fee in the amount equal to an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     SBMFM provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to Portfolio.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended October 31, 1996, SB received brokerage commissions of $124,340.

     All officers and two Directors of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                     Van Kampen
                                  Smith Barney                        American
                                   Income and        Alliance          Capital
                                     Growth           Growth         Enterprise
================================================================================
Purchases                         $ 98,122,934     $300,492,948     $130,549,803
--------------------------------------------------------------------------------
Sales                               24,918,937      170,106,707       73,648,209
================================================================================

     At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                     Van Kampen
                                  Smith Barney                        American
                                   Income and        Alliance          Capital
                                     Growth           Growth         Enterprise
================================================================================
Gross unrealized appreciation*    $17,565,552      $50,388,058      $16,579,265
Gross unrealized depreciation*     (1,404,282)      (7,150,387)      (1,198,118)
--------------------------------------------------------------------------------
Net unrealized appreciation*      $16,161,270      $43,237,671      $15,381,147
================================================================================

* Substantially the same forFederal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     5. CAPITAL SHARES

     At October 31, 1996, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

     Transactions in shares of each Portfolio were as follows:

                                                Year Ended        Year Ended
                                             October 31, 1996  October 31, 1995
================================================================================
Smith Barney Income and Growth
Shares sold                                      6,099,448         2,665,475
Shares issued on reinvestment                       72,831             5,253
Shares redeemed                                    (71,100)          (52,420)
--------------------------------------------------------------------------------
Net Increase                                     6,101,179         2,618,308
================================================================================
Alliance Growth
Shares sold                                      9,488,140         6,799,083
Shares issued on reinvestment                      322,568            27,438
Shares redeemed                                   (142,507)          (26,705)
--------------------------------------------------------------------------------
Net Increase                                     9,668,201         6,799,816
================================================================================

Van Kampen American Capital Enterprise
Shares sold                                      4,145,450         2,171,971
Shares issued on reinvestment                      117,704             2,968
Shares redeemed                                    (35,328)         (210,523)
--------------------------------------------------------------------------------
Net Increase                                     4,227,826         1,964,416
================================================================================

     6. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, VKACEP had, for Federal income tax purposes, approximately $367,000 of capital loss carryforwards available to offset future realized gains expiring October 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

================================================================================
Financial Highlights
================================================================================
For a share of capital stock outstanding throughout each year:

Smith Barney Income and Growth Portfolio    1996          1995         1994(1)
=================================================================================
Net Asset Value, Beginning of Year        $12.12         $10.14        $10.00
---------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)                 0.32           0.28          0.11
  Net realized and unrealized gain          2.62           1.76          0.03
---------------------------------------------------------------------------------
Total Income From Operations                2.94           2.04          0.14
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.17)         (0.06)         --
  Net realized gains                       (0.05)          --            --
---------------------------------------------------------------------------------
Total Distributions                        (0.22)         (0.06)         --
---------------------------------------------------------------------------------
Net Asset Value, End of Year              $14.84         $12.12        $10.14
---------------------------------------------------------------------------------
Total Return                               24.55%         20.21%         1.40%+++
---------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $138,712        $39,364        $6,377
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                              0.73%          0.73%         0.73%+
  Net investment income                     2.35           2.70          2.82+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                       32%            38%            2%
---------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)          $0.06          $0.07          --
=================================================================================

(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                     Expense Ratios
                        Per Share Decreases        Without Fee Waivers
                     in Net Investment Income       and Reimbursement
                     ------------------------      -------------------
        1995                   $0.02                      0.94%
        1994                    0.05                      2.08+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each year:

Alliance Growth Portfolio               1996            1995           1994(1)
================================================================================
Net Asset Value, Beginning of Year     $13.28          $10.65          $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)              0.04            0.14            0.06
  Net realized and unrealized gain       3.39            2.61            0.59
--------------------------------------------------------------------------------
Total Income From Operations             3.43            2.75            0.65
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.09)          (0.02)           --
  Net realized gains                    (0.32)          (0.10)           --
--------------------------------------------------------------------------------
Total Distributions                     (0.41)          (0.12)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Year           $16.30          $13.28          $10.65
--------------------------------------------------------------------------------
Total Return                            26.55%          26.19%           6.50%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $294,596        $111,573         $17,086
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                           0.87%           0.90%           0.88%+
  Net investment income                  0.39            1.24            1.47+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    88%             78%             37%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)       $0.05           $0.06            --
================================================================================


(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                     Expense Ratios
                        Per Share Decreases        Without Fee Waivers
                     in Net Investment Income       and Reimbursement
                     ------------------------       -----------------
        1995                   $0.01                      0.97%
        1994                    0.03                      1.76+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each year:

Van Kampen American
Capital Enterprise Portfolio             1996            1995          1994(1)
================================================================================
Net Asset Value, Beginning of Year      $12.89          $10.38        $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)               0.05            0.03          0.03
  Net realized and unrealized gain        2.87            2.53          0.35
--------------------------------------------------------------------------------
Total Income From Operations              2.92            2.56          0.38
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.04)          (0.02)         --
  Net realized gains                     (0.40)          (0.03)         --
--------------------------------------------------------------------------------
Total Distributions                      (0.44)          (0.05)         --
--------------------------------------------------------------------------------
Net Asset Value, End of Year            $15.37          $12.89        $10.38
--------------------------------------------------------------------------------
Total Return                             23.35%          24.74%         3.80%+++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $103,691         $32,447        $5,734
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                            0.83%           0.88%         0.84%+
  Net investment income                   0.53            0.65          0.79+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    112%            180%           55%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions (3)        $0.06           $0.05          --
================================================================================


(1) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                     Expense Ratios
                        Per Share Decreases        Without Fee Waivers
                     in Net Investment Income       and Reimbursement
                     ------------------------       -----------------
        1995                   $0.06                      1.26%
        1994                    0.07                      2.66+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Income and Growth, Alliance Growth and Van Kampen American Capital Enterprise Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from June 16, 1994 (commencement of operations)to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Income and Growth, Alliance Growth and VanKampen American Capital Enterprise Portfolios of Travelers Series Fund Inc. as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from June 16, 1994 to October 31, 1994, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP


New York, New York
December 17, 1996

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

     On October 25, 1996, a Special Meeting of the Shareholders of the Van Kampen American Capital Enterprise Portfolio was held for the purpose of voting on the following matter:

     1. To consider a new sub-advisory agreement to take effect following the consummation of the Merger of VK/AC Holding Inc., the indirect parent corporation of the Portfolio's investment sub-adviser, and Morgan Stanley Inc.

     The results of the vote were as follows:

                  % of          Votes        % of         Votes        % of
Votes For     Shares Voted*    Against   Shares Voted*  Abstained  Shares Voted*
================================================================================
5,578,635.914    89.997%     152,425.810    2.459%     467,629.246    7.544%

*    There were no broker non-votes.

================================================================================
Tax Information (unaudited)
================================================================================

     The amount of long-term capital gains paid by SBIG, AGP and VKACEP to its shareholders for the fiscal year ended October 31, 1996, was $199,857, $118,122 and $134,050, respectively.

TRAVELERS SERIES
FUND INC.

DIRECTORS
Victor K. Atkins
Jessica M. Bibliowicz
Alger B. Chapman
A.E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
James M. Shuart

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

James B. Conheady
Vice President

Martin Hanley
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Phyllis Zahorodny
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



SMITH BARNEY
--------------------------------

A Member of TravelersGroup[LOGO]



INVESTMENT MANAGERS
Smith Barney Mutual Funds
Management Inc. and
Travelers Investment Adviser, Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

ANNUITY ADMINISTRATION
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers
Series Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.




TRAVELERS SERIES
FUND INC.
388 Greenwich Street
New York, New York 10013


IN0251 12/96